UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Prairie Operating Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

☐	Fee paid previously with preliminary materials.

PRAIRIE OPERATING CO.

55 Waugh Drive, Suite 400

Houston, Texas 77007

[April 18], 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Prairie Operating Co.:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Prairie Operating Co., a Delaware corporation (the “Company,” “Prairie Operating Co.,” “we,” “us” or “our”). The meeting will be held on May 8, 2025 at 10 a.m. Central Time at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056.

The Special Meeting will be held for the following purposes:

1.	To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) upon the conversion of or otherwise pursuant to the terms of the Series F Convertible Preferred Stock, $0.01 par value per share (“Series F Preferred Stock”), issued pursuant to the Securities Purchase Agreement dated March 24, 2025 by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto (collectively, the “Buyer”) (the “Securities Purchase Agreement”) and the corresponding Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Nasdaq Stock Issuance Proposal (Preferred Stock)”);

2.	To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Common Stock upon the exercise of the warrants (the “Warrants”) to purchase the Common Stock, issued pursuant to the Securities Purchase Agreement (the “Nasdaq Stock Issuance Proposal (Warrants)”); and

3.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

This Notice of Special Meeting, the accompanying proxy statement and form of proxy are first being mailed on or about April [18], 2025 to stockholders of record as of March 24, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Special Meeting and to vote in person. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Special Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Special Meeting.

The enclosed Proxy Statement is also available via the Internet at www.sec.gov, and on our website free of charge at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Our Board of Directors unanimously recommends that you vote FOR each of the proposals described in this Proxy Statement. We urge you to read these proxy materials in their entirety and to consider them carefully, including the effect that adopting or failing to adopt the proposals will have on stockholders.

Whether or not you plan to attend the Special Meeting, please vote electronically via the Internet, by telephone, or complete, sign, date, and return the accompanying proxy card and mail it promptly in the enclosed postage paid return envelope.

Sincerely,

/s/ Daniel T. Sweeney

Executive Vice President, General Counsel and Corporate Secretary

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PROXY STATEMENT SUMMARY

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2025

INTRODUCTION AND GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Prairie Operating Co., a Delaware corporation (“Prairie Operating Co.,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on May 8, 2025, including any adjournment, postponement or rescheduling thereof (the “Special Meeting”).

Only stockholders of record as of the close of business on March 24, 2025, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Special Meeting or any adjournment(s) or postponement(s) thereof.

If you attend the Special Meeting, you may vote in person. Even if you plan to attend the Special Meeting in person, we urge you to vote in advance of the meeting using one of these advance voting methods:

By Internet:	By Phone:	By Mail:
www.proxyvote.com	1-800-690-6903	Vote Processing
c/o Broadridge
51 Mercedes
Edgewood,
NY 11717.

Brokers are not permitted to vote your shares for non-discretionary matters, which include all the proposals hereto, without your instructions as to how to vote. Please return your proxy so that your vote can be counted on such matters.

This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to stockholders and made available on the internet on or about April [18], 2025.

Important Notice Regarding the Availability of Proxy Materials

All stockholders will have the ability to access the proxy materials via the Internet at www.sec.gov, and the Company’s website at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the Internet.

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How do I attend and participate in the Special Meeting?

The meeting will be held on May 8, 2025 at 10:00 a.m. Central Time at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056. You may attend, vote and ask questions at the Special Meeting by attending in person. If you are a stockholder of record, you will be asked to provide the proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

You may submit a question at any point during the Special Meeting (until the floor is closed to questions). Stockholder questions or comments are welcome, but we will only answer questions pertinent to Special Meeting matters, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Special Meeting matters and therefore will not be addressed. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Will a list of record stockholders as of the Record Date be available?

In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Houston, Texas a list of the stockholders entitled to vote at the Special Meeting. The list will be open to the examination of any stockholder during ordinary business hours for ten days before the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on March 24, 2025 will be entitled to vote at the Special Meeting. On the Record Date, there were 26,963,790 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on March 24, 2025 your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the Internet or by telephone to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on March 24, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.

What if another matter is properly brought before the meeting?

Pursuant to the Company’s Amended and Restated Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.

How do I vote?

For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board recommends you vote “For” each of the proposals presented in this Proxy.

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The procedures for voting are as follows:

If you are a record stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●	By Internet. You may submit a proxy electronically via the Internet by visiting the website listed on the proxy card. Please have the Notice of Special Meeting, this Proxy Statement and the proxy card (the “Proxy Materials”) in hand when you log onto the website. Internet voting is available until 11:59 p.m. Eastern Time on May 7, 2025.

●	By Telephone. You may submit a proxy by telephone by calling the toll-free number listed on the proxy card. Please have your Proxy Materials in hand when you call. Telephone voting is available until 11:59 p.m. Eastern Time on May 7, 2025.

●	By Mail. You may submit a proxy by mail by signing, dating and returning your proxy card in the provided pre-addressed envelope.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date. Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes. Neither our Second Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws (our “Bylaws”) allow for cumulative voting rights.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by telephone or electronically during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares at his or her discretion. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Special Meeting.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion.

Although the shares of Common Stock are listed for trading on the NASDAQ® Capital Market (“Nasdaq”), brokerage firms and nominees that are members of the New York Stock Exchange (“NYSE”) generally abide by the rules of the NYSE with respect to matters regarding the exercise of discretion in the voting of shares on behalf of beneficial owners of those shares. In this regard, under the rules of the NYSE, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, banker or other agent has not received voting instructions from the beneficial owner of the shares and the broker, banker or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. In this regard, Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.

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If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

The cost of preparing, printing, assembling and mailing the Proxy Materials, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be exclusively borne by us. Wages of regular employees and officers are not considered to be expenses incurred with respect to the solicitation of proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You may revoke your proxy in writing at any time before it is exercised at the Special Meeting by: (i) delivering to the Secretary of the Company a written notice of the revocation; (ii) signing, dating and delivering to the Secretary of the Company a proxy with a later date; (iii) voting again by Internet or by telephone, if available, prior to the start of the Special Meeting or (iv) voting again at the Special Meeting.

Your most current proxy card or Internet or telephone proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 2 and 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required	Effect of Abstentions	Broker Non-Vote
1	Nasdaq Stock Issuance Proposal (Preferred Stock)	A majority of the total votes cast	No Effect	No Effect

2	Nasdaq Stock Issuance Proposal (Warrant)	A majority of the total votes cast	No Effect	No Effect

3	Adjournment Proposal	A majority of the voting power of shares entitled to vote that are present in person or represented by proxy	Count as votes AGAINST	No Effect

Pursuant to voting agreements entered into with certain holders of our Common Stock owning more than 50% of our issued and outstanding shares of Common Stock, we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Nasdaq Stock Issuance Proposal (Preferred Stock) and the Nasdaq Stock Issuance Proposal (Warrant). Please see the section of this Proxy Statement entitled “Proposal 1 Nasdaq Stock Issuance Proposal (Preferred Stock) – Securities Purchase Agreement” for additional information regarding these voting agreements.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at a meeting of stockholders. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Special Meeting is necessary to constitute a quorum. On the Record Date, there were 26,963,790 shares outstanding and entitled to cast vote. Thus, the holders of 13,481,896 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Special Meeting. Abstentions will be counted toward the quorum requirement. The chairman of the meeting or the holders of a majority of the voting power of common stock of the Company entitled to vote at the Special Meeting who are present in person or represented by proxy, whether or not a quorum is present, shall have the power to adjourn or recess a meeting of stockholders from time to time, for any reason, without notice other than an announcement at the Special Meeting, until a quorum is present. At any adjourned or recessed meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

All stockholders will have the ability to access the proxy materials via the Internet at www.sec.gov, and the Company’s website at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (this “proxy statement”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements appear in a number of places in this proxy statement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of our management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date such statements are made. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and other sections in the Annual Report on Form 10-K filed by us on March 6, 2025, and in our prospectus or any prospectus supplement which are on file with the Securities and Exchange Commission.

These and other factors could cause actual results to differ from those implied by the forward-looking statements. Forward-looking statements are not guarantees of performance and speak only as of the date hereof. There can be no assurance that future developments will be those that have been anticipated or that we will achieve or realize these plans, intentions, or expectations.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date they are made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements.

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PROPOSAL 1

NASDAQ STOCK ISSUANCE PROPOSAL (PREFERRED STOCK)

We are seeking approval of the issuance of shares of Common Stock upon the conversion of or otherwise pursuant to the terms of shares of the Series F Convertible Preferred Stock, $0.01 par value per share (“Series F Preferred Stock”), issued pursuant to the Securities Purchase Agreement dated March 24, 2025 by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto (collectively, the “Buyer”) (the “Securities Purchase Agreement”) and the corresponding Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Certificate of Designation” or “Series F Certificate of Designation”), in accordance with Nasdaq Rule 5635. None of the other proposals are conditioned upon the approval of this Proposal 1.

Overview

As described in more details below, on March 24, 2025, the Company agreed to issue and sell, in a registered offering by the Company directly to the Buyer (the “Preferred Offering”), (i) 148,250 shares (the “Preferred Shares”) of Series F Preferred Stock, with a stated value of $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series F Preferred Stock (the “Stated Value”), and (ii) upon the one-year anniversary of the issue date of the Preferred Shares, subject to the satisfaction of certain conditions, warrants (the “Warrants”) to purchase a number of shares of our Common Stock, equal to the quotient of (1) 125% of the Stated Value of all Series F Preferred Stock held by such holder on the original issuance date, divided by (2) the average of the 10 daily volume-weighted average per share trading prices of our Common Stock during the 10 trading days prior to the original issuance date. The Preferred Offering also relates to the offering of the shares of Common Stock issuable upon the conversion of or otherwise pursuant to the terms of the Series F Preferred Stock (the “Underlying Preferred Stock Shares”). The Preferred Offering closed on March 26, 2025, and the Company received approximately $139.1 million of net proceeds from the Preferred Offering, after deducting fees and estimated offering expenses payable by the Company.

The Company’s Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), including Nasdaq Listing Rules 5635. Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. The Series F Preferred Stock currently has a conversion price greater than or equal to the Minimum Price as of the date of the Securities Purchase Agreement. However, the Certificate of Designation of the Series F Preferred Stock contains certain adjustment provisions as described in this proxy statement that may result in the reduction of the conversion price thereof, and, at election of the holder of the Series F Preferred Stock, to convert using an alternative conversion rate, as discussed in details below. The issuance of Common Stock upon the conversion of the Series F Preferred Stock at such a reduced conversion price or otherwise pursuant to the Certificate of Designation, either alone or together with shares of the Common Stock issuable upon exercise of the Warrants, if issued, may result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to the issuance of the Underlying Preferred Stock Shares at a price below the Minimum Price. Accordingly, the Company needs stockholder approval of the issuance of shares of Common Stock upon any such conversion of the Series F Preferred Stock or otherwise pursuant to the Certificate of Designation.

Moreover, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes, is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding common stock or voting power of the Company and such ownership or voting power would be the Company’s largest ownership position. As described above, the issuance of shares of Common Stock upon the conversion of the Series F Preferred Stock at certain conversion price or otherwise pursuant to the Certificate of Designation may result in the issuance of shares of Common Stock equaling, or exceeding, 20% of the issued and outstanding Common Stock and it is possible that such issuance, either alone or together with shares of the Common Stock issuable upon exercise of the Warrants, if issued, and any other shares of Common Stock previously held by the holder of the Series F Preferred Stock, could result in the creation of a new ownership position that would be deemed a “change of control” under Nasdaq rules. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).

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Because the conversion price of the Series F Preferred Stock may be adjusted, the number of shares of Common Stock that will actually be issued upon the conversion of or otherwise pursuant to the terms of shares of the Series F Preferred Stock cannot be ascertained at this time. In addition, under the terms of the Series F Preferred Stock, a holder may not convert the Series F Preferred Stock if such holder or any of its affiliates would beneficially own (to the extent that after giving effect to such conversion) a number of shares of Common Stock which would exceed 4.99% (which may be increased up to 9.99% upon prior notice from a holder of the Series F Preferred Stock to us) of the shares of Common Stock outstanding immediately after giving effect to such conversion.

Background

Bayswater Acquisition

On February 6, 2025, the Company and certain subsidiaries of the Company entered into a Purchase and Sale Agreement (as amended, the “Bayswater PSA”), with Bayswater Resources LLC, Bayswater Fund III-A, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP, and Bayswater Exploration and Production, LLC (collectively, “Bayswater”). Pursuant to the Bayswater PSA, the Company agreed to acquire certain oil gas properties from Bayswater (the “Bayswater Assets”) for a purchase price of $602.75 million, subject to certain closing price adjustments, payable in cash (the “Cash Consideration”) and 3,656,098 shares of the Common Stock (the “Bayswater Acquisition”). The Company funded a portion of the Cash Consideration with the proceeds from the offering of the Preferred Shares and proceeds from the concurrent Common Stock offering.

The Bayswater Acquisition was closed on March 26, 2025, after the consummation of the financing transactions discussed above, including the offering of Preferred Shares.

Securities Purchase Agreement

On March 24, 2025, the Company entered into the Securities Purchase Agreement with the Buyer, pursuant to which the Company agreed to issue and sell, in a registered offering by the Company, directly to the Buyer, (i) 148,250 shares of Series F Preferred Stock, with a Stated Value of $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series F Preferred Stock, and (ii) upon the one-year anniversary of the issue date of the Preferred Shares, subject to the satisfaction of certain conditions, Warrants to purchase a number of shares of our Common Stock, equal to the quotient of (1) 125% of the Stated Value of all Series F Preferred Stock held by such holder on the original issuance date, divided by (2) the average of the 10 daily volume-weighted average per share trading prices of our Common Stock during the 10 trading days prior to the original issuance date. The Preferred Offering also relates to the offering of the shares of Common Stock issuable upon the conversion of or otherwise pursuant to the terms of the Series F Preferred Stock. The Preferred Offering closed on March 26, 2025, and the Company received approximately $139.1 million of net proceeds from the Preferred Offering, after deducting fees and estimated offering expenses payable by the Company.

The terms of the Series F Preferred Stock provide that we will not issues shares of our Common Stock upon conversion of the Series F Preferred Stock or otherwise pursuant to the Certificate of Designation to the extent that such issuance would require prior stockholder approval in accordance with Nasdaq rules, unless such stockholder approval has been obtained. We have agreed to seek to obtain stockholder approval for the issuance of Underlying Preferred Stock Shares and the shares of our Common Stock upon exercise of the Warrants, if issued, as soon as reasonably practicable (and not later than 45 days if the SEC does not review and provide written comments on the proxy statement or 60 days if the SEC does review and provide written comments on the proxy statement) following the date of the Securities Purchase Agreement.

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Holders of our Common Stock owning more than 50% of our issued and outstanding shares of Common Stock have entered into and delivered voting agreements pursuant to which such holders have agreed to vote their shares of Common Stock in favor of such matters.

Series F Preferred Stock

The following is a summary of the material terms and provisions of the Preferred Shares. This summary is subject to and qualified in its entirety by the Series F Certificate of Designation, attached as Appendix A of this proxy statement, and our second amended and restated certificate of incorporation (“Charter”).

General

Our authorized capital stock consists of 500,000,000 shares of Common Stock, of which 42,942,127 shares were issued and outstanding as of March 31, 2025, and 50,000,000 shares of preferred stock, $0.01 par value per share, of which 5,981.68 shares of Series D Convertible Preferred Stock, par value $0.01 per share, and 147,250 shares Series F Convertible Preferred Stock were issued and outstanding as of March 31, 2025.

The number of authorized shares of Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding plus the number reserved for issuance upon the exercise, conversion or exchange of outstanding securities) by the affirmative vote of the majority of the voting power of the outstanding shares of stock of the Company entitled to vote generally on the election of directors, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) (or any successor provision thereto), and no vote of the holders of either Common Stock or preferred stock voting separately as a class or series shall be required therefor.

Our Charter authorizes the board of directors, subject to any limitations prescribed by law, without further stockholder approval, to establish and to issue from time to time one or more series of preferred stock, par value $0.01 per share, covering up to an aggregate of 50,000,000 shares of preferred stock. Each series of preferred stock will cover the number of shares and will have the powers, preferences, privileges, rights, qualifications, limitations and restrictions determined by the board of directors, which may include, among others, dividend rights, liquidation preferences, voting rights, whether subject to retirement or sinking funds, conversion rights, preemptive rights and redemption rights. Except as provided by law or in a preferred stock designation, the holders of preferred stock are not entitled to vote at or receive notice of any meeting of stockholders.

The Preferred Shares and, when issued, our Common Stock issuable upon conversion of, or issued and paid as a dividend on, the Preferred Shares will be fully paid and nonassessable. The holders of the Series F Preferred Stock will have no preemptive or preferential rights to purchase or subscribe for any class of our stock, obligations, warrants or other securities.

The Preferred Offering closed on March 26, 2025. We sold the Preferred Shares to the Buyer pursuant to the Securities Purchase Agreement at a price of $1,000 per share.

Ranking

All payments due under the Series F Certificate of Designation in respect of a share of Series F Preferred Stock shall rank pari passu with all other shares of Series F Preferred Stock.

Exchange Listing

There is no established public trading market for the Series F Preferred Stock, and we do not expect a market to develop. In addition, we do not intend to list the Series F Preferred Stock on any securities exchange or nationally recognized trading system. Without an active trading market, the liquidity of the Series F Preferred Stock will be limited.

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Voting Rights

Except as otherwise provided in the Series F Certificate of Designation or as otherwise required by law, the Series F Preferred Stock will have no voting rights. However, as long as any shares of Series F Preferred Stock are outstanding, we will not, without the affirmative vote of the Required Holders, (a) alter or change the powers, preferences or rights given to the Series F Preferred Stock in an adverse manner or alter or amend the Series F Certificate of Designation in such a manner so as to adversely affect any rights of the holders of the Series F Preferred Stock, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon any liquidation, dissolution or winding-up of the Company senior to, or otherwise pari passu with, the Series F Preferred Stock, (c) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series F Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series F Preferred Stock will be entitled to receive out of our assets, whether capital or surplus, an amount equal to the Fundamental Change Redemption Price and any other fees or liquidated damages then due and owing thereon under the Series F Certificate of Designation, for each share of Series F Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the our assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series F Preferred Stock shall be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Dividends; Cash Sweep Payments

Dividends

From and after the Issue Date, each holder of Series F Preferred Stock will be entitled to receive, on a cumulative basis, whether or not authorized or declared and whether or not the Company has assets legally available therefor, dividends on each share of Series F Preferred Stock (the “Stated Dividend”) at a rate per annum equal to the Stated Dividend Rate on the amount equal to the sum of (a) the Stated Value plus (b) all accrued and unpaid dividends on such share of Series F Preferred Stock (including dividends accrued and unpaid on previously unpaid dividends). Stated Dividends on each share of Series F Preferred Stock will (i) accrue on the Stated Value and all accrued and unpaid dividends on such share; (ii) accrue daily and compound quarterly from, and including, the most recent date to which a Stated Dividend has been paid or duly provided for (or, if no Stated Dividend has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Dividend; (iii) be paid to the holder in cash on each March 1, June 1, September 1 and December 1 of each calendar year, beginning on June 1, 2025 (each, a “Dividend Payment Date”) in accordance with “-Method of Payment-Cash Payments” below or in shares of Common Stock on each Dividend Payment Date in accordance with “-Method of Payment-Company’s Election to Pay Stated Dividend in Cash or Common Stock” below; (iv) be paid to the holder with respect to any shares of Series F Preferred Stock such dividends have accrued on (including dividends accrued and unpaid on previously unpaid dividends thereon) concurrently on any date on which any such shares of Series F Preferred Stock are redeemed, converted or otherwise retired (including, without limitation, a Conversion Settlement Date, Company Redemption Date, Fundamental Change Redemption Date, or any date that a Cash Sweep Payment is paid by the Company to the holder) and (v) be computed on the basis of a 360-day year comprised of twelve 30-day months.

Cash Sweep Payments

Concurrently with the completion of any Equity Issuance resulting in proceeds to the Company (a “Cash Sweep Financing”) or certain dividends or distributions declared or made, prepayments of indebtedness made, or investments acquired, owned or made pursuant to certain sections of the Senior Indebtedness Agreement (a “DFCF Action”), we will certify to each holder of Series F Preferred Stock in writing (i) the amount of the applicable Cash Sweep Financing or DFCF Action, as applicable, and (ii) the calculation of the potential Cash Sweep Amount with respect to such Cash Sweep Financing or DFCF Action, as applicable (including a certification that such Cash Sweep Amount was calculated in accordance with the terms of the Series F Certificate of Designation) (such certification, a “Cash Sweep Certification”); provided, however, that, unless consented to by the holder in writing, in the event that the extent of such Cash Sweep Financing or DFCF Action, as applicable, and Cash Sweep Amount is such that the information required in such certification would constitute material non-public information regarding the Company, then we will also concurrently publicly disclose such material non-public information on a Current Report on Form 8-K or otherwise.

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Each holder has the right to require us, exercisable by delivery of written notice to us of exercise of such right (a “Cash Sweep Notice”) given within five business days of delivery of a Cash Sweep Certification, to pay to the holder in cash within one business day following the delivery of such Cash Sweep Notice (regardless of whether we actually deliver a Cash Sweep Certification), all or a portion of the Cash Sweep Amount with respect to such Cash Sweep Financing or DFCF Action, as applicable, in redemption of a number of shares of Series F Preferred Stock at a price per share equal to the result (rounded up to the nearest second decimal) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of such shares of Series F Preferred Stock, plus (B) the accrued and unpaid dividends on such shares.

Any payment made to the holder pursuant to this section is referred to as a “Cash Sweep Payment”.

Method of Payment

Cash Payments

We will pay all cash amounts due under the Series F Certificate of Designation by wire transfer of immediately available funds to the account of the holder of Series F Preferred Stock as set forth in a written notice of such holder delivered by the holder to us at least one business day before the date such amount is due.

Company’s Election to Pay Stated Dividend in Cash or Common Stock

At least 15 Trading Days (but no more than 20 Trading Days) prior to a Dividend Payment Date, we, if we desire to elect to make a payment of a Stated Dividend with respect to such Dividend Payment Date, entirely or partially, in shares of Common Stock, will deliver to the holder of Series F Preferred Stock a written notice of such election stating which portion thereof we have elected to pay in shares of Common Stock and certifying that the Equity Conditions are satisfied as of such date (a “Stated Dividend Stock Payment Notice”) (and such election will be irrevocable as to such Dividend Payment Date). Failure to timely deliver a Stated Dividend Stock Payment Notice to the holder will be deemed an election by us to pay the Stated Dividend with respect to such Dividend Payment Date in cash. With respect to any Dividend Payment Date for which we have elected to make a payment of a Stated Dividend (or any applicable portion thereof) in shares of Common Stock in accordance with this section, we will issue to the holder on such Dividend Payment Date a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing such payment of a Stated Dividend (or any applicable portion thereof) by the Market Stock Payment Price as of such Dividend Payment Date. We will not have the right to, and will not, make any payment of a Stated Dividend (or any applicable portion thereof) in shares of Common Stock if the Equity Conditions are not satisfied for each VWAP Trading Day occurring between the date of delivery of the Stated Dividend Stock Payment Notice and the applicable Dividend Payment Date (and we will certify in writing to the holder on the applicable Dividend Payment Date that the Equity Conditions have continued to have been satisfied during such period), and such Stated Dividend (or any applicable portion thereof) will instead accrue on each share of Series F Preferred Stock on such Dividend Payment Date until paid in accordance with the Series F Certificate of Designation, unless such failure of the Equity Conditions to be so satisfied is waived in writing by the holder, which waiver may be granted or withheld by the holder in its sole discretion.

In the event we have elected to make any payment of Stated Dividends in shares of Common Stock pursuant to this section or are required to issue shares of Common Stock pursuant to the provision described in the second paragraph of “-Additional Payments Based on Conversion Price” but are prohibited from so issuing such shares (or any applicable portion thereof) because it would cause such holder, together with its attribution parties, to hold in excess of the applicable percentage of the Common Stock as set forth in the first paragraph under “-Limitations on Conversion”, then such shares shall be held in abeyance for the benefit of such holder until such time or times as its right thereto would not result in such holder together with its attribution parties exceeding the applicable percentage in the first paragraph under “-Limitations on Conversion”, at which time or times such holder shall be issued such shares of Common Stock (and any such shares declared or made on such initial issuance or on any subsequent issuance held similarly in abeyance) to the same extent as if there had been no such limitation, unless, with respect to shares of Common Stock to be issued pursuant to this section, the holder delivers written notice to us that the portion of such Stated Dividend should instead accrue on each share of Series F Preferred Stock on such Dividend Payment Date until paid in accordance with the Series F Certificate of Designation.

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Company’s Election to Pay Alternative Conversions in Cash

We may settle Alternative Conversions entirely (but not in part) in cash (an “Alternative Conversion Cash Payment”) on the Conversion Settlement Dates in respect of such Alternative Conversions if (i) the Market Stock Payment Price on the Trading Day immediately prior to the applicable Alternative Conversion Date is less than $5.00 per share (subject to proportionate adjustments for certain stock dividends or distributions, splits and combinations) (such price, the “Floor Price” and such Alternative Conversion, a “Below Floor Alternative Conversion”) and (ii) we shall have first delivered to the holder of Series F Preferred Stock a written notice (an “Alternative Conversion Cash Payment Notice”) of such election at least 10 Trading Days prior to any such Alternative Conversion Date, stating that we have elected to settle all Below Floor Alternative Conversions in cash; provided that we will not be entitled to (i) deliver more than two Alternative Conversion Cash Payment Notices in any rolling 90 day period or (ii) deliver an Alternative Conversion Cash Payment Notice at any time during which we would be restricted from redeeming such shares of Series F Preferred Stock in cash in accordance with the Senior Indebtedness Agreement. Such Alternative Conversion Cash Payment Notice shall remain in effect until and including the 10th Trading Day following any written revocation of such Alternative Conversion Cash Payment Notice delivered by us to the holder, which period may be shortened by the holder by providing written notice thereof to us. On the Conversion Settlement Date with respect to such Below Floor Alternative Conversion, we will pay to the holder the Alternative Conversion Cash Payment Amount in settlement of such Alternative Conversion Cash Payment. Solely in the event that an Alternative Conversion Cash Payment Notice is in effect and has not been validly revoked by us, notwithstanding our election to settle a Below Floor Alternative Conversion in cash pursuant to such notice, the holder may instead elect to convert its shares of Series F Preferred Stock and accrued and unpaid dividends thereon in a Below Floor Alternative Conversion as described in “-Alternative Conversions”; provided that, in such circumstance only, the Alternative Conversion Rate referenced in the applicable section of the Series F Certificate of Designation shall be replaced by the Floor Price Conversion Rate and the Market Stock Payment Price referenced in the applicable section of the Series F Certificate of Designation shall be replaced by the Floor Price. At any time during the effectiveness of an Alternative Conversion Cash Payment Notice, if we become restricted from paying cash on account of the Series F Preferred Stock pursuant to the terms of the Senior Indebtedness Agreement, we will provide written notice to the holder within one business day of the effectiveness of such restriction and such notice will immediately revoke the effectiveness of the Alternative Conversion Cash Payment Notice.

“Floor Price Conversion Rate” means a number of shares of Common Stock per share of Series F Preferred Stock equal to the result (rounded up to the closest whole number) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of the share of Series F Preferred Stock subject to the Alternative Conversion divided by (B) the Floor Price; provided, that the Floor Price Conversion Rate shall be subject to adjustment pursuant to the provisions described in “-Adjustments to Conversion Rate in Connection with a Triggering Event” below.

Additional Payments Based on Conversion Price

With respect to (a) the conversion of each share of Series F Preferred Stock for Standard Conversion Consideration and (b) the redemption of each share of Series F Preferred Stock at the Company Redemption Price or the Fundamental Change Redemption Price, the holder of such share will be entitled to receive an additional payment (each, an “Additional Payment”) in an amount equal to (x) $19,875,000 multiplied by (y) a fraction, the numerator of which is the Stated Value of such share of converted or redeemed Series F Preferred Stock, and the denominator of which is the aggregate Stated Value of all shares of Series F Preferred Stock issued pursuant to the Securities Purchase Agreement, which Additional Payment, subject to the paragraph below, shall be paid to such holder in cash on the related Conversion Settlement Date, Company Redemption Date or Fundamental Change Redemption Date; provided, however, that in no event will the aggregate amount of all Additional Payments exceed $19,875,000.

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To the extent that any cash payment of an Additional Payment would be prohibited by the Senior Indebtedness Agreement, the Company will provide written notice (e-mail being sufficient) thereof to the applicable holder on the related Conversion Date, Company Redemption Date or Fundamental Change Redemption Date and, in lieu of such cash payment, the Company will issue such holder an amount of shares of Common Stock (rounded up to the closest whole number) equal to the Additional Payment divided by the Market Stock Payment Price on the Trading Day immediately preceding the date such shares of Common Stock are delivered to such holder. Any such shares of Common Stock delivered to the holder pursuant to this section shall be Freely Tradeable. The holder may elect to receive any shares of Common Stock issuable to such holder pursuant to this paragraph in one or more portions over multiple Trading Days by specifying a portion of such Additional Payment to be delivered in shares of Common Stock on any Trading Day. Notwithstanding the foregoing, to the extent that the Market Stock Payment Price is lower than the Absolute Floor Price, the holder shall, at its option, receive such shares of Common Stock using the Absolute Floor Price or accrue the value of such Additional Payment on the Stated Value of the shares of Preferred Stock as an unpaid dividend until paid in accordance with the Series F Certificate of Designation.

Redemption

Redemption at Our Option

Subject to terms, conditions and certain exceptions set forth in the Series F Certificate of Designation, we will have the right to redeem all (but not less than all) of the then-outstanding shares of Series F Preferred Stock (a “Company Redemption”), on a date to be determined by us in our discretion (any such date, a “Company Redemption Date”), for a cash redemption price per share of Series F Preferred Stock equal to the Company Redemption Price (as defined below).

“Company Redemption Price” means a cash amount per share of Series F Preferred Stock equal to the greater of (A) (i) 125% multiplied by (ii) the Stated Value of a share of Series F Preferred Stock plus (iii) the accrued and unpaid dividends on such shares of Series F Preferred Stock and (B) (i) 125% multiplied by (ii) (x) the Conversion Rate in effect as of the Trading Day immediately preceding such Company Redemption Date multiplied by (y) the highest Daily VWAP per share of our common stock during the period beginning on, and including, the fifth VWAP Trading Day prior to the date that the notice of the Company Redemption is delivered and ending on, and including, the VWAP Trading Day immediately preceding such Company Redemption Date plus (iii) the accrued and unpaid dividends on such shares of Series F Preferred Stock.

Redemption of the Series F Preferred Stock upon a Fundamental Change

If a Fundamental Change occurs, a holder of Series F Preferred Stock will have the right to require us to redeem all or any portion of the shares of Series F Preferred Stock owned by such holder for a cash purchase price equal to the Fundamental Change Redemption Price (such redemption, a “Redemption Upon Fundamental Change”).

A “Fundamental Change” means any of the following events:

●	any “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than us or our wholly-owned subsidiaries, or our employee benefit plans or those of our wholly-owned subsidiaries, files any report with the SEC indicating that such person or group has become the direct or indirect beneficial owner (as determined in accordance with Rule 13(d)(3) of the Exchange Act) of share of our common equity representing more than 50% of the voting power of all of our then-outstanding common equity;

●	any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of our and our subsidiaries’ assets, taken as a whole, to any person (other than solely to one or more of our wholly-owned subsidiaries); or any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of our common stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of our common stock); provided, however, that any merger, consolidation, share exchange or combination of us pursuant to which the persons that directly or indirectly beneficially owned all classes of our common equity immediately before such transaction directly or indirectly beneficially own, immediately after such transaction, more than 50% of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause;

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●	the approval by our stockholders of a plan or proposal to liquidate or dissolve us;

●	any breach or default occurs pursuant to the terms of the Senior Indebtedness Agreement or under any agreement evidencing a Senior Indebtedness Permitted Refinancing, if the effect of such breach or default is to (i) cause (including following the termination of any waiver or forbearance in connection with such breach or default) the indebtedness thereunder to become or be declared due prior to its stated maturity or (ii) permit the holders of such indebtedness to cause such indebtedness to become or be declared due prior to its stated maturity and the requisite holders not validly waive or enter into a forbearance in connection with such breach or default within 60 days (A) from its receipt of notice of such breach or default or (B) to the extent a waiver or forbearance in connection with such breach or default was previously entered into and subsequently terminated (and the result of such termination is to permit the holders of such Indebtedness to cause such indebtedness to become or be declared due prior to its stated maturity), from such termination; or

●	our common stock ceases to be listed on any Eligible Exchange.

The “Fundamental Change Redemption Price” means, with respect to each share of Series F Preferred Stock upon a Redemption Upon Fundamental Change, a cash amount equal to the greater of (A) (i) 125% multiplied by (ii) the Stated Value plus (iii) the accrued and unpaid dividends on such share of Series F Preferred Stock and (B) (i) 125% multiplied by (ii) (x) the Conversion Rate in effect as of the Trading Day immediately preceding the effective date of such Fundamental Change multiplied by (y) the highest Daily VWAP per share of Common Stock occurring during the period commencing five Trading Days prior to the earlier of (a) the effective date of such Fundamental Change and (b) the date that such Fundamental Change is publicly announced and ending on the date immediately preceding the date as of which shares of Series F Preferred Stock must be repurchased for cash in connection with a Fundamental Change, as provided in this section (the “Fundamental Change Redemption Date”) plus (iii) the accrued and unpaid dividends on such share of Series F Preferred Stock.

Conversion Rights

General

Subject to the provisions of the Series F Certificate of Designation, the holder of Series F Preferred Stock may, at its option, at any time and from time to time, convert the shares of Series F Preferred Stock then held by such holder into Conversion Consideration. Subject to the terms of the Series F Certificate of Designation, a holder may convert less than all of the shares of Series F Preferred Stock then held by such holder, and provisions of the Series F Certificate of Designation applying to the conversion of such shares of Series F Preferred Stock in whole will equally apply to conversions of any portion of the shares of Series F Preferred Stock then held by such holder. However, in no event will any share of Series F Preferred Stock be converted into shares of Common Stock using a Market Stock Payment Price or Triggering Event Conversion Price that is lower than the Absolute Floor Price, in which case, the Absolute Floor Price shall be used for such conversion.

“Conversion Rate” initially means 202.0202 shares of Common Stock per share of Series F Preferred Stock; provided, however, that the Conversion Rate is subject to adjustment pursuant to the provisions described below under “-Adjustments to Conversion Rate in Connection with a Triggering Event” and “-Additional Conversion Rate Adjustments”; provided, further, that whenever the Series F Certificate of Designation refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately after 5:00 p.m., New York City time, on such date. The “Conversion Price” means, as of any time, an amount equal to $1,000 divided by the Conversion Rate in effect at such time.

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The consideration (the “Standard Conversion Consideration”) due in respect of each share of Series F Preferred Stock to be converted (other than pursuant to an Alternative Conversion) will, subject to “-Fractional Shares” below, consist of a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion and a number of shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the aggregate accrued and unpaid dividends on such share of Series F Preferred Stock to, but excluding, the Conversion Settlement Date by the Conversion Price.

Alternative Conversions

If a holder of Series F Preferred Stock wishes to elect to convert all or a portion of the shares of Series F Preferred Stock then held by such holder using the Alternative Conversion Rate in lieu of the Conversion Rate (an “Alternative Conversion”), the holder will indicate such election in the holder conversion notice delivered in accordance with the Series F Certificate of Designation, including the applicable number of shares of Series F Preferred Stock such holder desires to convert pursuant to such Alternative Conversion.

A holder may elect to conduct any number of Alternative Conversions during each calendar quarter, with the first such quarter after the Issue Date ending on March 31, 2025; provided that the aggregate of the Stated Value of the shares of Series F Preferred Stock converted to Common Stock (or redeemed for cash as described in “-Company’s Election to Pay Alternative Conversions in Cash” above) during any such calendar quarter pursuant to Alternative Conversions shall not exceed the Alternative Conversion Cap for such calendar quarter; provided, that (1) the holder and the Company may agree to increase the size of the Alternative Conversion Cap for any given calendar quarter by mutual written consent and (2) the Alternative Conversion Cap shall not apply on and after any VWAP Trading Day on which the Daily VWAP per share of Common Stock is less than $3.50 (subject to proportionate adjustments for certain events) through and including the 20th VWAP Trading Day thereafter. Any Alternative Conversions that occur during any VWAP Trading Day where the Alternative Conversion Cap does not apply pursuant to this section shall not reduce the amount available under the Alternative Conversion Cap for such calendar quarter (including for purposes of any rollover pursuant to the section described in the next paragraph).

Any portion of the Alternative Conversion Cap (including as adjusted pursuant to this section) for any calendar quarter that remains available for Alternative Conversions upon the expiration of such calendar quarter will be added to and increase the Alternative Conversion Cap for the subsequent calendar quarter by such available amount.

“Alternative Conversion Rate” means a number of shares of Common Stock per share of Series F Preferred Stock equal to the result (rounded up to the closest whole number) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of the share of Series F Preferred Stock subject to the Alternative Conversion divided by (B) the Market Stock Payment Price as of an Alternative Conversion Date; provided, that whenever the Series F Certificate of Designation refers to the Alternative Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Alternative Conversion Rate immediately after 5:00 p.m., New York City time, on such date; provided, further, that the Alternative Conversion Rate shall be subject to adjustment pursuant to the provisions described in “-Adjustments to Conversion Rate in Connection with a Triggering Event” below.

Subject to the provisions described in “-Company’s Election to Pay Alternative Conversions in Cash” above, the consideration (the “Alternative Conversion Consideration” and, together with the Standard Conversion Consideration, the “Conversion Consideration”) due in respect of each share of Series F Preferred Stock to be converted pursuant to an Alternative Conversion will, subject to “-Fractional Shares” below, consist of a number of shares of Common Stock equal to the Alternative Conversion Rate in effect on the Alternative Conversion Date for such conversion and a number of shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the aggregate accrued and unpaid dividends on such share of Series F Preferred Stock to, but excluding, the Conversion Settlement Date by the Market Stock Payment Price.

Fractional Shares

The total number of shares of Common Stock due in respect of any conversion of the shares of Series F Preferred Stock pursuant to the Series F Certificate of Designation will be determined on the basis of the total number of shares of Series F Preferred Stock to be converted with the same Conversion Date or Alternative Conversion Date; provided, however, that if such number of shares of Common Stock is not a whole number, then such number will be rounded up to the nearest whole number.

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Adjustments to Conversion Rate in Connection with a Triggering Event

If a Triggering Event occurs and the Conversion Date or Alternative Conversion Date, as applicable, for the conversion of any shares of Series F Preferred Stock occurs during the related the period beginning on, and including, the date such Triggering Event occurs, then, subject to the limitations described under “-Limitations on Conversion” below, the Conversion Rate or Alternative Conversion Rate applicable to such conversion will be increased by a number of shares equal to the Triggering Event Additional Shares.

Additional Conversion Rate Adjustments

The Conversion Rate, as provided in the Series F Certificate of Designation, is subject to adjustment as a result of the following events:

●	our distribution of a Common Stock dividend or distribution on all or substantially all shares of our Common Stock, or our splitting or combining of shares of Common Stock;

●	our issuance to all or substantially all holders of our Common Stock of rights, Options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan), entitling the holder, for a period of not more than 60 days after the record date of such distribution, to purchase shares of our Common Stock at a price less than the average of the Last Reported Sale Price per share for the 10 consecutive Trading Days ending on the Trading Day immediately before such distribution is announced;

●	our distribution of Capital Stock, evidence of indebtedness or other assets or property of ours, or other rights, Options or warrants to acquire Capital Stock or other securities of ours, to all or substantially all holders of our common stock, subject to certain exceptions set forth in the Series F Certificate of Designation;

●	our distribution or dividend of Capital Stock or a similar equity interest, which is listed or quoted on a U.S. national securities exchange, as a result of the spinning off of a subsidiary, affiliate or other business unit to all or substantially all holders of our Common Stock;

●	our distribution of cash dividends to all or substantially all holders of our common stock; or

●	our payment in respect of a tender or exchange offer for shares of our Common Stock and the value (determined as of the time such tender offer expires by our board of directors) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day immediately after the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer.

The Conversion Consideration, as provided in the Preferred Shares, is also subject to adjustment as a result of the following events:

●	certain recapitalizations, reclassifications or changes of our Common Stock;

●	certain consolidations, mergers, combinations or binding or statutory share exchanges involving us;

●	the sale, lease or other transfer of all or substantially all of our assets; or

●	other similar events.

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Limitations on Conversion

No party may convert any shares of Series F Preferred Stock or otherwise issue shares on account of such shares of Series F Preferred Stock if, as a result of the conversion or issuance, a holder and its affiliates would beneficially own in excess of 4.99% of the shares of our Common Stock. However, upon 61 days’ advance notice to us, a holder may increase the limit of beneficially owned shares of our Common Stock from 4.99% to any amount up 9.99% of the shares of our Common Stock. In the event that the issuance of shares of Common Stock to a holder upon conversion of, or otherwise on account, the shares of Series F Preferred Stock results in such holder and its affiliates being deemed to beneficially own, in the aggregate, more than the maximum percentage described in the preceding sentence of the number of outstanding shares of our Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the holder’s and its affiliates’ aggregate beneficial ownership exceeds such maximum percentage will be deemed null and void and will be cancelled ab initio, and the holder will not have the power to vote or to transfer such excess shares.

Until the Requisite Stockholder Approval is obtained, in no event will the sum of (A) the number of shares of Common Stock issuable upon conversion or otherwise on account of the shares of Series F Preferred Stock, including (for the avoidance of doubt) any portion constituting a payment of a Stated Dividend, plus (B) 3,656,098 shares exceed 5,392,757 shares in the aggregate. If any one or more shares of Common Stock are not delivered as a result of the operation of the preceding sentence (such shares, the “Withheld Shares”), then (1) on the date such shares of Common Stock are issuable hereunder (after giving effect to any limitations imposed under the immediately preceding paragraph), we will pay to the holder, in addition to the Conversion Consideration otherwise due upon such conversion or shares otherwise due to the holder under the Series F Certificate of Designation, cash in an amount equal to the product of (x) the number of such Withheld Shares; and (y) the Daily VWAP per share of Common Stock on the applicable Stock Payment Determination Date; and (2) to the extent the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in settlement of a sale by the holder of such Withheld Shares, we will reimburse the holder for (x) any brokerage commissions and other out-of-pocket expenses, if any, of the holder incurred in connection with such purchases and (y) the excess, if any, of (A) the aggregate purchase price of such purchases over (B) the product of (I) the number of such Withheld Shares purchased by the holder; and (II) the Daily VWAP per share of Common Stock on the applicable Stock Payment Determination Date; provided, that to the extent that any such cash payment would be prohibited by the Senior Indebtedness Agreement, such cash payment shall be paid on the first business day after the date such cash payment is no longer prohibited.

Certain Covenants

Financial Covenants

The Company will not, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2025, permit the Net Leverage Ratio to be greater than 2.50 to 1.00.

The Company will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2025, the Current Ratio as of such date to be less than 1.00 to 1.00.

Limitation on Indebtedness

The Series F Certificate of Designation requires that we do not and do not permit any of our subsidiaries to:

●	create, incur, assume, guarantee or be or remain liable with respect to any indebtedness, other than Permitted Indebtedness;

●	prepay any indebtedness (other than in respect of Senior Indebtedness) except as permitted under Section 9.04(b)(i)(A) through (D) of the Senior Indebtedness Agreement (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date); provided that any such prepayment made pursuant to Section 9.04(b)(i)(D) shall be subject to the section described in “Dividends; Cash Sweep Payments-Cash Sweep Payments” above.

●	amend or modify the terms of any indebtedness (other than the Senior Indebtedness Agreement in accordance with the definition thereof (as in effect on the Issue Date)); or

●	incur any indebtedness (other than the Senior Indebtedness in accordance with terms of the Senior Indebtedness Agreement (as in effect on the Issue Date)) that would cause a breach or Triggering Event under the Series F Certificate of Designation or prohibit or restrict the performance of our obligations under the Series F Certificate of Designation, including without limitation, the payment of dividends and redemption amounts in respect of the Series F Preferred Stock.

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We will not (i) incur indebtedness under the Senior Indebtedness Agreement or under any agreement evidencing a Senior Indebtedness Permitted Refinancing in a principal amount in excess of the Borrowing Base in existence under the Senior Indebtedness Agreement in effect on the Issue Date, or (ii) amend the Senior Indebtedness Agreement or enter into any agreement evidencing a Senior Indebtedness Permitted Refinancing in a manner that requires the payment of any prepayment premium, make-whole amount or other similar fee to repay all principal plus accrued and unpaid interest obligations thereunder (other than, in respect of this clause (ii), customary breakage reimbursement fees substantially similar to those set forth in the Senior Indebtedness Agreement in effect on the Issue Date), in each case, without the prior written consent of the Required Holders.

“Permitted Indebtedness” means (A) Senior Indebtedness; and (B) indebtedness permitted to be created, incurred, assumed, guaranteed or to be or remain liable with respect to any indebtedness, in each case, under Section 9.02 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to Section 9.02(e), (g) and (m) thereof (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date)).

Limitation on Liens

The Series F Certificate of Designation requires that we will not, and will not permit our subsidiaries to, directly or indirectly, create, incur, assume, permit or suffer to exist any lien of any kind on any asset owned as of the date of the Series F Certificate of Designation or thereafter acquired, other than the following “Permitted Liens”:

●	liens securing obligations permitted under clause (A) of the definition of Permitted Indebtedness and (ii) liens actually disclosed pursuant to the Securities Purchase Agreement as in effect as of the Issue Date; and

●	liens permitted to be created, incurred, assumed, permitted or suffered to exist, in each case, under Section 9.03 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to Section 9.03(h) thereof (as in effect as of the Issue Date)).

Limitation on Investments

The Series F Certificate of Designation requires that we do not directly or indirectly acquire or own, or make any investment in or to any person, or permit any of our subsidiaries to do so, other than the following permitted investments (each, a “Permitted Investment”):

●	investments actually disclosed pursuant to the Securities Purchase Agreement; and

●	investments permitted to be acquired, owned or made, in each case, under Section 9.05 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to investments permitted pursuant to (w) Section 9.05(b)(iii), (x) Section 9.05(h), provided that the maximum amount applicable thereto shall be an aggregate of $500,000, (y) Section 9.05(i), provided that the maximum amount applicable thereto shall be $250,000) and (z) Section 9.05(l), provided that the maximum amount applicable thereto shall be $500,000, in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date); provided that any such investments made pursuant to Section 9.05(g) thereof shall be subject to the section described in “Dividends; Cash Sweep Payments-Cash Sweep Payments” above.

In addition, the Series F Certificate of Designation will not permit us to make any investment (including a Permitted Investment), or to permit any of our subsidiaries to make any investment (including a Permitted Investment) if (i) any Triggering Event has occurred under the Series F Certificate of Designation and has not been waived by the Required Holders, or (ii) any event or circumstance has occurred and is continuing which, with the giving of notice or passage of time or both, could constitute a Triggering Event with respect to the second, fourth, sixth, ninth, tenth or eleventh bullet points of the definition thereof.

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Limitation on Distributions

The Series F Certificate of Designation requires that we do not, and do not permit any subsidiary to:

●	repurchase or redeem any class of stock or other Equity Interest other than pursuant to (i) the Series F Certificate of Designation or (ii) employee, director or consultant repurchase plans or similar agreements provided under plans approved by our board of directors, provided, however, in each case of the foregoing clause (ii), the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest;

●	declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, other than pursuant to (i) the Series F Certificate of Designation or (ii) the declaration or payment of dividends or distributions permitted to be made under Section 9.04(a) of the Senior Indebtedness Agreement (as in effect on the Issue Date); provided that (x) no such declaration or payment shall be made until all accrued and unpaid dividends owing on the Series F Preferred Stock have been paid, (y) no such declarations or payments shall be made unless all dividends paid on the Series F Preferred Stock on each of the two preceding Dividend Payment Dates were paid in cash and (z) any such declaration or payment shall be subject to the section described in “Dividends; Cash Sweep Payments-Cash Sweep Payments” above; or

●	lend money to any employees, officers or directors (except as permitted under the definition of Permitted Investment), or guarantee the payment of any such loans granted by a third party in each case, other than as permitted under Section 9.05(i) of the Senior Indebtedness Agreement (as in effect on the Issue Date), provided that the maximum amount applicable thereto shall be $250,000.

If there are dividends or distributions made by us or any subsidiary (other than a subsidiary of ours paying dividends or making distributions to us or a parent company that is a direct or indirect wholly owned subsidiary of us), within one business day following the date on which we file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q with the SEC, we will provide the holder with a written notice setting forth the aggregate amount of dividends or distributions made by us or any subsidiary pursuant to the distributions covenant for the period covered by such Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable.

Notwithstanding the foregoing, we will not be permitted to, nor allow any of our subsidiaries to, declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest (other than pursuant to the Series F Certificate of Designation) if (A) any Triggering Event has occurred and has not been waived by the Required Holders or (B) any event or circumstance has occurred and is continuing which, with the giving of notice or passage of time or both, could constitute a Triggering Event with respect to the second, fourth, eighth, sixth, ninth, tenth or eleventh bullet points of the definition thereof, other than a subsidiary of our paying dividends or making distributions to us or a parent company that is a direct or indirect wholly owned subsidiary of us.

Limitation on Transfers

The Series F Certificate of Designation requires that we do not, nor permit our subsidiaries to, voluntarily or involuntarily, transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of our and our subsidiaries’ assets (taken as a whole), other than Permitted Transfers and Permitted Investments.

“Permitted Transfers” means transfers, sales, leases, licenses, lending or other conveyances, in each case, permitted under Section 9.12 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to such transactions permitted pursuant to Section 9.12(d), (e) and (l) and clause (i) of the last paragraph thereto (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date), in an aggregate amount in excess of $5,000,000).

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Limitation on Transactions with Affiliates

The Preferred Shares require that we and our subsidiaries do not enter into, renew, extend, or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate (other than us or any of our wholly owned subsidiaries), except transactions (i) that are disclosed pursuant to the Securities Purchase Agreement, or (ii) as permitted to be entered into, renewed, extended or to be a party to pursuant to Section 9.14 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than pursuant to Section 9.14(c), (d) and (f) (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date)).

Executive Compensation

We will maintain an independent compensation committee comprised entirely of independent directors and who will retain the services of a reputable third-party compensation consultant for the purposes of informing themselves regarding compensation practices among our peer group companies and of the market generally. We have agreed that once the 2025 Planned Compensation Adjustments are made and for so long as any shares of Series F Preferred Stock are outstanding, neither we, nor any of our subsidiaries, will increase the total annual cash compensation of any executive officer or director of us or our subsidiaries by more than 5% on an annual basis, unless the Daily VWAP on each of the 20 consecutive VWAP Trading Days ending on and including the VWAP Trading Day immediately prior to the date of such annual increase in total annual compensation exceeds 150% of the Conversion Price. We will be permitted to (i) issue equity compensation in the form of restricted stock units (“RSU’s”) and performance stock units (“PSU’s”) to executives officers and directors as approved by the compensation committee; provided, that (A) all such PSU’s issued to executive officers will be subject to the achievement of the company’s Key Performance Indicators that are established by the compensation committee annually (the “KPIs”), and all such current and new RSU’s and PSU’s awarded to executive officers will be subject to the lockup agreements entered into by such executive officers, (ii) issue stock options to executive officers pursuant to our equity incentive plan; provided that such stock options will not have a strike prices less than the value of a share of Common Stock implied by the Conversion Price, and (iii) enter into compensation arrangements with newly hired executive officers or newly elected or appointed directors to the extent approved by the board of directors; provided, that, following the establishment of such newly hired executive officer’s or newly elected or appointed director’s compensation in connection with their initial retention, any changes to the compensation of such newly hired executive officer or newly elected or appointed director will be subject to the terms of this section, and each such newly hired executive officer or newly elected or appointed director will execute a lock up agreement substantially in the form of the lock-up agreements entered into in connection with this offering. Following the occurrence of a Triggering Event until the date that no shares of Series F Preferred Stock are outstanding, base salary (without any increase) shall be the only cash compensation of such executive officers and directors of the Company, and we will not issue Capital Stock of the Company (including, for the avoidance of doubt, RSU’s or PSU’s) to such executive officers or directors. The term “2025 Planned Compensation Adjustments” means adjustments and changes to the compensation of our executive officers as set forth in the written compensation report provided to the Purchaser prior to the date of the Series F Certificate of Designation; provided that any RSUs or PSUs granted as part of such 2025 Planned Compensation Adjustments are subject to the lockup agreements entered into in connection with this offering.

Limitation on Issuances

The Preferred Shares require that neither we nor our subsidiaries, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any shares of Series F Preferred Stock (other than as contemplated by the Securities Purchase Agreement or the Series F Certificate of Designation) or (ii) issue any other securities or incur any indebtedness, in each case, that would cause a breach or Trigger under the Series F Certificate of Designation, or that by its terms would prohibit or restrict the performance of any of our or our subsidiaries’ obligations under the Series F Certificate of Designation including, without limitation, the payment of dividends and redemption amounts in respect of the Series F Preferred Stock.

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Required Funding Programs

We are required to (i) at all times from and after September 1, 2025 have an agreement providing for an “at-the-market” offering within the meaning of Rule 415(a)(4) of the Securities Act (an “ATM Sales Agreement”) in place pursuant to which the Company may issue and sell shares of Common Stock from time to time and (ii) ensure that the aggregate amount of Common Stock that is available to be issued and sold under the ATM Sales Agreement at all times equals or exceeds $25,000,000.

Merger, Consolidation and Sale of Assets

We will not consolidate with or merge with or into, or (directly, or indirectly through one or more of our subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of our and our subsidiaries’ assets, taken as a whole, to another person, other than a holder of a Note or any of its affiliates (a “Business Combination Event”), unless:

●	the resulting, surviving or transferee person either (x) is us or (y) if not us, is a corporation (the “Successor Corporation”) duly organized and existing under the laws of the United States of America, any state thereof or the District of Columbia that expressly assumes (by executing and delivering to the holders, at or before the effective time of such Business Combination Event, a supplement to the Preferred Shares) all of the our obligations under the Series F Certificate of Designation (including, without limitation, by way of incorporating the terms thereunder into the organizational documents of such Successor Corporation); and

●	immediately after giving effect to such Business Combination Event, no Triggering Event will have occurred that has not been waived and no Trigger will have occurred and be continuing which has not been waived.

Other Covenants

We are also required, among other covenants, to:

●	maintain our corporate existence and our rights, licenses and franchises, as well as the rights, licenses and franchises of our subsidiaries;

●	file all income and other material tax returns and reports required to have been filed (taking into account ordinary course extensions) and pay prior to delinquency all income and other material taxes, fees or other related charges of any nature whatsoever, subject to certain exceptions, and cause our subsidiaries to do the same;

●	not, and cause each of our subsidiaries to not, directly or indirectly, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company;

●	not modify, and not allow our subsidiaries to modify, our or their corporate structure or purpose;

●	maintain and preserve all of our properties which are necessary or useful in the proper conduct of our business in good working order and condition, and comply in all material respects with the provisions of all leases to which we or our subsidiaries are a party as lessee or under which we or our subsidiaries occupy property, so as to prevent any loss or forfeiture thereof or thereunder, and cause our subsidiaries to do the same;

●	take all action necessary or advisable to maintain and preserve all of our intellectual property rights that are necessary or material to the conduct of our business in full force and effect and cause our subsidiaries to do the same;

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●	maintain insurance with responsible and reputable insurance companies or associations with respect to our properties and business in such amounts covering such risks as is required by any governmental agency having jurisdiction over us or as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations;

●	make certain regulatory filings required under applicable antitrust laws at the request of the holder and to the extent required in connection with the exercise of any of the holder’s rights with respect to the Series F Preferred Stock or the Warrants;

●	on a monthly basis, and immediately in the event certain Triggering Events occur, we will be required to deliver compliance certifications to the holders of the Series F Preferred Stock certifying as to our satisfaction of certain specified covenants for the period since the previously submitted compliance certificate;

●	provide the holder with certain information rights and reimburse the holder for certain documented out of pocket expenses

●	so long as any shares of Series F Preferred Stock remain outstanding, at all times have no less than a number of shares of authorized but unissued Common Stock reserved for any issuance equal to the greater of an amount equal to the product of 350,000,000 multiplied by a fraction, the numerator of which is the aggregate number of shares of Series F Preferred Stock outstanding as of such date and the denominator of which is the number of shares of Series F Preferred Stock issued pursuant to the Purchase Agreement, (ii) 200% of a fraction, the numerator of which shall be the aggregate Stated Value with respect to all outstanding shares of Series F Preferred Stock as of such date, plus all remaining unpaid dividends payable on the Series F Preferred Stock through and including the date that is six months after the maturity date of the Senior Indebtedness Agreement, plus the maximum number of shares of Common Stock exercisable pursuant to the Warrants, and the denominator of which shall be the Triggering Event Conversion Price and (iii) 100% of a fraction, the numerator of which shall be the aggregate Stated Value with respect to all outstanding shares of Series F Preferred Stock as of such date, plus all remaining unpaid dividends payable on the Series F Preferred Stock through and including the date that is six months after the maturity date of the Senior Indebtedness Agreement, plus the maximum number of shares of Common Stock exercisable pursuant to the Warrants, and the denominator of which shall be the Conversion Price.

Triggering Events

A “Trigger” means any event that is (or, after notice, passage of time or both, would be) a Triggering Event.

A “Triggering Event” means the occurrence of any of the following:

●	any failure to pay in full when due any cash payment required pursuant to the Series F Certificate of Designation, including, without limitation, any Alternative Conversion Cash Payment, Cash Sweep Payment, Company Redemption Price, Additional Payment, or Fundamental Change Redemption Price;

●	any failure for two business days in the payment when due of any dividends on the Series F Preferred Stock (to the extent not accrued pursuant to the terms of the Series F Certificate of Designation);

●	any failure in the execution of our obligation to issue shares pursuant to the Series F Certificate of Designation in accordance with the covenants described above under “-Method of Payment” or “-Conversion Rights”;

●	any failure in the execution of our obligation to timely deliver a written notice of a Fundamental Change pursuant to the applicable section of the Series F Certificate of Designation, Cash Sweep Certification in accordance with the requirements described in “Dividends; Cash Sweep Payments-Cash Sweep Payments” above, or compliance certification required by the Series F Certificate of Designation and such failure continues for three business days, or the delivery of a materially false or inaccurate written notice of a Fundamental Change, Cash Sweep Certification, notice of a Company Redemption or compliance certification required by the Series F Certificate of Designation;

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●	any failure to timely deliver written notice of a Triggering Event or any delivery of a materially false or inaccurate certification (including a false or inaccurate deemed certification) by us (A) that the Equity Conditions or Company Redemption Equity Conditions, as applicable, are satisfied or (B) as to whether any Triggering Event has occurred;

●	certain failures in the execution of our obligations or agreements under the Series F Certificate of Designation or the other transaction documents related to the Preferred Shares, or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any transaction document as of the date when made (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); provided, however, that if such failure or breach can be cured, then such failure or breach will not be a Triggering Event unless we have failed to cure such failure or breach within 10 days after its occurrence;

●	any provision of any transaction document related to the Preferred Shares at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by us or any of our subsidiaries, or a proceeding is commenced by us or any of our subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;

●	we fail to comply with certain specified covenants;

●	the suspension from trading or failure of our Common Stock to be trading or listed on our primary Eligible Exchange (measured in terms of trading volume for our Common Stock) on which our Common Stock is traded for a period of three consecutive Trading Days;

●	(i) our failure or the failure of any of our subsidiaries to pay when due or within any applicable grace period any of our or such subsidiary’s indebtedness having an individual principal amount in excess of at least $1,000,000 (or its foreign currency equivalent) in the aggregate; (ii) the occurrence of any breach or default under any terms or provisions of any of our or any of our subsidiaries’ other indebtedness of at least $1,000,000 (or its foreign currency equivalent) in the aggregate, if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such indebtedness, to cause, indebtedness having an individual principal amount in excess of $1,000,000 to become or be declared due prior to its stated maturity (whether or not such breach or default has been waived by the holders of such indebtedness or otherwise cured) we effect any amendment, amendment and restatement or other modification to the Senior Indebtedness Agreement or effect any refinancing, refunding, renewal or extension of the Senior Indebtedness that has, in the reasonable determination of the holder, an adverse effect on such holder;

●	one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least $1,000,000 (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against us or the subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

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●	(A) we fail to timely file our quarterly reports on Form 10-Q or its annual reports on Form 10-K with the SEC in the manner and within the time periods required by the Exchange Act, (B) we withdraw or restate any such quarterly report or annual report previously filed with the SEC or (C) we at any time cease to satisfy the eligibility requirements set forth under Section I.A of the General Instructions to Form S-3;

●	at any time any shares of our Common Stock issuable pursuant to the Series F Certificate of Designation are not Freely Tradable;

●	we or any of our significant subsidiaries, pursuant to or within the meaning of any Bankruptcy Law, either:

○	commences a voluntary case or proceeding;

○	consents to the entry of an order for relief against us or it in an involuntary case or proceeding;

○	consents to the appointment of a custodian of us or it or for any substantial part of our or its property;

○	makes a general assignment for the benefit of our creditors;

○	takes any comparable action under any foreign Bankruptcy Law; or

○	generally is not paying its debts as they become due;

●	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:

○	is for relief against us or any of our significant subsidiaries in an involuntary case or proceeding;

○	appoints a custodian of us or any of our significant subsidiaries, or for any substantial part of our property or any of our significant subsidiaries;

○	orders the winding up or liquidation of us or any of our significant subsidiaries; or

○	grants any similar relief with respect to us or any of its Significant Subsidiaries under any foreign Bankruptcy Law; or

●	our stockholders approve any plan for our liquidation or dissolution.

Trigger Dividends

If a Trigger or a Triggering Event occurs, then in each case, each holder of Series F Preferred Stock will be entitled to receive, on a cumulative basis, whether or not authorized or declared and whether or not we have assets legally available therefor, dividends (in addition to the Stated Dividends) on each share of Series F Preferred Stock (the “Trigger Dividend”) at a rate per annum equal to 22% less the then current Stated Dividend Rate on the amount equal to the sum of (a) the Stated Value plus (b) all accrued and unpaid dividends on such share of Series F Preferred Stock (including dividends accrued and unpaid on previously unpaid dividends, but excluding any dividends accruing and not yet due). Such Trigger Dividends will automatically accrue daily and compound quarterly from, and including, the date of such Trigger or Triggering Event, as applicable, to, but excluding, the date such Trigger is cured and all outstanding Trigger Dividends have been paid. Trigger Dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months and will be payable in arrears on the earlier of (i) the first day of each calendar month, (ii) the date such Trigger is cured, and (iii) the date on which any shares of Series F Preferred Stock on which such Trigger Dividends have accrued (including dividends accrued and unpaid on previously unpaid dividends thereon) are redeemed, converted or otherwise retired (including, without limitation, a Conversion Settlement Date, Company Redemption Date, Fundamental Change Redemption Date, or any date that a Cash Sweep Payment is paid by the Company to the holder).

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Senior Credit Step-In Rights

If at any time following the Issue Date, the trading price of a share of Common Stock on the principal U.S. national or regional securities exchange on which the Common Stock is then listed is below (x) $2.00 at any time during a Trading Day for three consecutive Trading Days or (y) $1.50 at any time during a Trading Day, then from and after such time, the holder (or any affiliate of the holder to which the holder has assigned its rights under this section) will have the right to make a loan to us secured by all assets of the Company and in an amount necessary to, and to require us to use the proceeds thereof to, effect Payment in Full (as defined in the Senior Indebtedness Agreement or any equivalent term set forth in any agreement evidencing Senior Indebtedness Permitted Refinancing) (including, in respect of any Letters of Credit, Secured Swap Agreements and Bank Products (each, as defined in the Senior Indebtedness Agreement as in effect on the Issue Date) then extant, cash collateralizing or otherwise entering into arrangements satisfactory to the applicable parties in accordance with the Senior Indebtedness Agreement as in effect on the Issue Date), with the documentation for such secured loan being substantially in the form of the Senior Indebtedness Agreement and the applicable Loan Documents (as defined in the Senior Indebtedness Agreement), in each case, as in effect on the Issue Date (other than removing any letter of credit facility therefrom) (collectively, the “Mirror Credit Facility”). Concurrently with the closing of such Mirror Credit Facility and the making of such secured loan by holder to us or at any time thereafter (at the option of the Holder), we agree to (A) amend the Mirror Credit Facility so that the lien on the Collateral (as defined in the Mirror Credit Facility) pursuant to the Mirror Credit Facility shall also secure, on a pari passu basis, our payment obligations under the Series F Certificate of Designation, (B) enter into a new senior secured credit agreement or any other agreement evidencing indebtedness with the holder (including, without limitation, by exchange of the Series F Preferred Stock for senior secured convertible notes at the holder’s option), the terms of which shall be substantially similar to the terms of the Series F Preferred Stock, and use the proceeds paid by the holder thereunder to redeem the shares of Series F Preferred Stock or (C) any combination of the foregoing clauses (A) and (B).

Special Meeting of Stockholders and Voting Agreement

The terms of the Series F Preferred Stock provide that we will not issues shares of our Common Stock upon conversion of the Series F Preferred Stock to the extent that such issuance would require prior stockholder approval in accordance with Nasdaq rules, unless such stockholder approval has been obtained. We have agreed to seek to obtain stockholder approval for the issuance of our shares of Common Stock upon conversion of the Series F Preferred Stock and upon exercise of the Warrants, if issued, as soon as reasonably practicable (and not later than 45 days if the SEC does not review and provide written comments on the proxy statement or 60 days if the SEC does review and provide written comments on the proxy statement) following the date of the Purchase Agreement. Holders of our Common Stock owning more than 50% of our issued and outstanding shares of Common Stock have entered into and delivered voting agreements pursuant to which such holders have agreed to vote their shares of Common Stock in favor of such matters.

Certain Definitions

“Absolute Floor Price” means $1.15 per share.

“Alternative Conversion Cap” means, for any calendar quarter, and subject to increase by any rollover from the prior calendar quarters pursuant to Section 7(D)(iii) of the Series F Certificate of Designation, the greater of (i) 10% of the aggregate dollar trading volume (as reported by Bloomberg function “PROP <US EQUITY> HP” (or its equivalent successor ticker)) of the Common Stock in a given calendar quarter, beginning with the calendar quarter ending June 30, 2025, and (ii) $20,000,000.

“Alternative Conversion Cash Payment Amount” means, for any Alternative Conversion Cash Payment, an amount in cash equal to the result (rounded up to the nearest second decimal place) of (i) (a) 112.5% multiplied by (b) the Repayment Multiplier multiplied by (c) the Stated Value of the shares of Series F Preferred Stock subject to the Alternative Conversion Cash Payment plus (ii) the accrued and unpaid dividends on such shares of Series F Preferred Stock.

“Alternative Conversion Date” means the first business day on which the requirements set forth in Section 7(D)(i) of the Series F Certificate of Designation to convert shares of Series F Preferred Stock are satisfied.

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“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state or non-U.S. law for the relief of debtors.

“Capital Stock” of any person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such person, but excluding any debt securities convertible into such equity.

“Cash Sweep Amount” means, (a) with respect to any Cash Sweep Financing, 25% of the net proceeds from such financing and (b) with respect to any DFCF Action, 25% of the amount of such dividend, distribution, prepayment or investment, as applicable.

“Company Redemption Equity Conditions” will be deemed to be satisfied as of any date if all of the following conditions are satisfied: as of such date and on each of the 20 previous Trading Days: (A) the shares issuable pursuant to the Series F Certificate of Designation are Freely Tradable; (B) the holder is not in possession of any material non-public information; (C) such shares will be newly issued or treasury shares and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim, and will satisfy certain conditions set forth in the Series F Certificate of Designation; (D) the Company is not in possession of any material non-public information and neither the Company, nor any director, executive officer or employee of the Company, is otherwise restricted from trading the Company’s Capital Stock pursuant to the Company’s insider trading policy or other corporate governance policies; and (E) no pending, proposed or intended Fundamental Change has occurred that has not been abandoned, terminated or consummated.

“Conversion Date” means the first business day on which the requirements set forth in Section 7(C)(i) of the Series F Certificate of Designation to convert shares of Series F Preferred Stock are satisfied.

“Conversion Settlement Date” means the first business day (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded) immediately after the Conversion Date or Alternative Conversion Date for such conversion.

“Convertible Securities” means any Capital Stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Current Ratio” has the meaning set forth in, and shall be calculated in all respects (including with respect to when such calculations shall be made for any given fiscal quarter) in accordance with, the Senior Indebtedness Agreement as in effect as of the Issue Date; provided that no curative actions taken in accordance with Section 9.01(c) of the Senior Indebtedness Agreement (as in effect as of the Issue Date) shall be taken into account when calculating Current Ratio under the Series F Certificate of Designation.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock on The Nasdaq Capital Market (or the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “PROP <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Eligible Exchange” means any of The New York Stock Exchange, The NYSE American LLC, The Nasdaq Stock Market, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

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“Equity Conditions” will be deemed to be satisfied as of any date if all of the following conditions are satisfied: as of such date and on each of the 20 previous Trading Days: (A) the shares issuable pursuant to the Series F Certificate of Designation are Freely Tradable; (B) the holder is not in possession of any material non-public information concerning the Company; (C) the issuance of such shares will not be limited as provided under the second paragraph under “-Limitations on Conversion”; (D) such shares will be newly issued or treasury shares and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim, and will satisfy certain conditions set forth in the Series F Certificate of Designation; (E) no pending, proposed or intended Fundamental Change has occurred that has not been abandoned, terminated or consummated; (F) the Daily VWAP per share of the Common Stock on The Nasdaq Capital Market is not less than $1.00 (subject to proportionate adjustments for certain stock dividends or distributions, splits and combinations); (G) the daily dollar trading volume (as reported on Bloomberg) of our common stock on The Nasdaq Capital Market is not less than $500,000; (H) no delisting or suspension by the principal, in terms of volume, Eligible Exchange on which the Company is then listed or traded has been threatened (with a reasonable prospect of delisting or suspension occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or is reasonably likely to occur or pending as evidenced by (x) a writing by such Eligible Exchange or (y) the Company falling below the minimum listing maintenance requirements, if applicable, of such Eligible Exchange; (I) no Triggering Event will have occurred that has not been waived and no Trigger will have occurred and be continuing which has not been waived and (J) the Market Stock Payment Price is equal to or greater than the Absolute Floor Price.

“Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including preferred stock or membership interests (however designated, whether voting or non-voting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

“Equity Issuance” shall mean (a) any issuance or sale by the Company or any of its subsidiaries of any Equity Interests (including any Equity Interests issued upon exercise or conversion of any Equity Rights and the issuance of any Equity Interests pursuant to any “at-the-market” offering (within the meaning of Rule 415(a)(4) of the Securities Act) or equity line of credit or any Equity Rights, or (b) the receipt by the Company or any of its subsidiaries of any capital contribution (whether or not evidenced by any Equity Interest issued by the recipient of such contribution), in each case for bona fide capital-raising purposes and other than (i) any issuance of Equity Interests upon the exercise of any Equity Rights outstanding as of the date of the Series F Certificate of Designation provided, that such issuance is made pursuant to the terms of such Equity Rights in effect on the date of the Series F Certificate of Designation and such Equity Rights are not amended to increase the number of such Equity Interests or to decrease the exercise price, exchange price or conversion price of Equity Rights, (ii) Equity Interests issuable pursuant to an Approved Stock Plan (as defined in the Purchase Agreement) or upon the exercise of any Equity Rights or upon the lapse of forfeiture restrictions on awards made pursuant to an Approved Stock Plan (including Equity Interests withheld by the Company for the purpose of paying on behalf of the holder thereof the exercise price of Options or for paying taxes due as a result of such exercise or lapse of forfeiture restrictions) or (iii) Common Stock issuable upon the exercise of Options or upon the lapse of forfeiture restrictions on awards made pursuant to, any stock option exchange program of the Company that is approved by the Company’s board of directors or the compensation committee thereof or the Company’s stockholders, whether now in effect or hereafter implemented.

“Equity Rights” shall mean, with respect to any person, any then-outstanding subscriptions, Options, warrants, commitments, preemptive rights, convertible debt, or other equity-linked securities or agreements of any kind for the issuance or sale, of any additional Equity Interests of any class, or partnership or other ownership interests of any type in, such person.

“Freely Tradable” means, with respect to any shares of Common Stock issued or issuable pursuant to the Series F Certification of Designation, that (A) such shares are (or when issued, will be) issued by us pursuant to an effective registration statement and would not constitute “restricted securities” within the meaning of Rule 144, or would be eligible to be offered, sold or otherwise transferred by the holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws; (B) such shares are (or, when issued, will be) (i) represented by book-entries at DTC and identified therein by an “unrestricted” CUSIP number; (ii) not represented by any certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (iii) listed and admitted for trading, without suspension or material limitation on trading, on an Eligible Exchange; and (C) no delisting or suspension by such Eligible Exchange is pending or has been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (x) a writing by such Eligible Exchange or (y) the Company falling below the minimum listing maintenance requirements of such Eligible Exchange.

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“Issue Date” means the Closing Date.

“Junior Securities” means the Common Stock and all other Convertible Securities of the Company other than those securities which are explicitly senior to or pari passu with the Series F Preferred Stock in dividend rights or liquidation preference.

“Last Reported Sale Price” of the shares of our common stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of our common stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the shares of common stock are then listed. If our common stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of our common stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If our common stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of our common stock on such Trading Day from a nationally recognized independent investment banking firm selected by us.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal, in terms of volume, Eligible Exchange on which our common stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in our common stock or in any options contracts or futures contracts relating to our common stock.

“Market Stock Payment Price” means, with respect to any Dividend Payment Date or Alternative Conversion Date, as applicable, an amount equal to 87.5% of the lesser of (a) the Daily VWAP on the VWAP Trading Day immediately prior to such Dividend Payment Date or Alternative Conversion Date, as applicable, and (b) the average of the two lowest Daily VWAPs during the five VWAP Trading Day period ending on and including the VWAP Trading Day immediately prior to such Dividend Payment Date or Alternative Conversion Date, as applicable (the lesser of clauses (a) and (b), the “Stock Price”); provided, however, that with respect to any Stated Dividend paid in shares of Common Stock on or after the twelve month anniversary of the Issue Date, if the Stock Price for such Dividend Payment Date is less than 115% of the Conversion Price, the Market Stock Payment Price for such Dividend Payment Date shall be equal to 81% of the Stock Price.

“Net Leverage Ratio” has the meaning set forth in, and shall be calculated in all respects (including with respect to when such calculations shall be made for any given fiscal quarter) in accordance with, the Senior Indebtedness Agreement as in effect as of the Issue Date; provided that no curative actions taken in accordance with Section 9.01(c) of the Senior Indebtedness Agreement (as in effect as of the Issue Date) shall be taken into account when calculating Net Leverage Ratio under the Series F Certificate of Designation.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Permitted Intellectual Property Licenses” means (A) intellectual property licenses actually disclosed pursuant to the Purchase Agreement as in effect on the Issue Date and (B) non-perpetual intellectual property licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing of technology, the development of technology or the providing of technical support which may include licenses with unlimited renewal options solely to the extent such options require mutual consent for renewal or are subject to financial or other conditions as to the ability of licensee to perform under the license; provided such license was not entered into during a Triggering Event.

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“Repayment Multiplier” means, as of any date, an amount equal to 106.25% plus 6.25% on each one year anniversary of the Issue Date. For example, on and after the one-year anniversary of the Issue Date but before the two-year anniversary of the Issue Date, the Repayment Multiplier will be equal to 112.5%.

“Required Holders” means (I) prior to the Closing Date, each Purchaser entitled to purchase Series F Purchased Preferred Stock at the closing of this offering, and (II) on or after the Closing Date, holders of a majority of the Underlying Shares in the aggregate as of such time issued or issuable under the Purchase Agreement or pursuant to the Preferred Shares or Warrants, as applicable; provided that such majority must include the Purchaser, so long as the Purchaser or any of its affiliates hold any Preferred Shares or Warrants.

“Requisite Stockholder Approval” means the stockholder approval contemplated by Nasdaq Listing Rule 5635(d) (or similar rule of the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) with respect to the issuance of shares of Common Stock upon conversion of the shares of Series F Preferred Stock and exercise of the Warrants in excess of the limitations imposed by such rule; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, due to any amendment or binding change in the interpretation of the applicable listing standards of the Nasdaq Capital Market (or of the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading), such stockholder approval is no longer required for the Company to settle all conversions of Series F Preferred Stock by delivering shares of Common Stock without limitation pursuant to the Series F Certificate of Designation.

“Senior Indebtedness” means indebtedness incurred pursuant to the Senior Indebtedness Agreement, together with any Senior Indebtedness Permitted Refinancing.

“Senior Indebtedness Agreement” means the Company’s Amended and Restated Credit Agreement with Citibank, N.A. as administrative agent and the lenders thereto, as such agreement may be amended, amended and restated, or otherwise modified; provided such amendment, amendment and restatement, or modification shall not (i) amend the maturity to a date earlier than the Senior Indebtedness Maturity Date or (ii) otherwise have, in the reasonable determination of the holder of Series F Preferred Stock, an adverse effect on such holder.

“Senior Indebtedness Maturity Date” means the earlier of (i) March 26, 2029 and (ii) the date the obligations for borrowed money under the Senior Indebtedness Agreement have been repaid in full.

“Senior Indebtedness Permitted Refinancing” means any refinancing, refunding, renewal or extension of the Senior Indebtedness; provided such refinancing, refunding, renewal or extension (i) shall not provide for any amortization payment, mandatory redemption payment, sinking fund, final maturity date or other repurchase or repayment of principal on an earlier date than required under the Senior Indebtedness Agreement as in effect on the Issue Date, (ii) does not have any covenants that are more restrictive on the Company in any material respect than the covenants set forth in the Senior Indebtedness Agreement as in effect on the Issue Date unless the Company makes a bona fide offer to provide the holders of Series F Preferred Stock a correspondingly more restrictive covenant, (iii) does not have, in the reasonable determination of the holder, an adverse effect on such holder and (iv) is on customary terms for a conforming borrowing base revolving credit facility, based on usual and customary oil and gas lending criteria as they exist at such time for reserve-based, secured oil and gas loan transactions in the United States, which may include customary mechanisms for semi-annual scheduled redeterminations thereof and customary adjustments for asset sales and terminations of hedging agreements.

“Stated Dividend Rate” means, as of any date, a rate per annum equal to 12%; provided that, from, including and after the date that is the six-month anniversary of the Senior Indebtedness Maturity Date, the Stated Dividend Rate shall mean 25%.

“Stated Value” means, with respect to any share of Series F Preferred Stock, $1,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series F Preferred Stock).

“Stock Payment Determination Date” means (i) with respect to a payment of a Stated Dividend in shares of Common Stock in accordance with the provisions described “-Method of Payment-Company’s Election to Pay Stated Dividend in Cash or Common Stock” above, the related Dividend Payment Date, and (ii) with respect to the delivery of Conversion Consideration, the related Conversion Date or Alternative Conversion Date.

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“Trading Day” means any day on which (A) trading in our common stock generally occurs on the principal U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which our common stock is listed for trading; and (B) there is no Market Disruption Event, provided that the holder, by written notice to us, may waive any such Market Disruption Event. If our common stock is not so listed or traded, then “Trading Day” means a business day.

“Triggering Event Additional Shares” means, with respect to the conversion of a share of Series F Preferred Stock, an amount equal to the excess, if any, of (A) the Triggering Event Conversion Rate applicable to such conversion over (B) the Conversion Rate, Alternative Conversion Rate or Floor Price Conversion Rate, as applicable, that would otherwise apply to such conversion without giving effect to the provisions described in “-Adjustments to Conversion Rate in Connection with a Triggering Event” above. For the avoidance of doubt, the Triggering Event Additional Shares cannot be a negative number.

“Triggering Event Conversion Price” means, with respect to the conversion of a share of Series F Preferred Stock, the lesser of: (A) the Conversion Price that would be in effect immediately after 5:00 p.m., New York City time, on the Conversion Date or Alternative Conversion Date, as applicable, for such conversion, without giving effect to the provisions described in “-Adjustments to Conversion Rate in Connection with a Triggering Event” above; and (B) 70% of the lowest Daily VWAP per share of Common Stock during the 10 consecutive VWAP Trading Days ending on, and including, such Conversion Date or Alternative Conversion Date, as applicable (or, if such Conversion Date or Alternative Conversion Date is not a VWAP Trading Day, the immediately preceding VWAP Trading Day).

“Triggering Event Conversion Rate” means, with respect to the conversion of a share of Series F Preferred Stock, an amount (rounded to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward)) equal to (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value divided by (B) the Triggering Event Conversion Price applicable to such conversion.

“Underlying Shares” means such underlying shares of Common Stock issuable upon exercise of a Warrant, together with such underlying shares of Common Stock issuable pursuant to the terms of the Series F Preferred Stock.

“VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which our common stock is then listed, or, if our common stock is not then listed on a U.S. national or regional securities exchange, the principal, in terms of volume, Eligible Exchange on which our common stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in our common stock or in any options contracts or futures contracts relating to our common stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event, provided that the holder, by written notice to us, may waive any such VWAP Market Disruption Event; and (B) trading in our common stock generally occurs on the principal U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which our common stock is then traded. If our common stock is not so listed or traded, then “VWAP Trading Day” means a business day.

Reasons for Seeking Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. The Company is restricted from issuing all shares of Common Stock that are otherwise issuable upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock under the Certificate of Designation and the Securities Purchase Agreement (without regard to any limitations set forth thereon) by Nasdaq Listing Rule 5635.

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In connection with the execution of the Securities Purchase Agreement, we agreed to hold a meeting of stockholders to obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635 for the issuance of all shares of our Common Stock that are issuable pursuant to the Certificate of Designation and the Securities Purchase Agreement (without regard to any limitations set forth thereon).

Our Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement. The issuance and sale of the Preferred Shares have already occurred. The Preferred Shares will continue to be outstanding, and the terms of the Securities Purchase Agreement, the Preferred Shares and Warrants will remain outstanding obligations of ours in favor of the holders of such securities. In addition, the stockholder approval will not result in the increase of number of shares of Common Stock to be issued or issuable upon the conversion of or otherwise pursuant to the terms of the shares of the Series F Preferred Stock or upon exercise of the Warrants.

Our Board has determined that the Securities Purchase Agreement, and the Common Stock that may be issued upon the conversion of or otherwise pursuant to the terms of the shares of the Series F Preferred Stock, are in the best interests of the Company and its stockholders because of the corresponding capital obtained by the Company under the terms of the Securities Purchase Agreement. The Company used all net proceeds from the Preferred Offering, together with the net proceeds from Concurrent Common Stock Offering, to fund a portion of the purchase price for the Bayswater Acquisition.

We cannot predict if, or how many shares the holders of the Series F Preferred Stock will convert their holdings into Common Stock. The issuance of Common Stock upon the conversion of the Series F Preferred Stock at an adjusted, reduced conversion price otherwise pursuant to the Certificate of Designation, either alone or together with shares of the Common Stock issuable upon exercise of the Warrants, if issued, may result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to such issuance at a price below the Minimum Price. And such issuance and any other shares of Common Stock previously held by the holder of the Series F Preferred Stock could result in the creation of a new ownership position that would be deemed a “change of control” under Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal 1 to fully issue all shares of Common Stock that are issuable upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock under the Certificate of Designation and the Securities Purchase Agreement (without regard to any limitations set forth thereon). Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.

Voting Agreements

As discussed above, in connection with the execution of the Securities Purchase Agreement, holders of our Common Stock owning more than 50% of our issued and outstanding shares of Common Stock have entered into and delivered voting agreements pursuant to which such holders have agreed to vote their shares of Common Stock in favor of the Proposal 1.

Risks Relating to the Series F Preferred Stock and the Issuance of the Common Stock Upon Conversion

The issuance of our Common Stock in connection with the conversion of the Series F Preferred Stock will cause substantial dilution, which may materially affect the trading price of our common stock and earnings per share. Moreover, holders also have the option to convert all or a portion of the shares of Series F Preferred Stock then held by such holder using an alternative conversion rate in lieu of the conversion rate, subject to an alternative conversion cap for each quarter, as described above under “-Series F Preferred Stock-Conversion Rights-Alternative Conversions.” We may settle such alternative conversions entirely (but not in part) in cash in certain circumstances as described above under “-Series F Preferred Stock-Method Of Payment-Company’s Election to Pay Alternative Conversions in Cash.”

Whether or not the Company has sufficient funds to pay required amounts under the Series F Preferred Stock, a required repayment in cash could have a material adverse effect on the Company, including its financial condition, results of operations, liquidity, prospects, and cash flows. In addition, while the Company expects to obtain substantial economic and other benefits in connection with the issuance of the Series F Preferred Stock, if the Company defaults on any terms or obligations relating to the Series F Preferred Stock, the Company’s financial condition, results of operations, liquidity, prospects, and cash flows would be materiality and adversely impacted.

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Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Series F Preferred Stock issued under the Securities Purchase Agreement.

Consequences of Non-Approval

If our stockholders do not approve this Proposal 1, we may be prevented from issuing the Underlying Preferred Stock Shares, upon conversion of the Series F Preferred Stock by the holder thereof or otherwise pursuant to the terms thereof, in a manner that complies with Nasdaq Rule 5635. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. The Company will also be obligated to incur additional management resources and expenses to call and hold a special meeting of the stockholders every ninety (90) days thereafter to seek such stockholder approval until the date such stockholder approval is obtained.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock under the Certificate of Designation and the Securities Purchase Agreement (without regard to any limitations set forth thereon) is in the best interest of the Company.

Effect on Current Stockholders

The issuance of shares of Common Stock as contemplate by this Proposal 1 would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. In addition, the sale into the public market of the Underlying Preferred Stock Shares could adversely affect the market price of our Common Stock.

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock. Because the conversion price of the Series F Preferred Stock may be adjusted, the number of shares of Common Stock that will actually be issued upon the conversion of or otherwise pursuant to the terms of shares of the Series F Preferred Stock cannot be ascertained at this time. The ownership interest of the existing stockholders would be correspondingly reduced. The dilution described above does not give effect to (i) the potential future issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series F Preferred Stock, (ii) the potential future issuance of shares of Common Stock pursuant to other outstanding options and warrants, or (iii) any other potential future issuances of Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of the Common Stock.

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 1 requires the affirmative vote (“FOR”) of the majority of votes cast at the Special Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF OR OTHERWISE PURSUANT TO THE TERMS OF THE SHARES OF SERIES F PREFERRED STOCK, ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT AND THE CORRESPONDING CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES F CONVERTIBLE PREFERRED STOCK (without regard to any limitations thereon set forth in the Securities Purchase Agreement or the Certificate of Designation).

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PROPOSAL 2

NASDAQ STOCK ISSUANCE PROPOSAL (WARRANTS)

We are seeking approval of the issuance of shares of Common Stock upon the exercise of the warrants (the “Warrants”) to purchase the Common Stock, issued pursuant to the Securities Purchase Agreement in accordance with Nasdaq Rule 5635. None of the other proposals are conditioned upon the approval of this Proposal 2.

WARRANTS

As further described above under “Proposal 1 Nasdaq Stock Issuance Proposal (Preferred Stock) – Securities Purchase Agreement,” on March 24, 2025, the Company entered into the Securities Purchase Agreement with Buyer, pursuant to which the Company agreed to issue and sell, in a registered offering by the Company directly to the Buyer, (i) 148,250 shares of Series F Preferred Stock, with a Stated Value of $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series F Preferred Stock, and (ii) upon the one-year anniversary of the issue date of the Preferred Shares, subject to the satisfaction of certain conditions, the Warrants to purchase a number of shares of our Common Stock, equal to the quotient of (1) 125% of the Stated Value of all Series F Preferred Stock held by such holder on the original issuance date, divided by (2) the average of the 10 daily volume-weighted average per share trading prices of our Common Stock during the 10 trading days prior to the original issuance date. The Preferred Offering closed on March 26, 2025.

The following is a summary of the material terms and provisions of the Warrants. This summary is subject to and qualified in its entirety by (i) the Securities Purchase Agreement, filed as Exhibit 10.1 to our current report on Form 8-K filed on March 26, 2025, and (ii) the form of Warrant to Purchase Shares of Common Stock, attached hereto as Appendix B to this proxy statement.

Issuance

If on the one-year anniversary of the Closing Date (or if such date is not a Trading Day (as defined above), then the immediately preceding Trading Day) (the “Original Issuance Date”) (i) any Preferred Shares are outstanding and (ii) the Last Reported Sale Price (as defined above) during any Trading Day in the 20 Trading Day period ending on and including such date was less than 115% of the Conversion Price (as defined above), then the Company will on such date issue the Warrants to the Purchaser for no additional consideration. The Warrants will be exercisable for a number of shares of Common Stock equal to the quotient of (i) 125% of the Stated Value (as defined above) of all Series F Preferred Stock held by such holder on the Original Issuance Date, divided by (ii) the average of the 10 Daily VWAPs (as defined above) during the 10 VWAP Trading Day (as defined above) period prior to the Original Issuance Date.

Duration and Exercise Price

Each Warrant offered hereby will have an initial exercise price per share equal to 110% of the average of the 10 Daily VWAPs during the 10 VWAP Trading Day period prior to the Original Issuance Date. If issued, the Warrants will be immediately exercisable and will expire on the fifth anniversary of the Original Issuance Date (the “Termination Date”). The exercise price and number of shares of our Common Stock issuable upon exercise is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Exercisability

The Warrants are exercisable, at the option of each holder, in whole or in part, at any time or times on or after the Original Issuance Date and on or before the Termination Date, by delivering to us a duly executed notice of exercise. Within the earlier of (i) one Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following the date of exercise, the holder of the Warrant shall deliver the aggregate exercise price for the shares of Common Stock specified in the applicable notice of exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure described in “-Cashless Exercise” below is specified in the applicable notice of exercise. A holder may not exercise any portion of the Warrant to the extent that the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act) would own more than 4.99% of the outstanding Common Stock immediately after exercise, except that upon prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. No fractional shares of our Common Stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will, at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

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Cashless Exercise

If, at the time a holder exercises its Warrants, there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the shares of Common Stock underlying the Warrant to the holder or the resale of such shares by the holder, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise the net number of shares of our Common Stock determined according to a formula set forth in the Warrants.

Transferability

Subject to applicable laws, Warrants in physical form may be transferred upon notice to us in writing and surrender of the Warrant to us together with the appropriate instruments of transfer.

Exchange Listing

There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to list the Warrants on any securities exchange or nationally recognized trading system. Without an active trading market, the liquidity of the Warrants will be limited.

Right as a Stockholder

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Warrants.

Fundamental Transaction

In the event of a fundamental transaction, as described in the form of Warrant, and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of at least 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of at least 50% of the voting power represented by our outstanding Common Stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction.

Certain Definitions

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market and if the Common Stock is listed or quoted for trading on OTCQB or OTCQX (or any successors to either of the foregoing), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the notice of exercise.

“Trading Market” means any of the following markets or exchanges on which the shares of Common Stock are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Stock Market LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

Reasons for Seeking Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. As discussed in further details under Proposal 1, the Company is restricted from issuing all shares of Common Stock that are otherwise issuable upon the exercise of the Warrants, if issued, pursuant to the Securities Purchase Agreement and the Warrants (without regard to any limitations set forth thereon) by Nasdaq Listing Rule 5635.

In connection with the execution of the Securities Purchase Agreement, we agreed to hold a meeting of stockholders to obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635 for the issuance of all shares of our Common Stock that are issuable pursuant to the Certificate of Designation and the Securities Purchase Agreement (without regard to any limitations set forth thereon).

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.

Our Board has determined that the Securities Purchase Agreement, and the Common Stock that may be issued upon the exercise of the Warrants, are in the best interests of the Company and its stockholders because of the corresponding capital obtained by the Company under the terms of the Securities Purchase Agreement. The Company used all net proceeds from the Preferred Offering, together with the net proceeds from Concurrent Common Stock Offering, to fund a portion of the purchase price for the Bayswater Acquisition.

We cannot predict if the holder of the Warrants, if issued, will exercise the Warrants, or how many of such Warrants will be exercised, in exchange for Common Stock. The issuance of Common Stock upon the exercise of the Warrants, either alone or together with shares of the Common Stock issuable upon conversion of the Preferred Shares, may result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to such exercise. And such issuance and any other shares of Common Stock previously held by the holder of the Warrants could result in the creation of a new ownership position that would be deemed a “change of control” under Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal 2 to fully issue all shares of Common Stock that are issuable upon the exercise of the Warrants pursuant to the Securities Purchase Agreement and the Warrants (without regard to any limitations set forth thereon).

Voting Agreements

As discussed above, in connection with the execution of the Securities Purchase Agreement, holders of our Common Stock owning more than 50% of our issued and outstanding shares of Common Stock have entered into and delivered voting agreements pursuant to which such holders have agreed to vote their shares of Common Stock in favor of the Proposal 2.

Consequences of Non-Approval

If we do not receive the approval contemplated in this Proposal 2, we will be contractually required to bring this matter for a shareholder vote every ninety (90) days thereafter until such stockholder approval has been obtained, incurring cost and expense. It may also discourage future investors from engaging in future financings with us. See the “Consequences of Non-Approval” under Proposal 1 for more detailed discussion.

Effect on Current Stockholders

The issuance of shares of Common Stock as contemplate by this Proposal 2 would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. In addition, the sale into the public market of the shares of Common Stock issuable upon such exercise could adversely affect the market price of our Common Stock.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 2 requires the affirmative vote (“FOR”) of the majority of votes cast at the Special Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMMON STOCK UPON THE EXERCISE OF THE WARRANTS, ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT (without regard to any limitations thereon set forth in the Securities Purchase Agreement or the Warrants).

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DESCRIPTION OF CAPITAL STOCK

The following summary sets forth the material terms of our securities including capital stock. The following summary is not intended to be a complete summary of the rights and preferences of such securities, and is qualified by reference to our Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of the Company’s preferred stock) (“Charter”) and our Amended and Restated Bylaws (“Bylaws”), which are filed with the Securities Exchange Commission or are included as exhibits to the proxy statement. We urge you to read such documents in their entirety for a complete description of the rights and preferences of our securities.

Authorized and Outstanding Stock

Our authorized capital stock consists of 500,000,000 shares of Common Stock, of which 42,942,127 shares were issued and outstanding as of March 31, 2025, and 50,000,000 shares of preferred stock, $0.01 par value per share, of which 5,981.68 shares of Series D Convertible Preferred Stock, par value $0.01 per share, and 147,250 shares Series F Convertible Preferred Stock were issued and outstanding as of March 31, 2025.

The number of authorized shares of Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding plus the number reserved for issuance upon the exercise, conversion or exchange of outstanding securities) by the affirmative vote of the majority of the voting power of the outstanding shares of stock of the Company entitled to vote generally on the election of directors, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) (or any successor provision thereto), and no vote of the holders of either Common Stock or preferred stock voting separately as a class or series shall be required therefor.

Common Stock

Voting Power

Except as provided by law or in a preferred stock designation, holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and will have the exclusive right to vote for the election of directors. Except as otherwise required by law, holders of Common Stock are not entitled to vote on any amendment to our Charter (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of any outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to our Charter (including any certificate of designation relating to any series of preferred stock) or pursuant to the DGCL.

Dividends

Subject to prior rights and preferences that may be applicable to any outstanding shares or series of preferred stock, holders of Common Stock are entitled to receive ratably in proportion to the shares of Common Stock held by them such dividends (payable in cash, stock or otherwise), if any, as may be declared from time to time by our Board out of funds legally available for dividend payments. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition.

Liquidation

Subject to the rights and preferences of any holders of any shares of any outstanding series of our preferred stock, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the funds and assets of the Company that may be legally distributed to our stockholders shall be distributed among the holders of the then outstanding the Common Stock pro rata in accordance with the number of shares of the Common Stock held by each such holder, after payment or provision for payment of all of our debts and obligations and after distribution in full of preferential amounts to be distributed to holders of outstanding shares of preferred stock, if any.

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Preemptive or Other Rights

The holders of Common Stock have no preferences or rights of conversion, exchange, preemption, or other subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock.

Preferred Stock

Our Charter authorizes our Board, subject to any limitations prescribed by law, without further stockholder approval, to establish and to issue from time to time one or more series of preferred stock, par value $0.01 per share, covering up to an aggregate of 50,000,000 shares of preferred stock. Each series of preferred stock will cover the number of shares and will have the powers, preferences, privileges, rights, qualifications, limitations and restrictions determined by the board of directors, which may include, among others, dividend rights, liquidation preferences, voting rights, whether subject to retirement or sinking funds, conversion rights, preemptive rights and redemption rights. Except as provided by law or in a preferred stock designation, the holders of preferred stock are not entitled to vote at or receive notice of any meeting of stockholders.

The Company has designated 50,000 shares of Series D Convertible Preferred Stock, 50,000 shares of Series E Convertible Preferred Stock, and upon closing of the Preferred Offering, 148,250 shares of Series F Convertible Preferred Stock. See Proposal 1 for a detailed description of the Series F Convertible Preferred Stock.

The ability for our Board to authorize undesignated preferred stock makes it possible for our Board to issue, without stockholder approval, preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of our company.

Limitations on Liability and Indemnification of Officers and Directors

Our Charter limits the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except for liability that cannot be eliminated under the DGCL. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liabilities:

●	for any breach of their duty of loyalty to us or our stockholders;

●	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided under Section 174 of the DGCL; or

●	for any transaction from which the director derived an improper personal benefit.

Any amendment, repeal, or modification of these provisions will be prospective only and would not affect any limitation on liability of a director for acts or omissions that occurred prior to any such amendment, repeal, or modification.

Our Charter and Bylaws also provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Charter and Bylaws also permit us to purchase insurance on behalf of any officer, director, employee, or other agent for any liability arising out of that person’s actions as our officer, director, employee, or agent, regardless of whether Delaware law would permit indemnification. We have obtained directors’ and officers’ insurance to cover our directors, officers, and some of our employees for certain liabilities. We have entered into indemnification agreements with each of our current directors and officers and intend to enter into indemnification agreements with each of our future directors and officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We believe that the limitation of liability provision in our Charter and the indemnification agreements facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

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Advance Notice of Director Nominations and New Business

Our Bylaws establishes advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our Bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Special Meetings

Our Charter and Bylaws provides that, except as otherwise required by applicable law and subject to the rights of the holders of preferred stock, special meetings of our stockholders may be called only by the Chairman (or any Co-Chairman) of the board of directors or the board of directors pursuant to a written request by a majority of the total number of directors then in office. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers or changes in control or management of the Company.

Supermajority Voting for Amendments to Our Governing Documents

The Charter provides that the Board is expressly authorized to adopt, amend or repeal the Bylaws and that our stockholders can amend or repeal our Bylaws with the vote of holders of not less than 66⅔% in voting power of the then-outstanding shares of stock entitled to vote generally on the election of directors, voting together as a single class. These provisions make it more difficult for stockholders to change the Bylaws and may, therefore, defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to amend the Bylaws or otherwise attempting to influence or obtain control of the Company.

No Cumulative Voting

Except as provided by law or in a preferred stock designation, holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, will have the exclusive right to vote for the election of directors and do not have cumulative voting rights. The prohibition on cumulative voting has the effect of making it more difficult for stockholders to change the composition of the Board.

Annual Elections

The Company does not have a classified board, as all directors are elected annually.

Removal of Directors; Vacancies

The Charter and Bylaws provide that, subject to the rights of the holders of preferred stock, if any, to elect or remove additional directors pursuant to our Charter (including any certificate of designation relating to any series of preferred stock), any director or the entire Board may be removed with or without cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. Therefore, because stockholders cannot call a special meeting of stockholders, as discussed above, stockholders may only submit a stockholder proposal for the purpose of removing a director at an annual meeting. The Charter and Bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors, and all vacancies, including newly created directorships, may, except as otherwise required by law or, if applicable, the rights of holders of preferred stock, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum. Therefore, while stockholders may remove a director, stockholders are not able to elect new directors to fill any resulting vacancies that may be created as a result of such removal.

Stockholder Action by Written Consent

The DGCL permits any action required to be taken at any annual or special meeting of the stockholders to be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. Subject to the rights of the holders of any class or series of preferred stock with respect to such class or series of preferred stock, the Charter and Bylaws preclude stockholder action by written consent. This prohibition, combined with the fact stockholders cannot call a special meeting, as discussed above, means that stockholders are limited in the manner in which they can bring proposals and nominations for stockholder consideration, making it more difficult to effect change in our governing documents and the Board.

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Certain Anti-Takeover Provisions of Delaware Law; Charter and Bylaws

Certain provisions of our Charter and Bylaws, which are summarized in the following paragraphs, may have the effect of discouraging potential acquisition proposals or making a tender offer or delaying or preventing a change in control, including changes a stockholder might consider favorable. Such provisions may also prevent or frustrate attempts by our stockholders to replace or remove our management. In particular, our Charter, our Bylaws and Delaware law, as applicable, among other things:

●	provide our board of directors with the ability to alter our Bylaws without stockholder approval (subject to rights of the holders of our preferred stock);

●	provide that, subject to the rights of the holders of preferred stock, special meetings of our stockholders may be called only by the Chairman (or any Co-Chairman) of the board of directors or the board of directors pursuant to a resolution adopted by a majority of the total number of directors then in office; and

●	provide that, subject to the rights of the holders of preferred stock, vacancies on our board of directors may be filled by a majority of directors in office, although less than a quorum, or by a sole remaining director.

These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with our Board. These provisions may delay or prevent someone from acquiring or merging with us, which may cause the market price of our Common Stock to decline.

Advance Notice Bylaws. Our Bylaws contain an advance notice procedure for stockholder proposals to be brought before any meeting of stockholders, including proposed nominations of persons for election to our board of directors. Stockholders at any meeting will only be able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our board of directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given our corporate secretary timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting. Although our Bylaws do not give our board of directors the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, our Bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed, or may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us.

Interested Stockholder Transactions. We may become subject to Section 203 of the DGCL, which, subject to certain exceptions, prohibits “business combinations” between a publicly-held Delaware corporation and an “interested stockholder,” which is generally defined as a stockholder who becomes a beneficial owner of 15% or more of a Delaware corporation’s voting stock for a three-year period following the date that such stockholder became an interested stockholder.

Forum Selection

Our Charter and Bylaws provide that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware) will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for:

●	any derivative action or proceeding brought on our behalf;

●	any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers, employees, or agents to us or our stockholders;

●	any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and

●	any action asserting a claim against us that is governed by the internal affairs doctrine,

in each such case subject to such Court of Chancery of the State of Delaware having personal jurisdiction over the indispensable parties named as defendants therein.

Our Charter and Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. The provisions in our Charter and Bylaws do not apply to complaints asserting a cause of action under the Exchange Act. A stockholder may not waive compliance with the federal securities laws and the rules and regulations thereunder.

Our Charter and Bylaws also provide that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed to have notice of and to have consented to this forum selection provisions. However, it is possible that a court could find our forum selection provisions to be inapplicable or unenforceable.

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PROPOSAL 3

ADJOURNMENT PROPOSAL

Overview

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 3, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 3 requires the affirmative vote (“FOR”) of the majority of the voting power of the shares of common stock present at the Special Meeting, in person or by proxy, and entitled to vote thereon. Abstentions are considered to be “present” and “entitled to vote” at the Special Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2025 by:

●	each person to be known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

As of March 31, 2025, approximately 42,942,127 shares of our common stock were outstanding. Unless otherwise noted, the mailing address of each person or entity named in the table below is c/o Prairie Operating Co., 55 Waugh Street, Suite 400, Houston, Texas 77007.

Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Class
5% Stockholder:
Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust (2)	18,039,614	36.86%
Bristol Investment Fund, Ltd. (3)	4,895,598	11.12%
Bayswater Exploration & Production, LLC (4)	3,656,099	8.51%
Directors and Named Executive Officers:
Gary C. Hanna (5)	3,513,253	7.76%
Edward Kovalik (6)	3,513,242	7.76%
Richard Frommer	7,898	*
Gizman Abbas	4,286	*
Stephen Lee	4,286	*
Jonathan H. Gray (7)	397,021	*
Erik Thoresen	4,286	*
Craig Owen	111,272	*
All directors and named executive officers as a group (8 individuals)	2,946,266	7.26%

* Less than 1%

(1) Unless otherwise noted, the business address of each of the officers and directors is 55 Waugh Drive, Suite 400, Houston, Texas 77007.

(2) Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust (“O’Neill Trust”) is managed by Narrogal Nominees Pty Ltd (“Narrogal Nominees”), as trustee. Gregory K. O’Neill, managing director and sole shareholder of Narrogal Nominees, has voting or investment control over the shares held by O’Neill Trust. The address of each of O’Neill Trust, Narrogal Nominees and Mr. O’Neill is Level 27, 60 City Road Southbank, Melbourne, Australia. The O’Neill Trust owns 12,039,614 shares of common stock held in book-entry form, Series D A Warrants to purchase 2,000,000 shares of common stock, and Series E A Warrants to purchase 4,000,000 shares of common stock. The shares reported herein include 12,039,614 shares of common stock and 6,000,000 shares of common stock issuable upon exercise of the warrants or conversion of the Company’s preferred stock (“Preferred Stock”). As previously disclosed on our current report on Form 8-K filed with the SEC on August 20, 2024, on August 15, 2024, the Company entered into a Consent & Agreement (the “Consent & Agreement”) with O’Neill Trust, pursuant to which the Company and O’Neill Trust agreed, among others, to (i) amend Section 6(d) of the Series E Certificate to increase the beneficial ownership limitation ceiling from 9.99% to 49.9%; (ii) with consent of the requisite holders of the Series D Preferred Stock, amend Section 6(d) of the Series D Certificate to increase the beneficial ownership limitation from 9.99% to 49.9%; and (iii) amend Section 2(e) of each of O’Neill Trust’s Series D A Warrant and Series E A Warrant and Section 2(d) of O’Neill Trust’s Series E B Warrant to increase the beneficial ownership limitation ceiling from 25% to 49.9%.

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(3) According to a Schedule 13D/A filed with the SEC on February 14, 2025 on behalf of Bristol Investment Fund, Ltd. (“Bristol Investment Fund”), Bristol Capital, LLC (“Bristol Capital”), Paul Kessler and Bristol Capital Advisors Profit Sharing Plan (“BCA PSP”, and together with Bristol Investment Fund, Mr. Kessler and Bristol Capital, “Bristol”), and taking into account the exercise of certain non-compensatory options by Bristol on March 31, 2025, (i) Bristol Investment Fund holds 1,105,183 shares of common stock, (ii) Bristol Capital holds 363,461 shares of common stock, (iii) Mr. Kessler holds 3,113 shares of common stock, (iv) BCA PSP holds 963 shares of common stock, (v) Bristol Investment Fund holds 797,072 shares of common stock issuable upon the conversion of Series D preferred stock and (vi) Bristol Investment Fund holds 292,472 shares of common stock issuable upon the exercise of Series D A warrants. The shares reported herein include, (i) the 3,806,054 shares of common stock collectively held by Bristol Investment Fund, Bristol Capital, Mr. Kessler and BCA PSP, (ii) 797,072 shares of common stock issuable upon the conversion of Series D preferred stock and (iii) the 292,472 shares of common stock issuable upon the exercise of the Series D A warrants. On April 8, 2024, Bristol Investment Fund entered into an agreement with the Company pursuant to which it amended the terms of its Series D PIPE Warrants to increase the beneficial ownership limitation from 9.99% to 19.99% and gave notice to the Company that it was increasing its beneficial ownership limitation to 19.99% with respect to each of its remaining warrants. Such beneficial ownership limitation may only be modified, amended or waived with the written consent of both the Company and Bristol Investment Fund. Bristol Investment Fund is a privately held fund that invests primarily in publicly traded companies through the purchase of securities in private placement and/or open market transactions. The address of Bristol Investment Fund’s registered office is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 311063, Grand Cayman KY1-1205, Cayman Islands. Bristol Capital Advisors, LLC, an entity organized under the laws of the State of Delaware (“Bristol Capital Advisors”), is the investment advisor to Bristol Investment Fund. Paul Kessler is manager of Bristol Capital Advisors and as such has voting and dispositive power over the securities held by Bristol Investment Fund. Bristol Capital is a privately held limited liability company that engages from time to time in investing in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Paul Kessler is the sole manager of Bristol Capital and therefore has voting and dispositive power over the securities held by Bristol Capital. BCA PSP is a plan established by Bristol Capital Advisors which invests in various securities for the benefit of its employees. Mr. Kessler has voting and dispositive power over the securities held by BCA PSP. The address of the principal office for Bristol Capital Advisors, Bristol Capital, Mr. Kessler and BCA PSP is 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

(4) According to a Schedule 13G filed with the SEC on April 2, 2025 on behalf of Bayswater Exploration & Production, LLC (“Bayswater E&P”) and Bayswater Management Company LP (“Bayswater Management”). The shares reported herein include 3,656,099 shares (the “Shares”) of Common Stock issued by the Company to Bayswater E&P on March 26, 2025, pursuant to that certain Purchase and Sale Agreement, dated as of February 6, 2025, by and among the Company, Otter Holdings, LLC, Prairie SWD Co., LLC, Prairie Gathering I, LLC, Bayswater Resources LLC, Bayswater Fund III-A, LLC, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP and Bayswater E&P (the “PSA”). As the record holder of the Shares, Bayswater E&P may be deemed to beneficially own the Shares. Pursuant to the PSA, Bayswater E&P was designated by the Sellers as the Sellers’ Representative (in each case, as defined in the PSA) to whom the Shares were to be issued by the Company. Because Bayswater Management is the manager or general partner of, or that controls, each entity that sold assets to the Company pursuant to the PSA, Bayswater Management may be deemed to beneficially own the Shares that are held by Bayswater E&P. The address of the principal office for Bayswater E&P and Bayswater Management is 730 17th Street, Suite 500, Denver, Colorado 80202.

(5) Includes 1,148,834 shares issued to Gary C. Hanna as consideration pursuant to the Merger Agreement, 2,333,333 shares exercisable pursuant to a non-compensatory option agreement and 31,086 shares resulting from the vesting of a restricted stock unit award.

(6) Includes 1,148,834 shares issued to Edward Kovalik as consideration pursuant to the Merger Agreement, 2,333,333 shares exercisable pursuant to a non-compensatory option agreement and 31,075 shares resulting from the vesting of a restricted stock unit award.

(7) The shares reported herein reflect shares held directly by First Idea Ventures LLC, First Idea International Ltd., and Mr. Gray. First Idea Ventures LLC holds 230,159 shares of common stock. In addition, First Idea Ventures LLC also holds (i) Series D PIPE Warrants to purchase 150,000 shares of common stock and (ii) Subordinated Note Warrants to purchase 913,242 shares of common stock. First Idea International Ltd. holds 159,999 shares of common stock, in addition to (i) Series D PIPE Warrants to purchase 50,975 shares of common stock and (ii) Subordinated Note Warrants to purchase 228,310 shares of common stock. The shares reported herein include the 230,159 shares of common stock held directly by First Idea Ventures LLC, 159,999 shares of common stock held directly by First Idea International Ltd. and 6,863 shares of common stock held directly by Mr. Gray. Additionally, it includes 1,551,115 shares of common stock issuable upon the exercise of the Series D PIPE Warrants and Subordinated Note Warrants. Jonathan H. Gray holds 50% and his spouse, Chloe Gray, holds 50% of the interests of First Idea Ventures LLC and each share voting and investment power over the securities held by First Idea Ventures LLC. The address of First Idea Ventures LLC is c/o Jade Fiducial, 1925 Century Park East, Suite 1700, Los Angeles, CA 90067. First Idea International Ltd. is a limited company. Jonathan Gray has voting or investment control over the shares held by First Idea Ventures LLC. Mr. Gray is a director of the Company. The address of First Idea International Ltd. is 1 Duchess Street, Suite 1, First Floor, London W1W 6AN, United Kingdom.

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Stockholder Proposals

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, shareholder proposals intended for inclusion in our 2026 proxy statement and acted upon at our 2026 Annual Meeting must be received by us at our executive offices no less than 120 calendar days before the anniversary date of the proxy statement for the prior year’s Annual Meeting was made available to shareholders (i.e., December 23, 2025), assuming the Company’s proxy materials for the 2025 annual meeting of stockholders are mailed on April 22, 2025, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the Company’s Amended and Restated Bylaws, shareholder proposals intended to be presented at the 2026 Annual Meeting must be received by the Company no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 4, 2026 and no later than March 6, 2026) to be properly brought before the 2026 Annual Meeting. Such proposals should be mailed to, Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007.

Nominations of directors by shareholders must be received in writing by the Secretary at the principal executive offices of the Company at 55 Waugh Drive, Suite 400, Houston, Texas 77007 no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 4, 2026 and no later than March 6, 2026) to be properly nominated before the 2026 Annual Meeting.

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Communications with Our Board

Stockholders and other interested parties may communicate with our directors, including our non-management directors, individually or as a group, by writing to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007. Stockholders and other interested parties may submit such communications on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Communication with Directors” and clearly identify the intended recipient(s) of the communication.

The Company’s General Counsel will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Code of Conduct.

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Householding of Proxy Materials

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single copy of this Proxy Statement to any household at which two or more stockholders share an address. This procedure reduces the volume of duplicative information and our printing and mailing costs. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of such documents was delivered. Any stockholder who would like to receive a separate copy of the Proxy Statement, now or in the future, should submit this request to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007. Beneficial owners sharing an address who receive multiple copies of this Proxy Statement and who would like to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

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Solicitation of Proxies

The Company will bear the costs of soliciting proxies from the Company’s stockholders. In addition to the use of the mails, proxies may be solicited by the Company’s directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

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Where You Can Find More Information

This Proxy Statement is available free of charge on our internet website, www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section. On our website, we make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. Such information will also be available at www.sec.gov. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), our Quarterly Reports on Form 10-Q, and other information and any amendments to those reports. Written requests for such information should be directed to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement.

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OTHER MATTERS

In accordance with the Company’s Amended and Restated Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

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Appendix A

PRAIRIE OPERATING CO.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES F CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

The undersigned, Gary Hanna and Edward Kovalik, do hereby certify that:

1. They are the President and Chief Executive Officer, respectively, of Prairie Operating Co., a Delaware corporation (the “Company”).

2. The Company is authorized to issue 50,000,000 shares of preferred stock, of which 5,981.68 have been issued.

3. The following resolutions were duly adopted by the board of directors of the Company:

WHEREAS, the certificate of incorporation of the Company provides for a class of its authorized stock known as preferred stock, consisting of 50,000,000 shares, $0.01 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Securities Purchase Agreement, up to 148,250 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1.	Definitions.

“2025 Planned Compensation Adjustments” means adjustments and changes to the compensation of the executive officers of the Company as set forth in the written compensation report provided to Buyer prior to the date hereof; provided that any RSUs or PSUs granted as part of such 2025 Planned Compensation Adjustments are subject to the Lockup Agreements.

“Absolute Floor Price” means $1.15 per share.

“Additional Payment” has the meaning set forth in Section 5(E)(i).

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act.

“Alternative Conversion” has the meaning set forth in Section 7(D)(i).

“Alternative Conversion Cap” means, for any calendar quarter, and subject to increase by any rollover from the prior calendar quarters pursuant to Section 7(D)(iii), the greater of (i) ten percent (10%) of the aggregate dollar trading volume (as reported by Bloomberg function “PROP <US EQUITY> HP” (or its equivalent successor ticker)) of the Common Stock in a given calendar quarter, beginning with the calendar quarter ending June 30, 2025, and (ii) Twenty Million dollars ($20,000,000).

“Alternative Conversion Cash Payment” has the meaning set forth in Section 5(C).

“Alternative Conversion Cash Payment Amount” means, for any Alternative Conversion Cash Payment, an amount in cash equal to the result (rounded up to the nearest second decimal place) of (i) (a) one hundred twelve and one half percent (112.5%) multiplied by (b) the Repayment Multiplier multiplied by (c) the Stated Value of the shares of Preferred Stock subject to the Alternative Conversion Cash Payment plus (ii) the accrued and unpaid dividends on such shares of Preferred Stock.

“Alternative Conversion Cash Payment Notice” has the meaning set forth in Section 5(C).

“Alternative Conversion Consideration” has the meaning set forth in Section 7(E)(ii).

“Alternative Conversion Date” means the first Business Day on which the requirements set forth in Section 7(D)(i) to convert shares of Preferred Stock are satisfied.

“Alternative Conversion Rate” means a number of shares of Common Stock per share of Preferred Stock equal to the result (rounded up to the closest whole number) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of the share of Preferred Stock subject to the Alternative Conversion divided by (B) the Market Stock Payment Price as of an Alternative Conversion Date; provided, that whenever this Certificate of Designation refers to the Alternative Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Alternative Conversion Rate immediately after the Close of Business on such date; provided, further, that the Alternative Conversion Rate shall be subject to adjustment pursuant to Section 7(K).

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“Anniversary Warrants” has the meaning ascribed to it in the Securities Purchase Agreement.

“Antitrust Laws” means the HSR Act and any applicable antitrust, competition or merger control laws or regulations.

“Antitrust Restrictions” has the meaning set forth in Section 8(T).

“ATM Sales Agreement” has the meaning set forth in Section 8(R).

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state or non-U.S. law for the relief of debtors.

“Bayswater PSA” has the meaning given to such term in the Securities Purchase Agreement.

“Below Floor Alternative Conversion” has the meaning set forth in Section 5(C).

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act on behalf of such board.

“Business Combination Event” has the meaning set forth in Section 9.

“Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in The City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in The City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are open for use by customers on such day.

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“Capital Lease” means, with respect to any Person, any leasing or similar arrangement conveying the right to use any property, whether real or personal property, or a combination thereof, by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of such Person.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a Capital Lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Cash” means all cash and liquid funds.

“Cash Equivalents” means, as of any date of determination, any of the following: (A) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States Government, the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (B) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (C) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (D) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States or any state thereof, or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $5,000,000,000; and (E) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (A) and (B) above, (ii) has net assets of not less than $5,000,000,000, and (iii) has the highest rating obtainable from either Standard & Poor’s Corporation or Moody’s Investors Service.

“Cash Sweep Amount” means, (a) with respect to any Cash Sweep Financing, twenty five percent (25%) of the net proceeds from such financing and (b) with respect to any DFCF Action, twenty five percent (25%) of the amount of such dividend, distribution, prepayment or Investment, as applicable.

“Cash Sweep Certification” has the meaning set forth in Section 4(B)(ii).

“Cash Sweep Financing” means any Equity Issuance resulting in proceeds to the Company.

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“Cash Sweep Notice” has the meaning set forth in Section 4(B)(iii).

“Cash Sweep Payment” has the meaning set forth in Section 4(B)(i).

“Close of Business” means 5:00 p.m., New York City time.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, subject to Section 7(I).

“Common Stock Change Event” has the meaning set forth in Section 7(I)(i).

“Company Redemption Date” has the meaning set forth in Section 4(C).

“Company Redemption Equity Conditions” will be deemed to be satisfied as of any date if all of the following conditions are satisfied as of such date and on each of the twenty (20) previous Trading Days: (A) the shares issuable pursuant to this Certificate of Designation are Freely Tradable; (B) the Holder is not in possession of any material non-public information; (C) such shares will satisfy Section 7(F)(i); (D) the Company is not in possession of any material non-public information and neither the Company, nor any director, executive officer or employee of the Company, is otherwise restricted from trading the Company’s Capital Stock pursuant to the Company’s insider trading policy or other corporate governance policies and (E) no pending, proposed or intended Fundamental Change has occurred that has not been abandoned, terminated or consummated.

“Company Redemption Equity Conditions Period” has the meaning set forth in Section 4(C)(iii).

“Company Redemption Notice” has the meaning set forth in Section 4(C).

“Company Redemption Price” means, a cash amount per share of Preferred Stock equal to the greater of (A) (i) one hundred twenty five percent (125%) multiplied by (ii) the Stated Value of a share of Preferred Stock plus (iii) the accrued and unpaid dividends on such share of Preferred Stock and (B) (i) one hundred twenty five percent (125%) multiplied by (ii) (x) the Conversion Rate in effect as of the Trading Day immediately preceding such Company Redemption Date multiplied by (y) the highest Daily VWAP per share of Common Stock during the period beginning on, and including, the fifth VWAP Trading Day prior to the date that the Company Redemption Notice is delivered and ending on, and including, the VWAP Trading Day immediately preceding such Company Redemption Date plus (iii) the accrued and unpaid dividends on such share of Preferred Stock.

“Company Vendor Contract” means a contract or other agreement between the Company or any of its Subsidiaries and a vendor, contractor or other service provider that is providing services to the Company or any of its Subsidiaries at a Company- or Subsidiary-operated drilling or production site, excluding contracts with Persons providing midstream or other transportation or processing services.

A-5

“Compensation Committee” has the meaning set forth in Section 8(O).

“Compliance Certification” has the meaning set forth in Section 8(U).

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (A) any Indebtedness or other obligations of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (B) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (C) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Conversion Consideration” has the meaning set forth in Section 7(E)(ii).

“Conversion Date” means the first Business Day on which the requirements set forth in Section 7(C)(i) to convert shares of Preferred Stock are satisfied.

“Conversion Price” means, as of any time, an amount equal to (A) one thousand dollars ($1,000) divided by (B) the Conversion Rate in effect at such time.

“Conversion Rate” initially means 202.0202 shares of Common Stock per share of Preferred Stock; provided, however, that the Conversion Rate is subject to adjustment pursuant to Section 7; provided, further, that whenever this Certificate of Designation refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately after the Close of Business on such date.

“Conversion Settlement Date” has the meaning set forth in Section 7(E)(iv).

“Convertible Securities” means any Capital Stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

A-6

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

“Covering Price” has the meaning set forth in Section 7(E)(v)(1).

“Covering Price Excess” has the meaning set forth in Section 7(E)(v)(2).

“Current Ratio” has the meaning set forth in, and shall be calculated in all respects (including with respect to when such calculations shall be made for any given fiscal quarter) in accordance with, the Senior Indebtedness Agreement as in effect as of the Issue Date; provided that no curative actions taken in accordance with Section 9.01(c) of the Senior Indebtedness Agreement (as in effect as of the Issue Date) shall be taken into account when calculating Current Ratio hereunder.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock on The Nasdaq Capital Market (or the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “PROP <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“DFCF Action” means (i) any dividend or distribution declared or made pursuant to Section 9.04(a)(iii) of the Senior Indebtedness Agreement, (ii) any prepayment of Indebtedness made pursuant to Section 9.04(b)(i)(D) of the Senior Indebtedness Agreement or (iii) any Investment acquired, owned or made pursuant to Section 9.05(g) of the Senior Indebtedness Agreement (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date).

“Disqualified Stock” means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(A) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(B) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the Company or a Subsidiary of the Company; provided that any such conversion or exchange will be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable); or

(C) is redeemable at the option of the holder thereof, in whole or in part,

A-7

(D) in the case of each of clauses (A), (B) and (C), at any point prior to the one hundred eighty-first (181st) day after the redemption of all shares of Preferred Stock.

“Dividend Payment Date” means each March 1, June 1, September 1 and December 1 of each calendar year, beginning on June 1, 2025.

“DTC” means The Depository Trust Company.

“Eligible Exchange” means any of The New York Stock Exchange, The NYSE American LLC, The Nasdaq Stock Market, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

“Equity Conditions” will be deemed to be satisfied as of any date if all of the following conditions are satisfied as of such date and on each of the twenty (20) previous Trading Days: (A) the shares issuable pursuant to this Certificate of Designation are Freely Tradable; (B) the Holder is not in possession of any material non-public information concerning the Company; (C) the issuance of such shares will not be limited by Section 7(J)(ii); (D) such shares will satisfy Section 7(F)(i); (E) no pending, proposed or intended Fundamental Change has occurred that has not been abandoned, terminated or consummated; (F) the Daily VWAP per share of the Common Stock on The Nasdaq Capital Market is not less than one dollar ($1.00) (subject to proportionate adjustments for events of the type set forth in Section 7(G)(i)(1)); (G) the daily dollar trading volume (as reported on Bloomberg) of the Common Stock on The Nasdaq Capital Market is not less than five hundred thousand dollars ($500,000); (H) no delisting or suspension by the principal, in terms of volume, Eligible Exchange on which the Company is then listed or traded has been threatened (with a reasonable prospect of delisting or suspension occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or is reasonably likely to occur or pending as evidenced by (x) a writing by such Eligible Exchange or (y) the Company falling below the minimum listing maintenance requirements, if applicable, of such Eligible Exchange; (I) no Triggering Event will have occurred that has not been waived and no Trigger will have occurred and be continuing which has not been waived and (J) the Market Stock Payment Price is equal to or greater than the Absolute Floor Price.

“Equity Interest” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including preferred stock or membership interests (however designated, whether voting or non-voting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

A-8

“Equity Issuance” shall mean (a) any issuance or sale by the Company or any of its Subsidiaries of any Equity Interests (including any Equity Interests issued upon exercise or conversion of any Equity Rights and the issuance of any Equity Interests pursuant to any “at-the-market” offering (within the meaning of Rule 415(a)(4) of the Securities Act)) or equity line of credit or any Equity Rights, or (b) the receipt by the Company or any of its Subsidiaries of any capital contribution (whether or not evidenced by any Equity Interest issued by the recipient of such contribution), in each case for bona fide capital-raising purposes and other than (i) any issuance of Equity Interests upon the exercise of any Equity Rights outstanding as of the date hereof provided, that such issuance is made pursuant to the terms of such Equity Rights in effect on the date hereof and such Equity Rights are not amended to increase the number of such Equity Interests or to decrease the exercise price, exchange price or conversion price of Equity Rights, (ii) Equity Interests issuable pursuant to an Approved Stock Plan (as defined in the Securities Purchase Agreement) or upon the exercise of any Equity Rights or upon the lapse of forfeiture restrictions on awards made pursuant to an Approved Stock Plan (including Equity Interests withheld by the Company for the purpose of paying on behalf of the holder thereof the exercise price of Options or for paying taxes due as a result of such exercise or lapse of forfeiture restrictions) or (iii) Common Stock issuable upon the exercise of Options or upon the lapse of forfeiture restrictions on awards made pursuant to, any stock option exchange program of the Company that is approved by the Board of Directors or the Compensation Committee thereof or the Company’s stockholders, whether now in effect or hereafter implemented.

“Equity Rights” shall mean, with respect to any Person, any then-outstanding subscriptions, Options, warrants, commitments, preemptive rights, convertible debt, or other equity-linked securities or agreements of any kind for the issuance or sale, of any additional Equity Interests of any class, or partnership or other ownership interests of any type in, such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exercise Transactions” has the meaning set forth in Section 8(T).

“Excess Shares” has the meaning set forth in Section 7(J)(i).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning set forth in Section 7(G)(i)(5).

“Expiration Time” has the meaning set forth in Section 7(G)(i)(5).

“Floor Price” has the meaning set forth in Section 5(C).

“Floor Price Conversion Rate” means a number of shares of Common Stock per share of Preferred Stock equal to the result (rounded up to the closest whole number) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of the share of Preferred Stock subject to the Alternative Conversion divided by (B) the Floor Price; provided, that the Floor Price Conversion Rate shall be subject to adjustment pursuant to Section 7(K).

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“Freely Tradable” means, with respect to any shares of Common Stock issued or issuable pursuant to this Certificate of Designation, that (A) such shares are (or when issued, will be) issued by the Company pursuant to an effective registration statement and would not constitute “restricted securities” within the meaning of Rule 144, or would be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws; (B) such shares are (or, when issued, will be) (i) represented by book-entries at DTC and identified therein by an “unrestricted” CUSIP number; (ii) not represented by any certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (iii) listed and admitted for trading, without suspension or material limitation on trading, on an Eligible Exchange; and (C) no delisting or suspension by such Eligible Exchange is pending or has been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (x) a writing by such Eligible Exchange or (y) the Company falling below the minimum listing maintenance requirements of such Eligible Exchange.

“Fundamental Change” means any of the following events:

(A) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or its Wholly Owned Subsidiaries, or the employee benefit plans of the Company or its Wholly Owned Subsidiaries, files any report with the Commission indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s then-outstanding common equity;

(B) the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than solely to one or more of the Company’s Wholly Owned Subsidiaries); or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Common Stock); provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause  (B);

(C) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company;

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(D) any breach or default occurs pursuant to the terms of the Senior Indebtedness Agreement or under any agreement evidencing a Senior Indebtedness Permitted Refinancing, if the effect of such breach or default is to (i) cause (including following the termination of any waiver or forbearance in connection with such breach or default) the Indebtedness thereunder to become or be declared due prior to its stated maturity or (ii) permit the holders of such Indebtedness to cause such Indebtedness to become or be declared due prior to its stated maturity and the requisite holders do not validly waive or enter into a forbearance in connection with such breach or default within sixty (60) days (A) from its receipt of notice of such breach or default or (B) to the extent a waiver or forbearance in connection with such breach or default was previously entered into and subsequently terminated (and the result of such termination is to permit the holders of such Indebtedness to cause such Indebtedness to become or be declared due prior to its stated maturity), from such termination; or

(E) the Common Stock ceases to be listed on any Eligible Exchange.

For purposes of this definition, (x) any transaction or event described in both clause  (A) and in clause  (B) above (without regard to the proviso in clause  (B)) will be deemed to occur solely pursuant to clause  (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Notice” has the meaning set forth in Section 6(A)(iii).

“Fundamental Change Redemption Date” means the date as of which shares of Preferred Stock must be repurchased for cash in connection with a Fundamental Change, as provided in Section 6(A)(ii).

“Fundamental Change Redemption Price” means, with respect to each share of Preferred Stock upon a Redemption Upon Fundamental Change, a cash amount equal to the greater of (A) (i) one hundred twenty five percent (125%) multiplied by (ii) the Stated Value plus (iii) the accrued and unpaid dividends on such share of Preferred Stock and (B) (i) one hundred twenty five percent (125%) multiplied by (ii) (x) the Conversion Rate in effect as of the Trading Day immediately preceding the effective date of such Fundamental Change multiplied by (y) the highest Daily VWAP per share of Common Stock occurring during the period commencing five (5) Trading Days prior to the earlier of (a) the effective date of such Fundamental Change and (b) the date that such Fundamental Change is publicly announced and ending on the date immediately preceding the Fundamental Change Redemption Date plus (iii) the accrued and unpaid dividends on such share of Preferred Stock.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided the definitions set forth in this Certificate of Designation and any financial calculations required thereby shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

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“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Holder” means any person in whose name the shares of Preferred Stock are registered on the books of the Company, which initially is the Initial Holder.

The term “including” means “including without limitation,” unless the context provides otherwise.

“Holder Conversion Notice” has the meaning set forth in Section 7(C)(i).

“HSR Act” has the meaning set forth in Section 8(T).

“Indebtedness” means, indebtedness of any kind, including, without duplication (A) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (B) all obligations evidenced by notes, bonds, debentures or similar instruments, (C) all Capital Lease Obligations, (D) all Contingent Obligations, and (E) Disqualified Stock.

“Independent Investigator” has the meaning set forth in Section 8(S).

“Initial Holder” means Hudson Bay PH XIX LLC.

“Intellectual Property” means all of the Company’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; the Company’s applications therefor and reissues, extensions or renewals thereof; and the Company’s goodwill associated with any of the foregoing, together with the Company’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets to solely the extent of the amount in excess of the fair market value.

“Issue Date” means March 26, 2025.

“Junior Securities” means the Common Stock and all other Convertible Securities of the Company other than those securities which are explicitly senior to or pari passu with the Preferred Stock in dividend rights or liquidation preference.

“KPIs” has the meaning set forth in Section 8(O).

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“Last Reported Sale Price” of the shares of Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the shares of Common Stock are then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Company.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest; provided, that for the avoidance of doubt, licenses, strain escrows and similar provisions in collaboration agreements, research and development agreements that do not create or purport to create a security interest, encumbrance, levy, lien or charge of any kind shall not be deemed to be Liens for purposes of this Certificate of Designation.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Market Stock Payment Price” means, with respect to any Dividend Payment Date or Alternative Conversion Date, as applicable, an amount equal to eighty seven and one half percent (87.5%) of the lesser of (a) the Daily VWAP on the VWAP Trading Day immediately prior to such Dividend Payment Date or Alternative Conversion Date, as applicable, and (b) the average of the two (2) lowest Daily VWAPs during the five (5) VWAP Trading Day period ending on and including the VWAP Trading Day immediately prior to such Dividend Payment Date or Alternative Conversion Date, as applicable (the lesser of clauses (a) and (b), the “Stock Price”); provided, however, that with respect to any Stated Dividend paid in shares of Common Stock on or after the twelve (12) month anniversary of the Issue Date, if the Stock Price for such Dividend Payment Date is less than one hundred fifteen percent (115%) of the Conversion Price, the Market Stock Payment Price for such Dividend Payment Date shall be equal to eighty one percent (81%) of the Stock Price.

“Maximum Percentage” has the meaning set forth in Section 7(J)(i).

“Mirror Credit Facility” has the meaning set forth in Section 11.

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“MSA Subordination Provision” means a provision substantially in the form of the provision set forth in Schedule 4(cc)(2) of the Securities Purchase Agreement.

“Net Leverage Ratio” has the meaning set forth in, and shall be calculated in all respects (including with respect to when such calculations shall be made for any given fiscal quarter) in accordance with, the Senior Indebtedness Agreement as in effect as of the Issue Date; provided that no curative actions taken in accordance with Section 9.01(c) of the Senior Indebtedness Agreement (as in effect as of the Issue Date) shall be taken into account when calculating Net Leverage Ratio hereunder.

“Open of Business” means 9:00 a.m., New York City time.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

The term “or” is not exclusive, unless the context expressly provides otherwise.

“Other Holder” means any person in whose name any Other Preferred Stock is registered on the books of the Company.

“Other Preferred Stock” means, when describing the shares of Preferred Stock held by a Person other than a given Holder, any shares of Preferred Stock that are of the same class of the Preferred Stock owned by such Holder and that are represented by one or more certificates other than the certificate representing the Preferred Stock owned by such Holder.

“Patent License” means any written agreement granting any right with respect to any invention covered by a Patent that is in existence or a Patent application that is pending, in which agreement the Company now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

“Permitted Indebtedness” means (A) Senior Indebtedness; and (B) Indebtedness permitted to be created, incurred, assumed, guaranteed or to be or remain liable with respect to any Indebtedness, in each case, under Section 9.02 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to Section 9.02(e), (g) and (m) thereof (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date)).

“Permitted Intellectual Property Licenses” means (A) Intellectual Property licenses actually disclosed pursuant to the Securities Purchase Agreement as in effect on the Issue Date, and (B) non-perpetual Intellectual Property licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing of technology, the development of technology or the providing of technical support which may include licenses with unlimited renewal options solely to the extent such options require mutual consent for renewal or are subject to financial or other conditions as to the ability of licensee to perform under the license; provided such license was not entered into during a Triggering Event.

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“Permitted Investment” means: (A) Investments actually disclosed pursuant to the Securities Purchase Agreement, as in effect as of the Issue Date; and (B) Investments permitted to be acquired, owned or made, in each case, under Section 9.05 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to Investments permitted pursuant to (w) Section 9.05(b)(iii), (x) Section 9.05(h), provided that the maximum amount applicable thereto shall be an aggregate of five hundred thousand dollars ($500,000), (y) Section 9.05(i), provided that the maximum amount applicable thereto shall be two hundred fifty thousand dollars ($250,000) and (z) Section 9.05(l), provided that the maximum amount applicable thereto shall be five hundred thousand dollars ($500,000), in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date); provided that any such Investments made pursuant to Section 9.05(g) thereof shall be subject to Section 4(B) hereof.

“Permitted Liens” means any and all of the following: (A) (i) Liens securing obligations permitted under clause (A) of the definition of Permitted Indebtedness and (ii) Liens actually disclosed pursuant to the Securities Purchase Agreement as in effect as of the Issue Date; and (B) Liens permitted to be created, incurred, assumed, permitted or suffered to exist, in each case, under Section 9.03 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to Section 9.03(h) thereof (as in effect as of the Issue Date)).

“Permitted Transfers” means transfers, sales, leases, licenses, lending or other conveyances, in each case, permitted under Section 9.12 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than with respect to such transactions permitted pursuant to Section 9.12(d), (e) and (l) and clause (i) of the last paragraph thereto (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date), in an aggregate amount in excess of five million dollars ($5,000,000)).

“Person” or “person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“PSU’s” has the meaning set forth in Section 8(O).

“Redemption Upon Fundamental Change” means the repurchase of any shares of Preferred Stock by the Company pursuant to Section 6(A).

“Reference Property” has the meaning set forth in Section 7(I)(i)(4).

“Reference Property Unit” has the meaning set forth in Section 7(I)(i)(4).

“Repayment Multiplier” means, as of any date, an amount equal to one hundred six and one quarter percent (106.25%) plus six and one quarter percent (6.25%) on each one (1) year anniversary of the Issue Date. For example, on and after the one-year anniversary of the Issue Date but before the two-year anniversary of the Issue Date, the Repayment Multiplier will be equal to one hundred twelve and one half percent (112.5%).

“Reported Outstanding Share Number” has the meaning set forth in Section 7(J)(i).

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“Required Holders” has the meaning set forth in the Securities Purchase Agreement.

“Required Reserve Amount” has the meaning in Section 8(Q).

“Requisite Stockholder Approval” means the stockholder approval contemplated by Nasdaq Listing Rule 5635(d) (or similar rule of the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) with respect to the issuance of shares of Common Stock upon conversion of the shares of Preferred Stock and exercise of the Anniversary Warrants in excess of the limitations imposed by such rule; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, due to any amendment or binding change in the interpretation of the applicable listing standards of the Nasdaq Capital Market (or of the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading), such stockholder approval is no longer required for the Company to settle all conversions of Preferred Stock by delivering shares of Common Stock without limitation pursuant to this Certificate of Designation.

“RSU’s” has the meaning set forth in Section 8(O).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading. If the Common Stock is not so listed or traded, then “Scheduled Trading Day” means a Business Day.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of March 24, 2025 between the Company and the Initial Holder, providing for the issuance of the Preferred Stock.

“Senior Indebtedness” means Indebtedness incurred pursuant to the Senior Indebtedness Agreement, together with any Senior Indebtedness Permitted Refinancing.

“Senior Indebtedness Agreement” means that certain agreement evidencing Indebtedness of the Company set forth on Exhibit F of the Securities Purchase Agreement, as such agreement may be amended, amended and restated, or otherwise modified; provided such amendment, amendment and restatement, or modification shall not (i) amend the maturity to a date earlier than the Senior Indebtedness Maturity Date or (ii) otherwise have, in the reasonable determination of the Holder, an adverse effect on such Holder.

“Senior Indebtedness Maturity Date” means the earlier of (i) March 26, 2029 and (ii) the date the obligations for borrowed money under the Senior Indebtedness Agreement have been repaid in full.

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“Senior Indebtedness Permitted Refinancing” means any refinancing, refunding, renewal or extension of the Senior Indebtedness; provided such refinancing, refunding, renewal or extension (i) shall not provide for any amortization payment, mandatory redemption payment, sinking fund, final maturity date or other repurchase or repayment of principal on an earlier date than required under the Senior Indebtedness Agreement as in effect on the Issue Date, (ii) does not have any covenants that are more restrictive on the Company in any material respect than the covenants set forth in the Senior Indebtedness Agreement as in effect on the Issue Date unless the Company makes a bona fide offer to provide the Holders a correspondingly more restrictive covenant, (iii) does not have, in the reasonable determination of the Holder, an adverse effect on such Holder and (iv) is on customary terms for a conforming borrowing base revolving credit facility, based on usual and customary oil and gas lending criteria as they exist at such time for reserve-based, secured oil and gas loan transactions in the United States, which may include customary mechanisms for semi-annual scheduled redeterminations thereof and customary adjustments for asset sales and terminations of hedging agreements.

“Share Delivery Date” means any (i) Dividend Payment Date on which the Company makes a payment of Stated Dividend in Common Stock in accordance with Section 5(B) or (ii) Conversion Settlement Date.

“Significant Subsidiary” means, with respect to any Person, any Subsidiary of such Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of such Person.

“Spin-Off” has the meaning set forth in Section 7(G)(i)(3)(b).

“Spin-Off Valuation Period” has the meaning set forth in Section 7(G)(i)(3)(b).

“Standard Conversion Consideration” has the meaning set forth in Section 7(E)(i).

“Stated Dividend” has the meaning set forth in Section 4(A).

“Stated Dividend Rate” means, as of any date, a rate per annum equal to twelve percent (12%); provided that, from, including and after the date that is the six (6) month anniversary of the Senior Indebtedness Maturity Date, the Stated Dividend Rate shall mean twenty five percent (25%).

“Stated Dividend Stock Payment Notice” has the meaning set forth in Section 5(B).

“Stated Value” means, with respect to any share of Preferred Stock, $1,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock).

“Stock Payment Determination Date” means (i) with respect to a payment of a Stated Dividend in shares of Common Stock in accordance with Section 5(B), the related Dividend Payment Date, and (ii) with respect to the delivery of Conversion Consideration, the related Conversion Date or Alternative Conversion Date.

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“Subsidiary” means, with respect to any Person, (A) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (i) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Successor Corporation” has the meaning set forth in Section 9(A).

“Successor Person” has the meaning set forth in Section 7(I)(i).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 7(G)(i)(5).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading; and (B) there is no Market Disruption Event, provided that the Holder, by written notice to the Company, may waive any such Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

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“Trigger” means any event that is (or, after notice, passage of time or both, would be) a Triggering Event.

“Triggering Event” has the meaning set forth in Section 10(A).

“Triggering Event Additional Shares” means, with respect to the conversion of a share of Preferred Stock, an amount equal to the excess, if any, of (A) the Triggering Event Conversion Rate applicable to such conversion over (B) the Conversion Rate, Alternative Conversion Rate or Floor Price Conversion Rate, as applicable, that would otherwise apply to such conversion without giving effect to Section 7(K). For the avoidance of doubt, the Triggering Event Additional Shares cannot be a negative number.

“Triggering Event Conversion Period” means, with respect to a Triggering Event, the period beginning on, and including, the date such Triggering Event occurs.

“Triggering Event Conversion Price” means, with respect to the conversion of a share of Preferred Stock, the lesser of: (A) the Conversion Price that would be in effect immediately after the Close of Business on the Conversion Date or Alternative Conversion Date, as applicable, for such conversion, without giving effect to Section 7(K); and (B) seventy percent (70%) of the lowest Daily VWAP per share of Common Stock during the ten (10) consecutive VWAP Trading Days ending on, and including, such Conversion Date or Alternative Conversion Date, as applicable (or, if such Conversion Date or Alternative Conversion Date is not a VWAP Trading Day, the immediately preceding VWAP Trading Day).

“Triggering Event Conversion Rate” means, with respect to the conversion of a share of Preferred Stock, an amount (rounded to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward)) equal to (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value divided by (B) the Triggering Event Conversion Price applicable to such conversion.

“Triggering Event Notice” has the meaning set forth in Section 10(B).

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York.

“Undelivered Shares” has the meaning set forth in Section 7(E)(v).

“VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal, in terms of volume, Eligible Exchange on which the Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

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“VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event; provided that the Holder, by written notice to the Company, may waive any such VWAP Market Disruption Event; and (B) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

“Withheld Shares” has the meaning set forth in Section 7(J)(ii).

Section 2.	Designation, Amount and Par Value.

The series of preferred stock shall be designated as its Series F Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 148,250. Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to the Stated Value.

Section 3.	Rights and Preferences of the Preferred Stock.

(A) Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Required Holders, (a) alter or change the powers, preferences or rights given to the Preferred Stock in an adverse manner or alter or amend this Certificate of Designation in such a manner so as to adversely affect any rights of the Holders, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon any liquidation, dissolution or winding-up of the Company senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

(B) Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Fundamental Change Redemption Price and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

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Section 4.	Dividends; Cash Sweep Payments; Company Redemption Election.

(A) Dividends. From and after the Issue Date, each Holder will be entitled to receive, on a cumulative basis, whether or not authorized or declared and whether or not the Company has assets legally available therefor, dividends on each share of Preferred Stock (the “Stated Dividend”) at a rate per annum equal to the Stated Dividend Rate on the amount equal to the sum of (a) the Stated Value plus (b) all accrued and unpaid dividends on such share of Preferred Stock (including dividends accrued and unpaid on previously unpaid dividends). Stated Dividends on each share of Preferred Stock will (i) accrue on the Stated Value and all accrued and unpaid dividends on such share; (ii) accrue daily and compound quarterly from, and including, the most recent date to which a Stated Dividend has been paid or duly provided for (or, if no Stated Dividend has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Dividend; (iii) be paid to Holder in cash on each Dividend Payment Date in accordance with Section 5(A) or in shares of Common Stock on each Dividend Payment Date in accordance with Section 5(B); (iv) be paid to Holder with respect to any shares of Preferred Stock such dividends have accrued on (including dividends accrued and unpaid on previously unpaid dividends thereon) concurrently on any date on which any such shares of Preferred Stock are redeemed, converted or otherwise retired (including, without limitation, a Conversion Settlement Date, Company Redemption Date, Fundamental Change Redemption Date, or any date that a Cash Sweep Payment is paid by the Company to the Holder) and (v) be computed on the basis of a 360-day year comprised of twelve 30-day months.

(B) Cash Sweep Payments.

(i) For purposes of this Certificate of Designation, any payment made to the Holder pursuant to this Section 4(B) shall be referred to as a “Cash Sweep Payment”.

(ii) Concurrently with the completion of any Cash Sweep Financing or DFCF Action, the Company shall certify to each Holder in writing (i) the amount of the applicable Cash Sweep Financing or DFCF Action, as applicable, and (ii) the calculation of the potential Cash Sweep Amount with respect to such Cash Sweep Financing or DFCF Action, as applicable (including a certification that such Cash Sweep Amount was calculated in accordance with the terms hereof) (such certification a “Cash Sweep Certification”); provided, however, that, unless consented to by the Holder in writing, in the event that the extent of such Cash Sweep Financing or DFCF Action, as applicable, and Cash Sweep Amount is such that the information required in such certification would constitute material non-public information regarding the Company, then the Company shall also concurrently publicly disclose such material non-public information on a Current Report on Form 8-K or otherwise.

(iii) Each Holder shall have the right to require the Company, exercisable by delivery of written notice to the Company of exercise of such right (a “Cash Sweep Notice”) given within five (5) Business Days of delivery of a Cash Sweep Certification, to pay to the Holder in cash within one (1) Business Day following the delivery of such Cash Sweep Notice (regardless of whether the Company actually delivers a Cash Sweep Certification), all or a portion of the Cash Sweep Amount with respect to such Cash Sweep Financing or DFCF Action, as applicable, in redemption of a number of shares of Preferred Stock at a price per share equal to the result (rounded up to the nearest second decimal) of (A) (i) the Repayment Multiplier multiplied by (ii) the Stated Value of such shares of Preferred Stock, plus (B) the accrued and unpaid dividends on such shares.

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(C) Company Redemption Election.

(i) The Company may redeem all (but not less than all) of the then outstanding shares of Preferred Stock (a “Company Redemption”) on a date to be determined by the Company in its discretion (any such date a “Company Redemption Date”), for a cash redemption price per share of Preferred Stock equal to the Company Redemption Price; provided, that the Company must provide written notice of a Company Redemption, which notice shall state the Company Redemption Date and the number of shares of Preferred Stock to be redeemed (which, for the avoidance of doubt, shall not be less than all of the then outstanding shares of Preferred Stock) (a “Company Redemption Notice”) at least twenty (20) Trading Days’ prior to such Company Redemption Date and the Company must have, on or prior to 8:30 a.m., New York City time, on the Trading Day on which such Company Redemption Notice is delivered, publicly disclosed any material, non-public information regarding the Company (including the fact that the Company is redeeming the Preferred Stock) on a Form 8-K or otherwise, unless otherwise consented to by the Holder in writing. Each Holder may convert any number of shares of Preferred Stock held by such Holder prior to the time the Company has made payment of the Company Redemption Price.

(ii) If any share of Preferred Stock is to be redeemed pursuant to this Section 4(C) then, from and after the date the related Company Redemption Price is paid in full, such share will cease to be outstanding.

(iii) Notwithstanding anything herein to the contrary, the Company will not have the right to, and will not, make any Company Redemption pursuant to this Section 4(C) if (x) the Company is in possession of material non-public information or (y) the Company Redemption Equity Conditions are not satisfied on each Trading Day during the period commencing on the date the Company Redemption Notice is delivered to the Holder and ending on, and including the Company Redemption Date (such period, the “Company Redemption Equity Conditions Period”) (and the Company shall certify in writing to each Holder (A) on the date of the Company Redemption Notice, within such notice, that the Company Redemption Equity Conditions were satisfied as of the date of the Company Redemption Notice and (B) on the Company Redemption Date that the Company Redemption Equity Conditions have continued to have been satisfied on each Trading Day during the remainder of the Company Redemption Equity Conditions Period), unless such failure of the Company Redemption Equity Conditions to be so satisfied is waived in writing by the Holder, which waiver may be granted or withheld by the Holder in its sole discretion.

(iv) Other than as set forth in this Section 4(C), the Company may not redeem any shares of Preferred Stock or the shares of Common Stock issued upon conversion thereof without the prior written consent of the Holder.

Section 5.	Method of Payment; When Payment Date is Not a Business Day.

(A) Method of Payment. The Company will pay all cash amounts due under this Certificate of Designation by wire transfer of immediately available funds to the account of the Holder as set forth in a written notice of such Holder delivered by the Holder to the Company at least one (1) Business Day before the date such amount is due.

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(B) Company’s Election to Pay Stated Dividend in Cash or Common Stock. At least fifteen (15) Trading Days (but no more than twenty (20) Trading Days) prior to a Dividend Payment Date, the Company, if it desires to elect to make a payment of a Stated Dividend with respect to such Dividend Payment Date, entirely or partially, in shares of Common Stock, shall deliver to the Holder a written notice of such election stating which portion thereof the Company has elected to pay in shares of Common Stock and certifying that the Equity Conditions are satisfied as of such date (a “Stated Dividend Stock Payment Notice”) (and such election shall be irrevocable as to such Dividend Payment Date). Failure to timely deliver a Stated Dividend Stock Payment Notice to the Holder shall be deemed an election by the Company to pay the Stated Dividend with respect to such Dividend Payment Date in cash. With respect to any Dividend Payment Date for which the Company has elected to make a payment of a Stated Dividend (or any applicable portion thereof) in shares of Common Stock in accordance with this Section 5(B), the Company shall issue to the Holder on such Dividend Payment Date a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing such payment of a Stated Dividend (or any applicable portion thereof) by the Market Stock Payment Price as of such Dividend Payment Date. Notwithstanding anything herein to the contrary, the Company will not have the right to, and will not, make any payment of a Stated Dividend (or any applicable portion thereof) in shares of Common Stock if the Equity Conditions are not satisfied for each VWAP Trading Day occurring between the date of delivery of the Stated Dividend Stock Payment Notice and the applicable Dividend Payment Date (and the Company shall certify in writing to the Holder on the applicable Dividend Payment Date that the Equity Conditions have continued to have been satisfied during such period), and such Stated Dividend (or any applicable portion thereof) shall instead accrue on each share of Preferred Stock on such Dividend Payment Date until paid in accordance with this Certificate of Designation, unless such failure of the Equity Conditions to be so satisfied is waived in writing by the Holder, which waiver may be granted or withheld by the Holder in its sole discretion.

(C) Company’s Election to Pay Alternative Conversions in Cash. The Company may settle Alternative Conversions entirely (but not in part) in cash (an “Alternative Conversion Cash Payment”) on the Conversion Settlement Dates in respect of such Alternative Conversions if (i) the Market Stock Payment Price on the Trading Day immediately prior to the applicable Alternative Conversion Date is less than five dollars ($5.00) per share (subject to proportionate adjustments for events of the type set forth in Section 7(G)(i)(1)) (such price, the “Floor Price” and such Alternative Conversion, a “Below Floor Alternative Conversion”) and (ii) the Company shall have first delivered to the Holder a written notice (an “Alternative Conversion Cash Payment Notice”) of such election at least ten (10) Trading Days prior to any such Alternative Conversion Date, stating that the Company has elected to settle all Below Floor Alternative Conversions in cash; provided that the Company shall not be entitled to (i) deliver more than two (2) Alternative Conversion Cash Payment Notices in any rolling ninety (90) day period or (ii) deliver an Alternative Conversion Cash Payment Notice at any time during which the Company would be restricted from redeeming such shares of Preferred Stock in cash in accordance with the Senior Indebtedness Agreement. Such Alternative Conversion Cash Payment Notice shall remain in effect until and including the tenth (10th) Trading Day following any written revocation of such Alternative Conversion Cash Payment Notice delivered by the Company to the Holder, which period may be shortened by the Holder by providing written notice thereof to the Company. On the Conversion Settlement Date with respect to such Below Floor Alternative Conversion, the Company shall pay to the Holder the Alternative Conversion Cash Payment Amount in settlement of such Alternative Conversion Cash Payment. Solely in the event that an Alternative Conversion Cash Payment Notice is in effect and has not been validly revoked by the Company, notwithstanding the Company’s election to settle a Below Floor Alternative Conversion in cash pursuant to such notice, the Holder may instead elect to convert its shares of Preferred Stock and accrued and unpaid dividends thereon in a Below Floor Alternative Conversion pursuant to Section 7(E)(ii); provided that, in such circumstance only, the Alternative Conversion Rate referenced in Section 7(E)(ii)(1) shall be replaced by the Floor Price Conversion Rate and the Market Stock Payment Price referenced in Section 7(E)(ii)(2) shall be replaced by the Floor Price. At any time during the effectiveness of an Alternative Conversion Cash Payment Notice, if the Company becomes restricted from paying cash on account of the Preferred Stock pursuant to the terms of the Senior Indebtedness Agreement, the Company shall provide written notice to the Holder within one (1) Business Day of the effectiveness of such restriction and such notice shall immediately revoke the effectiveness of the Alternative Conversion Cash Payment Notice.

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(D) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on the shares of Preferred Stock as provided in this Certificate of Designation is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designation, such payment may be made on the immediately following Business Day and no interest will accrue on such payment as a result of the related delay.

(E) Additional Payments Based on Conversion Price.

(i) With respect to (a) the conversion of each share of Preferred Stock for Standard Conversion Consideration and (b) the redemption of each share of Preferred Stock at the Company Redemption Price or the Fundamental Change Redemption Price, the Holder of such share shall be entitled to receive an additional payment (each, an “Additional Payment”) in an amount equal to (x) nineteen million eight hundred and seventy five thousand dollars ($19,875,000) multiplied by (y) a fraction, the numerator of which is the Stated Value of such share of converted or redeemed Preferred Stock, and the denominator of which is the aggregate Stated Value of all shares of Preferred Stock issued pursuant to the Securities Purchase Agreement, which Additional Payment, subject to Section 5(E)(ii), shall be paid to such Holder in cash on the related Conversion Settlement Date, Company Redemption Date or Fundamental Change Redemption Date; provided, however, that in no event will the aggregate amount of all Additional Payments exceed nineteen million eight hundred and seventy five thousand dollars ($19,875,000).

(ii) To the extent that any cash payment of an Additional Payment would be prohibited by the Senior Indebtedness Agreement, the Company shall provide written notice (e-mail being sufficient) thereof to the applicable Holder on the related Conversion Date, Company Redemption Date or Fundamental Change Redemption Date and, in lieu of such cash payment, the Company shall issue such Holder an amount of shares of Common Stock (rounded up to the closest whole number) equal to the Additional Payment divided by the Market Stock Payment Price on the Trading Day immediately preceding the date such shares of Common Stock are delivered to such Holder. Any such shares of Common Stock delivered to the Holder pursuant to this Section 5(E)(ii) shall be Freely Tradeable. The Holder may elect to receive any shares of Common Stock issuable to such Holder pursuant to this Section 5(E)(ii) in one or more portions over multiple Trading Days by specifying a portion of such Additional Payment to be delivered in shares of Common Stock on any Trading Day. Notwithstanding the foregoing, to the extent that the Market Stock Payment Price is lower than the Absolute Floor Price, the Holder shall, at its option, receive such shares of Common Stock using the Absolute Floor Price or accrue the value of such Additional Payment on the Stated Value of the shares of Preferred Stock as an unpaid dividend until paid in accordance with this Certificate of Designation.

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(F) Shares Held in Abeyance. In the event the Company has elected to make any payment of Stated Dividends in shares of Common Stock pursuant to Section 5(B) or is required to issue shares of Common Stock pursuant to Section 5(E)(ii), but is prohibited from so issuing such shares (or any applicable portion thereof) because it would cause such Holder, together with its Attribution Parties, to hold in excess of the applicable percentage of the Company’s Common Stock as set forth in Section 7(J)(i), then such shares shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder together with its Attribution Parties exceeding the applicable percentage in Section 7(J)(i), at which time or times such Holder shall be issued such shares of Common Stock (and any such shares declared or made on such initial issuance or on any subsequent issuance held similarly in abeyance) to the same extent as if there had been no such limitation, unless, with respect to shares of Common Stock to be issued pursuant to Section 5(B), the Holder delivers written notice to the Company that the portion of such Stated Dividend should instead accrue on each share of Preferred Stock on such Dividend Payment Date until paid in accordance with this Certificate of Designation.

Section 6.	Required Redemption upon a Fundamental Change or a Holder Election.

(A) Redemption Upon Fundamental Change.

(i) Subject to the other terms of this Section 6(A), if a Fundamental Change occurs, then the Holder will have the right to require the Company to redeem all or any portion of the shares of Preferred Stock owned by such Holder on the Fundamental Change Redemption Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Redemption Price.

(ii) Fundamental Change Redemption Date. The Fundamental Change Redemption Date for any Fundamental Change will be a Business Day of the Holder’s choosing that is no more than twenty (20) Business Days after the later of (x) the date the Company delivers to the Holder the related Fundamental Change Notice pursuant to Section 6(A)(iii); and (y) the effective date of such Fundamental Change.

(iii) Fundamental Change Notice. No later than the tenth (10th) Business Day before the occurrence of any Fundamental Change, the Company will send to the Holder a written notice (the “Fundamental Change Notice”) thereof (provided, however, in no event shall such notice be required prior to the Company’s actual public announcement of such Fundamental Change), stating the expected date such Fundamental Change will occur. No later than the fifth (5th) Business Day after the date of delivery of the Fundamental Change Notice, the Holder shall notify the Company in writing whether it will require the Company to redeem all or any portion of the shares of Preferred Stock owned by such Holder and specify the Fundamental Change Redemption Date.

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(B) Effect of Redemption. If any shares of Preferred Stock are to be redeemed upon a Redemption Upon Fundamental Change, then, from and after the date the related Fundamental Change Redemption Price is paid in full, such shares of Preferred Stock will cease to be outstanding and dividends will cease to accrue on such shares of Preferred Stock.

Section 7.	Conversion.

(A) Right to Convert.

(i) Generally. Subject to the provisions of this Section 7, the Holder may, at its option, convert the shares of Preferred Stock then held by such Holder into Conversion Consideration.

(ii) Conversions in Part. Subject to the terms of this Section 7, a Holder may convert less than all of the shares of Preferred Stock then held by such Holder. Provisions of this Section 7 applying to the conversion of such shares of Preferred Stock in whole will equally apply to conversions of any portion of the shares of Preferred Stock then held by such Holder.

(B) When the Preferred Stock May Be Converted.

(i) Generally. The Holder may convert the shares of Preferred Stock immediately at any time and from time to time.

(ii) Limitations and Closed Periods. Notwithstanding anything to the contrary in this Section 7, if the shares of Preferred Stock are to be redeemed upon a Redemption Upon Fundamental Change, then in no event may such shares be converted after the Close of Business on the Scheduled Trading Day immediately before the related Fundamental Change Redemption Date; provided, that the limitations contained in this Section 7(B)(ii) shall no longer apply to the Preferred Stock if the applicable Fundamental Change Redemption Price is not delivered on the Fundamental Change Redemption Date in accordance with Section 6(A).

(C) Conversion Procedures.

(i) Generally. To convert the shares of Preferred Stock, the Holder must complete, sign and deliver to the Company the conversion notice attached to this Certificate of Designation on Exhibit A or portable document format (.pdf) version of such conversion notice (at which time such conversion will become irrevocable) (a “Holder Conversion Notice”). For the avoidance of doubt, the Holder Conversion Notice may be delivered by e-mail in accordance with Section 15. If the Company fails to deliver, by the related Conversion Settlement Date, (a) any shares of Common Stock forming part of the Conversion Consideration of the conversion of the Preferred Stock or (b) any portion of the Alternative Conversion Cash Payment Amount in settlement of an Alternative Conversion Cash Payment, the Holder, by notice to the Company, may rescind all or any portion of the corresponding Holder Conversion Notice at any time until such Undelivered Shares are delivered.

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(ii) Holder of Record of Conversion Consideration. The person who is the holder of record of the Preferred Stock will be deemed to become the holder of record of shares of Common Stock upon conversion thereof as of the Close of Business on the Conversion Date or Alternative Conversion Date for such conversion, conferring, as of such time, upon such person, without limitation, all voting and other rights appurtenant to such shares; provided, that the Holder shall be deemed to have waived any voting rights of any such shares of Common Stock issued to the Holder that may arise during the period commencing on such Conversion Date or Alternative Conversion Date, through, and including, such applicable Conversion Settlement Date, as necessary, such that the aggregate voting rights of any shares of Common Stock (including such shares of Common Stock issued to the Holder) beneficially owned by the Holder and/or any Attribution Parties, collectively, on any such record date shall not exceed the Maximum Percentage as a result of any such conversion of the Preferred Stock.

(iii) Taxes and Duties. If the Holder converts any shares of Preferred Stock, the Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon such conversion; provided, that if any tax or duty is due because such Holder requested such shares to be registered in a name other than such Holder’s name, then such Holder will pay such tax or duty and, until having received a sum sufficient to pay such tax or duty, the Company may refuse to deliver any such shares to be issued in a name other than that of such Holder.

(D) Alternative Conversions.

(i) Generally. If a Holder wishes to elect to convert all or a portion of the shares of Preferred Stock then held by such Holder using the Alternative Conversion Rate in lieu of the Conversion Rate pursuant to Section 7(E)(i) (an “Alternative Conversion”), the Holder shall indicate such election in the Holder Conversion Notice delivered in accordance with Section 7(C)(i), including the applicable number of shares of Preferred Stock such Holder desires to convert pursuant to such Alternative Conversion.

(ii) Limitations. A Holder may elect to conduct any number of Alternative Conversions during each calendar quarter, with the first such quarter after the Issue Date ending on March 31, 2025; provided that the aggregate of the Stated Value of the shares of Preferred Stock converted to Common Stock or redeemed for cash pursuant to Section 5(C) during any such calendar quarter pursuant to Alternative Conversions shall not exceed the Alternative Conversion Cap for such calendar quarter; provided, that (1) the Holder and the Company may agree to increase the size of the Alternative Conversion Cap for any given calendar quarter by mutual written consent, and (2) the Alternative Conversion Cap shall not apply on and after any VWAP Trading Day on which the Daily VWAP per share of Common Stock is less than three dollars and fifty cents ($3.50) (subject to proportionate adjustments for events of the type set forth in Section 7(G)(i)(1)) through and including the twentieth (20th) VWAP Trading Day thereafter. Any Alternative Conversions that occur during any VWAP Trading Day where the Alternative Conversion Cap does not apply pursuant to this Section 7(D)(ii) shall not reduce the amount available under the Alternative Conversion Cap for such calendar quarter (including for purposes of any rollover pursuant to Section 7(D)(iii)).

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(iii) Rollover. Any portion of the Alternative Conversion Cap (including as adjusted pursuant to this Section 7(D)(iii)) for any calendar quarter that remains available for Alternative Conversions upon the expiration of such calendar quarter shall be added to and increase the Alternative Conversion Cap for the subsequent calendar quarter by such available amount.

(E) Settlement upon Conversion.

(i) Generally. The consideration (the “Standard Conversion Consideration”) due in respect of each share of Preferred Stock to be converted (other than pursuant to an Alternative Conversion) will, subject to Section 7(E)(iii), consist of the following:

(1) a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion; and

(2) a number of shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the aggregate accrued and unpaid dividends on such share of Preferred Stock to, but excluding, the Conversion Settlement Date by the Conversion Price.

(ii) Alternative Conversion. Subject to Section 5(C), the consideration (the “Alternative Conversion Consideration” and, together with the Standard Conversion Consideration, the “Conversion Consideration”) due in respect of each share of Preferred Stock to be converted pursuant to an Alternative Conversion will, subject to Section 7(E)(iii), consist of the following:

(1) a number of shares of Common Stock equal to the Alternative Conversion Rate in effect on the Alternative Conversion Date for such conversion; and

(2) a number of shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the aggregate accrued and unpaid dividends on such share of Preferred Stock to, but excluding, the Conversion Settlement Date by the Market Stock Payment Price.

(iii) Fractional Shares. The total number of shares of Common Stock due in respect of any conversion of the shares of Preferred Stock pursuant to this Section 7 will be determined on the basis of the total number of shares of Preferred Stock to be converted with the same Conversion Date or Alternative Conversion Date; provided, however, that if such number of shares of Common Stock is not a whole number, then such number will be rounded up to the nearest whole number.

(iv) Delivery of the Conversion Consideration. The Company will pay or deliver, as applicable, the Conversion Consideration or, with respect to an Alternative Conversion Cash Payment, the Alternative Conversion Cash Payment Amount, due upon the conversion of the shares of Preferred Stock to the Holder on or before the first (1st) Business Day (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded) immediately after the Conversion Date or Alternative Conversion Date for such conversion (the “Conversion Settlement Date”).

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(v) Company Failure to Timely Deliver Stock Payments. If (x) the Company shall fail for any reason or for no reason on or prior to the applicable Share Delivery Date to deliver shares of Common Stock in accordance with Section 5(B), Section 5(C), Section 5(E)(ii), Section 7(C) or Section 7(D) (such shares to which Holder is entitled referred to as the “Undelivered Shares”); and (y) the Holder (whether directly or indirectly, including by any broker acting on the Holder’s behalf or acting with respect to such Undelivered Shares) purchases any shares of Common Stock (whether in the open market or otherwise) to cover any such Undelivered Shares (whether to satisfy any settlement obligations with respect thereto of the Holder or otherwise), then, without limiting the Holder’s right to pursue any other remedy available to it (whether hereunder, under applicable law or otherwise), the Holder will have the right, exercisable by notice to the Company, to cause the Company to either:

(1) pay, on or before the first (1st) Business Day after the date such notice is delivered (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded), cash to the Holder in an amount equal to the aggregate purchase price (including any brokerage commissions and other out-of-pocket costs) incurred to purchase such shares (such aggregate purchase price, the “Covering Price”);

(2) promptly deliver to the Holder such Undelivered Shares in accordance with this Certificate of Designation, together with cash in an amount equal to the excess (the “Covering Price Excess”), if any, of the Covering Price over the product of (x) the number of such Undelivered Shares; and (y) the Daily VWAP per share of Common Stock on the applicable Stock Payment Determination Date relating to such conversion; or

(3) promptly deliver to the Holder such Undelivered Shares in accordance with this Certificate of Designation, together with, to the extent there is a Covering Price Excess, a number of shares of Common Stock (rounded up to the closest whole number) equal to such Covering Price Excess divided by the Market Stock Payment Price on the Trading Day immediately preceding the date such Undelivered Shares are delivered to the Holder, provided, that to the extent that any such cash payment would be prohibited by the Senior Indebtedness Agreement, such cash payment shall be paid on the first (1st) Business Day after the date such cash payment is no longer so prohibited.

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To exercise such right, the Holder must deliver written notice of such exercise to the Company, specifying whether the Holder has elected clause (1), (2), or (3) above to apply. If the Holder has elected clause (1) to apply, then the Company’s obligation to deliver the Undelivered Shares in accordance with this Certificate of Designation will be deemed to have been satisfied and discharged to the extent the Company has paid the Covering Price in accordance with clause (1). Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock as required pursuant to the terms hereof, and the Company hereby agrees that the Company will not object to such decree of specific performance and/or injunctive relief on the basis that monetary damages are a sufficient remedy. In addition to the foregoing, if the Company fails for any reason to deliver Common Stock to the Holder by the applicable Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each one thousand dollars ($1,000) of Undelivered Shares (based on the Daily VWAP on the applicable Share Delivery Date), ten dollars ($10) per Trading Day (increasing to twenty dollars ($20) per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after the Conversion Settlement Date until the cash amount set forth in Section 7(E)(v)(1) is paid to the Holder, the cash amount is paid and the shares of Common Stock are delivered to the Holder pursuant to Section 7(E)(v)(2), or the shares of Common Stock are delivered to the Holder pursuant to Section 7(E)(v)(3), as applicable.

(vi) Effect of Conversion. If any share of Preferred Stock is converted in full, then, from and after the date the Conversion Consideration therefor is issued or delivered in settlement of such conversion, such share of Preferred Stock will cease to be outstanding and all dividends will cease to accrue on such share of Preferred Stock.

(F) Status of Common Stock Issued upon Conversion.

(i) Status of Conversion Consideration; Listing. Each share of Common Stock delivered pursuant to this Certificate of Designation will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any Lien or adverse claim (except to the extent of any Lien or adverse claim created by the action or inaction of the Holder or the Person to whom such share will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Company will cause each share of Common Stock issued pursuant to this Certificate of Designation, when delivered, to be admitted for listing on such exchange or quotation on such system. Any shares of Common Stock issued pursuant to this Certificate of Designation will be issued in the form of book-entries at the facilities of DTC.

(ii) Transferability of Conversion Consideration. Any shares of Common Stock issued pursuant to this Certificate of Designation, if issued by the Company pursuant to an effective registration statement, will be identified therein by an “unrestricted” CUSIP number.

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(G) Adjustments to the Conversion Rate.

(i) Events Requiring an Adjustment to the Conversion Rate. The Conversion Rate will be adjusted from time to time as follows:

(1) Stock Dividends, Splits and Combinations. If the Company issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Company effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 7(I) will apply), then the Conversion Rate will be adjusted based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date or the Open of Business on such effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 7(G)(i)(1) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

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(2) Rights, Options and Warrants. If the Company distributes, to all or substantially all holders of Common Stock, rights, Options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which the provisions set forth in Sections 7(G)(i)(3)(a) and Section 7(G)(v) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the record date of such distribution, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock during the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then the Conversion Rate will be increased (and for the avoidance of doubt shall never be decreased) based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

OS	=	the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, Options or warrants; and

Y	=	a number of shares of Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, Options or warrants by (y) the average of the Last Reported Sale Prices per share of Common Stock during the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

For purposes of this Section 7(G)(i)(2), in determining whether any rights, Options or warrants entitle holders of Common Stock to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock during the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, Options or warrants is announced, and in determining the aggregate price payable to exercise such rights, Options or warrants, there will be taken into account any consideration the Company receives for such rights, Options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Board of Directors in good faith.

(3) Spin-Offs and Other Distributed Property.

(a) Distributions Other than Spin-Offs. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Company, or rights, Options or warrants to acquire Capital Stock of the Company or other securities, to all or substantially all holders of the Common Stock, excluding:

(i) dividends, distributions, rights, Options or warrants for which an adjustment to the Conversion Rate is required pursuant to Section 7(G)(i)(1) or Section 7(G)(i)(2);

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(ii) dividends or distributions paid exclusively in cash for which an adjustment to the Conversion Rate is required pursuant to Section 7(G)(i)(4);

(iii) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 7(G)(v);

(iv) Spin-Offs for which an adjustment to the Conversion Rate is required pursuant to Section 7(G)(i)(3)(b); and

(v) a distribution solely pursuant to a Common Stock Change Event, as to which Section 7(I) will apply,

then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP	=	the average of the Last Reported Sale Prices per share of Common Stock during the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before such Ex-Dividend Date; and

FMV	=	the fair market value (as determined by the Board of Directors in good faith), as of such Ex-Dividend Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, Options or warrants distributed per share of Common Stock pursuant to such distribution;

provided, however, that if FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Holder will receive, for each share of Preferred Stock held by such Holder on the record date for such distribution, at the same time and on the same terms as holders of Common Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, Options or warrants that such Holder would have received if such Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

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(b) Spin-Offs. If the Company distributes or dividends shares of Capital Stock of any class or series, or similar equity interest, of or relating to an Affiliate, a Subsidiary or other business unit of the Company to all or substantially all holders of the Common Stock (other than solely pursuant to a Common Stock Change Event, as to which Section 7(I) will apply), and such Capital Stock or equity interest is listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such Spin-Off;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

FMV	=	the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, such Ex-Dividend Date (such average to be determined as if references to Common Stock in the definitions of Last Reported Sale Price, Trading Day and Market Disruption Event were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Common Stock in such Spin-Off; and

SP	=	the average of the Last Reported Sale Prices per share of Common Stock for each Trading Day in the Spin-Off Valuation Period.

The adjustment to the Conversion Rate pursuant to this Section 7(G)(i)(3)(b) will be calculated as of the Close of Business on the last Trading Day of the Spin-Off Valuation Period but will be given effect immediately after the Open of Business on the Ex-Dividend Date for the Spin-Off, with retroactive effect. If a share of Preferred Stock is converted and the Conversion Date or Alternative Conversion Date occurs during the Spin-Off Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designation, the Company will, if necessary, delay the settlement of such conversion until the first (1st) Business Day after the last day of the Spin-Off Valuation Period (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded).

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(4) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Stock, then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP	=	the Last Reported Sale Price per share of Common Stock on the Trading Day immediately before such Ex-Dividend Date; and

D	=	the cash amount distributed per share of Common Stock in such dividend or distribution;

provided, however, that if D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Holder will receive, for each share of Preferred Stock held by the Holder on the record date for such dividend or distribution, at the same time and on the same terms as holders of Common Stock, the amount of cash that such Holder would have received if such Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

(5) Tender Offers or Exchange Offers. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Board of Directors in good faith) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the time (the “Expiration Time”) such tender or exchange offer expires;

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CR1	=	the Conversion Rate in effect immediately after the Expiration Time;

AC	=	the aggregate value (determined as of the Expiration Time by the Board of Directors in good faith) of all cash and other consideration paid for shares of Common Stock purchased or exchanged in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately before the Expiration Time (including all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP	=	the average of the Last Reported Sale Prices per share of Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Rate will in no event be adjusted down pursuant to this Section 7(G)(i)(5), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Rate pursuant to this Section 7(G)(i)(5) will be calculated as of the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period but will be given effect immediately after the Expiration Time, with retroactive effect. If a share of Preferred Stock is converted and the Conversion Date or Alternative Conversion Date occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designation, the Company will, if necessary, delay the settlement of such conversion until the first (1st) Business Day after the last day of the Tender/Exchange Offer Valuation Period (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded).

(ii) No Adjustments in Certain Cases.

(1) Where the Holder Participates in the Transaction or Event Without Conversion. Notwithstanding anything to the contrary in Section 7(G)(i), the Company will not be obligated to adjust the Conversion Rate on account of a transaction or other event otherwise requiring an adjustment pursuant to Section 7(G)(i) (other than a stock split or combination of the type set forth in Section 7(G)(i)(1) or a tender or exchange offer of the type set forth in Section 7(G)(i)(5)) if the Holder participates, at the same time and on the same terms as holders of Common Stock, and solely by virtue of being the Holder of a share of Preferred Stock, in such transaction or event without having to convert such share of Preferred Stock and as if the Holder held a number of shares of Common Stock equal to the product of (i) the Conversion Rate in effect on the related record date; and (ii) the aggregate number of shares of Preferred Stock held by this Holder on such date.

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(2) Certain Events. The Company will not be required to adjust the Conversion Rate except as provided in Section 7(G), Section 7(I) and Section 7(K). Without limiting the foregoing, the Company will not be obligated to adjust the Conversion Rate on account of:

(a) except as otherwise provided in Section 7(G), the sale of shares of Common Stock for a purchase price that is less than the market price per share of Common Stock or less than the Conversion Price;

(b) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(c) the issuance of any shares of Common Stock, restricted stock or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(d) the issuance of any shares of Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Company outstanding as of the Issue Date (other than an adjustment pursuant to Section 7(G)(i)(3)(a) in connection with the separation of rights under the Company’s stockholder rights plan existing, if any, as of the Issue Date);

(e) repurchases of shares of Common Stock, including structured or derivative transactions, that are not pursuant to a tender offer as contemplated by Section 7(G)(i)(5);

(f) solely a change in the par value of the Common Stock; or

(g) accrued and unpaid dividends on the Preferred Stock.

(iii) Adjustments Not Yet Effective. Notwithstanding anything to the contrary in this Certificate of Designation, if:

(1) a share of Preferred Stock is to be converted;

(2) the record date, effective date or Expiration Time for any event that requires an adjustment to the Conversion Rate pursuant to Section 7(G)(i) has occurred on or before the Conversion Date for such conversion, but an adjustment to the Conversion Rate for such event has not yet become effective as of such Conversion Date;

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(3) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock; and

(4) such shares are not entitled to participate in such event (because they were not held on the related record date or otherwise),

then, solely for purposes of such conversion, the Company will, without duplication, give effect to such adjustment on such Conversion Date. In such case, if the date on which the Company is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the Company will delay the settlement of such conversion until the first (1st) Business Day after such first date (or, if earlier, the standard settlement period for the primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded).

(iv) Conversion Rate Adjustments where the Converting Holder Participates in the Relevant Transaction or Event. Notwithstanding anything to the contrary in this Certificate of Designation, if:

(1) a Conversion Rate adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date pursuant to Section 7(G)(i);

(2) a share of Preferred Stock is to be converted;

(3) the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or before the related record date;

(4) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such dividend or distribution; and

(5) such shares would be entitled to participate in such dividend or distribution (including pursuant to Section 7(C)(ii)),

then (x) such Conversion Rate adjustment will not be given effect for such conversion; (y) the shares of Common Stock issuable upon such conversion based on such unadjusted Conversion Rate will not be entitled to participate in such dividend or distribution; and (z) there will be added, to the Conversion Consideration otherwise due upon such conversion, the same kind and amount of consideration that would have been delivered in such dividend or distribution with respect to such shares of Common Stock had such shares been entitled to participate in such dividend or distribution.

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(v) Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of any shares of Preferred Stock and, at the time of such conversion, the Company has in effect any stockholder rights plan, then the Holder of such shares of Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the Conversion Consideration otherwise payable under this Certificate of Designation upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, the Conversion Rate will be adjusted pursuant to Section 7(G)(i)(3)(a) on account of such separation as if, at the time of such separation, the Company had made a distribution of the type referred to in such Section to all holders of the Common Stock, subject to readjustment in accordance with such Section if such rights expire, terminate or are redeemed.

(vi) Limitation on Effecting Transactions Resulting in Certain Adjustments. The Company will not engage in or be a party to any transaction or event that would require the Conversion Rate to be adjusted pursuant to Section 7(G)(i), Section 7(I) or Section 7(K) to an amount that would result in the Conversion Price per share of Common Stock being less than the par value per share of Common Stock.

(vii) Equitable Adjustments to Prices. Whenever any provision of this Certificate of Designation requires the Company to calculate the average of the Last Reported Sale Prices, or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Rate), the Company will make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Rate pursuant to Section 7(G)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Ex-Dividend Date or effective date, as applicable, of such event occurs, at any time during such period.

(viii) Calculation of Number of Outstanding Shares of Common Stock. For purposes of this Section 7(G), the number of shares of Common Stock outstanding at any time will (i) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock; and (ii) exclude shares of Common Stock held in the Company’s treasury (unless the Company pays any dividend or makes any distribution on shares of Common Stock held in its treasury).

(ix) Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward).

(x) Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 7(G)(i), the Company will promptly send notice to the Holder containing (i) a brief description of the transaction or other event on account of which such adjustment was made; (ii) the Conversion Rate in effect immediately after such adjustment; and (iii) the effective time of such adjustment.

(H) Voluntary Adjustments.

(i) Generally. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to) increase the Conversion Rate for any period of time by any amount if (i) the Board of Directors determines in good faith that such increase is either (x) in the best interest of the Company; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event, (ii) such increase is irrevocable during such period and (iii) the Company shall have received the prior written consent of the Holder prior to such adjustment. The Company and the Holder agree that any such voluntary adjustment to the Conversion Rate and any conversion of any shares of Preferred Stock based upon any such voluntary adjustment shall not constitute material non-public information with respect to the Company.

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(ii) Notice of Voluntary Increases. If the Board of Directors determines to increase the Conversion Rate pursuant to Section 7(H)(i), then, no later than the first Business Day following such determination, the Company will send notice to the Holder of such increase, the amount thereof and the period during which such increase will be in effect.

(I) Effect of Certain Recapitalizations, Reclassifications, Consolidations, Mergers and Sales.

(i) Generally. If there occurs any:

(1) recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);

(2) consolidation, merger, combination or binding or statutory share exchange involving the Company;

(3) sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or

(4) other similar event,

and, in each case, as a result of such occurrence, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities or other property (including cash or any combination of the foregoing) (such an event, a “Common Stock Change Event,” and such other securities or other property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue fractional shares of securities or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Certificate of Designation, at the effective time of such Common Stock Change Event, (x) the Conversion Consideration due pursuant to the conversion of any shares of Preferred Stock will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 7 (or in any related definitions) were instead a reference to the same number of Reference Property Units; (y) for purposes of Section 7(A), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (z) for purposes of the definition of “Fundamental Change,” the term “ Common Stock” and “common equity” will be deemed to mean the common equity, if any, forming part of such Reference Property. For these purposes, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

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If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Company will notify the Holder of such weighted average as soon as practicable after such determination is made.

At or before the effective date of such Common Stock Change Event, the Company and the resulting, surviving or transferee Person (if not the Company) of such Common Stock Change Event (the “Successor Person”) will execute and deliver such instruments or agreements that (x) provides for subsequent conversions of the shares of Preferred Stock in the manner set forth in this Section 7(I); (y) provides for subsequent adjustments to the Conversion Rate pursuant to Section 7(G), Section 7(H) or Section 7(K) in a manner consistent with this Section 7(I); and (z) contains such other provisions as the Company reasonably determines are appropriate to preserve the economic interests of the Holder and to give effect to the provisions of this Section 7(I). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such instruments or agreements and such instruments or agreements will contain such additional provisions the Company reasonably determines are appropriate to preserve the economic interests of the Holder.

(ii) Notice of Common Stock Change Events. As soon as practicable after learning the anticipated or actual effective date of any Common Stock Change Event, the Company will provide written notice to the Holder of such Common Stock Change Event, including a brief description of such Common Stock Change Event, its anticipated effective date and a brief description of the anticipated change in the conversion rights of the Preferred Stock.

(iii) Compliance Covenant. The Company will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 7(I).

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(J) Limitations on Conversions.

(i) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the Company shall not effect the conversion of any shares of Preferred Stock, or otherwise issue shares on account of such shares of Preferred Stock, and the Holder shall not have the right to convert any portion of such shares of Preferred Stock, pursuant to the terms and conditions of this Certificate of Designation and any such conversion or issuance shall be null and void and treated as if never made, to the extent that after giving effect to such conversion or issuance (including, for the avoidance of doubt, any shares of Common Stock issuable in connection with such conversion or issuance pursuant to Section 5(E)(ii)), the Holder together with the other Attribution Parties collectively would beneficially own in the aggregate in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or issuance. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of, or otherwise on account of, the shares of Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted shares of Preferred Stock beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 7(J)(i). For purposes of this Section 7(J)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Certificate of Designation, in determining the number of outstanding shares of Common Stock the Holder may acquire in connection with its ownership of shares of Preferred Stock without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent (as defined in the Securities Purchase Agreement) setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a notice from the Holder related to the conversion of the shares of Preferred Stock or any issuance of shares of Common Stock on account of such shares of Preferred Stock at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall promptly notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such conversion or issuance of shares of Common Stock would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 7(J)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of shares of Common Stock to be issued pursuant to such notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of, or otherwise on account, the shares of Preferred Stock results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, a Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% and not less than 4.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any Other Holder of shares of Preferred Stock that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Certificate of Designation in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert the shares of Preferred Stock or receive shares on account of such shares of Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(J)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 7(J)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this Section 7(J)(i) may not be waived or amended by the Company or Holder and shall apply to a successor holder of any shares of Preferred Stock.

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(ii) Stock Exchange Limitations. Notwithstanding anything to the contrary in this Certificate of Designation, until the Requisite Stockholder Approval is obtained, in no event will the sum of (A) the number of shares of Common Stock issuable upon conversion or otherwise on account of the shares of Preferred Stock, including (for the avoidance of doubt) any portion constituting a payment of a Stated Dividend, plus (B) three million six hundred fixty six thousand ninety eight (3,656,098) shares exceed five million three hundred ninety two thousand seven hundred fifty seven (5,392,757) shares in the aggregate. If any one or more shares of Common Stock are not delivered as a result of the operation of the preceding sentence (such shares, the “Withheld Shares”), then (1) on the date such shares of Common Stock are issuable hereunder (after giving effect to any limitations imposed under Section 7(J)(i)), the Company will pay to the Holder, in addition to the Conversion Consideration otherwise due upon such conversion or shares otherwise due to the Holder hereunder, cash in an amount equal to the product of (x) the number of such Withheld Shares; and (y) the Daily VWAP per share of Common Stock on the applicable Stock Payment Determination Date; and (2) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in settlement of a sale by the Holder of such Withheld Shares, the Company will reimburse the Holder for (x) any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection with such purchases and (y) the excess, if any, of (A) the aggregate purchase price of such purchases over (B) the product of (I) the number of such Withheld Shares purchased by the Holder; and (II) the Daily VWAP per share of Common Stock on the applicable Stock Payment Determination Date; provided, that to the extent that any such cash payment would be prohibited by the Senior Indebtedness Agreement, such cash payment shall be paid on the first (1st) Business Day after the date such cash payment is no longer prohibited.

(K) Adjustments to Conversion Rate in Connection with a Triggering Event. If a Triggering Event occurs and the Conversion Date or Alternative Conversion Date, as applicable, for the conversion of any shares of Preferred Stock occurs during the related Triggering Event Conversion Period, then, subject to Section 7(J), the Conversion Rate or Alternative Conversion Rate applicable to such conversion will be increased by a number of shares equal to the Triggering Event Additional Shares.

Section 8.	Affirmative and Negative Covenants.

(A) Financial Covenants.

(i) Net Leverage Ratio. The Company will not, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2025, permit the Net Leverage Ratio to be greater than 2.50 to 1.00.

(ii) Current Ratio. The Company will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2025, the Current Ratio as of such date to be less than 1.00 to 1.00.

(B) Corporate Existence. Subject to Section 9, the Company will cause to preserve and keep in full force and effect:

(i) its corporate existence and the corporate existence of its Subsidiaries in accordance with the organizational documents of the Company or its Subsidiaries, as applicable; and

(ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries;

provided, however, that the Company need not preserve or keep in full force and effect any such rights (charter and statutory), license or franchise or existence of any of its Subsidiaries if the Board of Directors determines in good faith that (x) the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole; and (y) the loss thereof is not, individually or in the aggregate, materially adverse to the Holder.

(C) Ranking. All payments due under this Certificate of Designation in respect of a share of Preferred Stock shall rank pari passu with all other shares of Preferred Stock.

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(D) Indebtedness; Amendments to Indebtedness. The Company shall not and shall not permit any Subsidiary to: (a) create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, other than Permitted Indebtedness; (b) prepay any Indebtedness (other than in respect of Senior Indebtedness) except as permitted under Section 9.04(b)(i)(A) through (D) of the Senior Indebtedness Agreement (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date); provided that any such prepayment made pursuant to Section 9.04(b)(i)(D) shall be subject to Section 4(B) hereof, or (c) amend or modify any documents or notes evidencing any Indebtedness (other than the Senior Indebtedness Agreement in accordance with the definition thereof (as in effect on the Issue Date)). The Company shall not and shall not permit any Subsidiary to incur any Indebtedness (other than the Senior Indebtedness in accordance with the terms of the Senior Indebtedness Agreement (as in effect on the Issue Date)) that would cause a breach or Triggering Event under this Certificate of Designation or prohibit or restrict the performance of any of the Company’s or its Subsidiaries’ obligations under this Certificate of Designation, including without limitation, the payment of dividends and redemption amounts in respect of the Preferred Stock. Notwithstanding anything to the contrary herein, the Company shall not (i) incur indebtedness under the Senior Indebtedness Agreement or under any agreement evidencing a Senior Indebtedness Permitted Refinancing in a principal amount in excess of the Borrowing Base in existence under the Senior Indebtedness Agreement in effect on the Issue Date, or (ii) amend the Senior Indebtedness Agreement or enter into any agreement evidencing a Senior Indebtedness Permitted Refinancing in a manner that requires the payment of any prepayment premium, make-whole amount or other similar fee to repay all principal plus accrued and unpaid interest obligations thereunder (other than, in respect of this clause (ii), customary breakage reimbursement fees substantially similar to those set forth in the Senior Indebtedness Agreement in effect on the Issue Date), in each case, without the prior written consent of the Required Holders.

(E) Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, permit or suffer to exist any Lien of any kind on any asset now owned or hereafter acquired, except Permitted Liens.

(F) Investments. The Company shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; provided that the Company may not make any Investment (including a Permitted Investment) or permit any of its Subsidiaries to make any Investment (including a Permitted Investment) if (i) any Triggering Event has occurred hereunder and has not been waived by the Required Holders or (ii) any event or circumstance has occurred and is continuing which, with the giving of notice or passage of time or both, could constitute a Triggering Event with respect to Section 10(A)(ii), Section 10(A)(iv), Section 10(A)(vi), Section 10(A)(ix), Section 10(A)(x) or Section 10(A)(xi).

(G) Distributions. The Company shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to (i) this Certificate of Designation or (ii) employee, director or consultant repurchase plans or other similar agreements provided under plans approved by the Board of Directors; provided, however, in each case of the foregoing clause (ii), the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, other than pursuant to (i) this Certificate of Designation or (ii) the declaration or payment of dividends or distributions permitted to be made under Section 9.04(a) of the Senior Indebtedness Agreement (as in effect on the Issue Date); provided that (x) no such declaration or payment shall be made until all accrued and unpaid dividends owing on the Preferred Stock have been paid, (y) no such declarations or payments shall be made unless all dividends paid on the Preferred Stock on each of the two (2) preceding Dividend Payment Dates were paid in cash and (z) any such declaration or payment shall be subject to Section 4(B) hereof, or (c) lend money to any employees, officers or directors (except as permitted under the definition of Permitted Investment), or guarantee the payment of any such loans granted by a third party, in each case, other than as permitted under Section 9.05(i) of the Senior Indebtedness Agreement (as in effect on the Issue Date), provided that the maximum amount applicable thereto shall be two hundred fifty thousand dollars ($250,000). If there are dividends or distributions made by the Company or any Subsidiary (other than a Subsidiary of the Company paying dividends or making distributions to the Company or a parent company that is a direct or indirect Wholly Owned Subsidiary of the Company), within one (1) Business Day following the date on which the Company files an Annual Report on Form 10-K or Quarterly Report on Form 10-Q with the Commission, the Company will provide the Holder with a written notice setting forth the aggregate amount of dividends or distributions made by the Company or any Subsidiary pursuant to this Section 8(G) for the period covered by such Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable. Notwithstanding anything herein to the contrary, the Company shall not, and shall not allow any Subsidiary to, declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest (other than pursuant to this Certificate of Designation) if (A) any Triggering Event has occurred hereunder and has not been waived by the Required Holders or (B) any event or circumstance has occurred and is continuing which, with the giving of notice or passage of time or both, could constitute a Triggering Event with respect to Section 10(A)(ii), Section 10(A)(iv), Section 10(A)(vi), Section 10(A)(ix), Section 10(A)(x) or Section 10(A)(xi), other than a Subsidiary of the Company paying dividends or making distributions to the Company or a parent company that is a direct or indirect Wholly Owned Subsidiary of the Company.

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(H) Transfers. The Company shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of the assets of the Company and its Subsidiaries (taken as a whole), except for Permitted Transfers and Permitted Investments.

(I) Taxes. The Company and its Subsidiaries shall file all income and other material tax returns and reports required to have been filed (taking into account ordinary course extensions) and pay prior to delinquency all income and other material taxes, fees or other related charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom, except such taxes, fees and charges that are being contested in good faith by appropriate proceedings diligently conducted and for which the Company and its Subsidiaries, as applicable, have set aside on its books adequate reserves in accordance with GAAP.

(J) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company.

(K) Maintenance of Properties, Etc. The Company shall maintain and preserve, and the Company shall cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful (as determined by the Company in good faith) to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times in all material respects with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(L) Maintenance of Intellectual Property. The Company will take, and the Company shall cause each of its Subsidiaries to take, all actions necessary or advisable to maintain and preserve all of the Intellectual Property Rights (as defined in the Securities Purchase Agreement) of the Company or such Subsidiary that are necessary or material (as determined by the Company in good faith) to the conduct of its business in full force and effect.

(M) Maintenance of Insurance. The Company shall maintain, and the Company shall cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

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(N) Transactions with Affiliates. Neither the Company, nor any of its Subsidiaries, shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate (other than the Company or any of its Wholly Owned Subsidiaries), except transactions (i) that are disclosed pursuant to the Securities Purchase Agreement or (ii) as permitted to be entered into, renewed, extended or to be a party to pursuant to Section 9.14 of the Senior Indebtedness Agreement as in effect on the Issue Date (other than pursuant to Section 9.14(c), (d) and (f) (in each case of such sections of the Senior Indebtedness Agreement, as such sections are in effect as of the Issue Date)).

(O) Executive Compensation. The Company shall maintain an independent compensation committee comprised entirely of independent directors (the “Compensation Committee”) and who shall retain the services of a reputable third-party compensation consultant for the purposes of informing themselves regarding compensation practices among the Company’s peer group companies and of the market generally. The Company agrees that once the 2025 Planned Compensation Adjustments are made and for so long as any shares of Preferred Stock are outstanding, neither the Company, nor any of its Subsidiaries, shall increase the total annual cash compensation of any executive officer or director of the Company or its Subsidiaries by more than five percent (5%) on an annual basis, unless the Daily VWAP on each of the twenty (20) consecutive VWAP Trading Days ending on and including the VWAP Trading Day immediately prior to the date of such annual increase in total annual compensation exceeds one hundred fifty percent (150%) of the Conversion Price. The Company shall be permitted to (i) issue equity compensation in the form of restricted stock units (“RSU’s”) and performance stock units (“PSU’s”) to executives officers and directors as approved by the Compensation Committee; provided, that (A) all such PSU’s issued to executive officers will be subject to the achievement of the company’s Key Performance Indicators that are established by the Compensation Committee annually (the “KPIs”), and all such current and new RSU’s and PSU’s awarded to executive officers will be subject to the Lockup Agreements entered into by such executive officers, (ii) issue stock options to executive officers pursuant to the Company’s equity incentive plan; provided that such stock options will not have a strike prices less than the value of a share of Common Stock implied by the Conversion Price, and (iii) enter into compensation arrangements with newly hired executive officers or newly elected or appointed directors to the extent approved by the Board of Directors; provided, that, following the establishment of such newly hired executive officer’s or newly elected or appointed director’s compensation in connection with their initial retention, any changes to the compensation of such newly hired executive officer or newly elected or appointed director will be subject to the terms of this Section 8(O), and each such newly hired executive officer or newly elected or appointed director shall execute a lock up agreement substantially in the form of the Lock-Up Agreements. Notwithstanding the foregoing, following the occurrence of a Triggering Event until the date that no shares of Preferred Stock are outstanding, base salary (without any increase) shall be the only cash compensation of such executive officers and directors of the Company, and the Company shall not issue Capital Stock of the Company (including, for the avoidance of doubt, RSU’s or PSU’s) to such executive officers or directors.

(P) Restricted Issuances. The Company shall not, and shall cause its Subsidiaries not to, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any shares of Preferred Stock (other than as contemplated by the Securities Purchase Agreement and this Certificate of Designation) or (ii) issue any other securities or incur any Indebtedness, in each case, that would cause a breach or Trigger under this Certificate of Designation or that by its terms would prohibit or restrict the performance of any of the Company’s or its Subsidiaries’ obligations under this Certificate of Designation, including, without limitation, the payment of dividends and redemption amounts in respect of the Preferred Stock.

(Q) Share Reserve. So long as any shares of Preferred Stock remain outstanding, as of any date, the Company shall at all times have no less than a number of shares of authorized but unissued Common Stock reserved for any issuance equal to the greater of (i) an amount equal to the product of three hundred fifty million (350,000,000) multiplied by a fraction, the numerator of which is the aggregate number of shares of Preferred Stock outstanding as of such date and the denominator of which is the number of shares of Preferred Stock issued pursuant to the Securities Purchase Agreement, (ii) two hundred percent (200%) of a fraction, the numerator of which shall be the aggregate Stated Value with respect to all outstanding shares of Preferred Stock as of such date, plus all remaining unpaid dividends payable on the Preferred Stock through and including September 26, 2029, plus the maximum number of shares of Common Stock exercisable pursuant to the Anniversary Warrants, and the denominator of which shall be the Triggering Event Conversion Price and (iii) one hundred percent (100%) of a fraction, the numerator of which shall be the aggregate Stated Value with respect to all outstanding shares of Preferred Stock as of such date, plus all remaining unpaid dividends payable on the Preferred Stock through and including September 26, 2029, plus the maximum number of shares of Common Stock exercisable pursuant to the Anniversary Warrants, and the denominator of which shall be the Conversion Price (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 8(Q) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

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(R) At-the-Market Offering. The Company shall (i) at all times from and after September 1, 2025 have an agreement providing for an “at-the-market” offering within the meaning of Rule 415(a)(4) of the Securities Act (an “ATM Sales Agreement”) in place pursuant to which the Company may issue and sell shares of Common Stock from time to time and (ii) ensure that the aggregate amount of Common Stock that is available to be issued and sold under the ATM Sales Agreement at all times equals or exceeds twenty five million dollars ($25,000,000).

(S) Independent Investigation. At the request of the Required Holders at any time the Required Holders have determined in good faith that (i) a Triggering Event has occurred or (ii) any event or circumstance has occurred and is continuing which, with the giving of notice or passage of time or both, could constitute a Triggering Event but the Company has not timely agreed to such determination in writing, the Company shall hire an independent, reputable accounting firm selected by the Company and approved by the Required Holders to investigate as to whether such Triggering Event or event or circumstance has occurred (the “Independent Investigator”). If the Independent Investigator determines that such Triggering Event or event or circumstance has occurred, the Independent Investigator shall notify the Company of such Triggering Event or occurrence of such event or circumstance and the Company shall promptly deliver written notice to the Holder of such Triggering Event if such Triggering Event has occurred. In connection with such investigation, the Independent Investigator may, during normal business hours and upon signing a confidentiality agreement in a form reasonably acceptable to the Company, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, any of the Company’s officers, directors, key employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries; provided, that the Company’s Chief Financial Officer and Chief Executive Officer shall also be invited to attend any discussion with any key employee or the Company’s independent public accountants), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

(T) Regulatory Filings. To the extent required in connection with the exercise of any the Holder’s rights with respect to the Preferred Stock or the Anniversary Warrants (including the conversion, exercise or redemption thereof) (the “Exercise Transactions”), the Company and the Holder shall as soon as reasonably practicable (but in no event more than ten (10) business days) following written request by Holder, make any filings and apply for any approvals or consents that are required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or any other applicable Antitrust Laws with respect to the Exercise Transactions and the Company and Holder shall, to the extent permitted under applicable law, (i) cooperate and coordinate, subject to all applicable privileges (including the attorney-client privilege), with the other in the making of any filings or submissions that are required to be made under any applicable Antitrust Laws or requested to be made by any Governmental Authority in connection with the Exercise Transactions, (ii) supply the other or its outside counsel with any information that may be required or requested by any Governmental Authority in connection with such filings or submissions, (iii) supply any additional information that may be required or requested by the Federal Trade Commission, the Department of Justice, or other Governmental Authorities in which any such filings or submissions are made under any applicable Antitrust Laws as promptly as practicable, and (iv) use their respective reasonable best efforts consistent with applicable law to cause the expiration or termination of the applicable waiting periods under any applicable Antitrust Laws as soon as reasonably practicable. Subject to applicable law relating to the exchange of information, the Holder shall have the right, with reasonable consideration of the Company’s comments, (x) to direct all matters with any Governmental Authority relating to the Exercise Transactions and (y) to review in advance, and direct the revision of, any filing, application, notification, or other document to be submitted by the Company to any Governmental Authority under any Antitrust Law. Neither party shall, without the prior written consent of the other party (which shall not be unreasonably withheld), participate in any meeting or substantive discussion with any Governmental Authority relating to the Exercise Transactions unless such party consults with the other party in advance and, to the extent permitted by such Governmental Authority, grants the other party the opportunity to attend and participate in such discussions. In furtherance of this Section 8(T), if any objections are asserted with respect to the Exercise Transactions under the HSR Act, any other applicable Antitrust Law or any other applicable law or if any legal proceeding is instituted (or threatened to be instituted) by the Federal Trade Commission, the Department of Justice, or any other Governmental Authority challenging the Exercise Transactions or that would otherwise prohibit or materially impair or delay the consummation of the Exercise Transactions (an “Antitrust Restriction”), the Company and the Holder shall use their respective reasonable best efforts to resolve any such objections or lawsuits or other proceedings (or threatened proceedings) so as to permit consummation of the Exercise Transactions as soon as reasonably practicable. For as long as the shares of Preferred Stock or Anniversary Warrants are outstanding, the Company shall (subject to any restrictions on provision of such information under applicable law) as promptly as reasonably practicable provide such information regarding the Company and its subsidiaries as the Holder may reasonably request in order to determine what antitrust requirements may exist with respect to the Exercise Transactions.

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(U) On or prior to the first (1st) Business Day of each month (or, if requested by the Holder in its sole discretion, within one (1) Business Day of such request or, if earlier, immediately in the event a Triggering Event has occurred as a result of a breach of Section 8(A), Section 8(D), Section 8(E), Section 8(F), Section 8(G), Section 8(O), Section 8(Q), Section 8(R) or Section 8(Y)), the Company shall provide to the Holder a certification, in the form attached hereto as Exhibit B, executed on behalf of the Company by the Chief Financial Officer of the Company, certifying whether or not the Company has satisfied the requirements of Section 8(A), Section 8(D), Section 8(E), Section 8(F), Section 8(G), Section 8(O), Section 8(Q), Section 8(R) or Section 8(Y) during the immediately preceding calendar month or calendar quarter, as applicable (a “Compliance Certification”); provided that, solely with respect to the certification of Section 8(A), if the Company has not closed its books by the first (1st) Business Day of the month, the Company shall supplement such month’s Compliance Certification by the third (3rd) Business Day with its certification of Section 8(A). If the Company determines in its sole discretion that such information constitutes material non-public information, then the Company will so indicate in the certification provided pursuant to the preceding sentence and the Company will concurrently disclose such material non-public information on a Current Report on Form 8-K or otherwise.

(V) Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Certificate of Designation, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York City time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 8(V) shall limit any obligations of the Company, or any rights of the Holder, under the Securities Purchase Agreement.

(W) The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company, the Holder will not have any obligations hereunder except those obligations expressly set forth herein (and in the Securities Purchase Agreement) and the Holder is acting solely in the capacity of an arm’s length stockholder of the Company and not as a fiduciary or agent of the Company. The Company agrees that it will not assert any claim against the Holder based on an alleged breach of fiduciary duty by the Holder in connection with this Certificate of Designation or such Holder’s status as a stockholder of the Company. The Company acknowledges that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

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(X) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (i) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of the Company’s obligations pursuant to this Certificate of Designation; and (ii) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holders by this Certificate of Designation, but will suffer and permit the execution of every such power as though no such law has been enacted.

(Y) MSA Subordination Provision. The Company shall comply with the requirements of Section 4(cc) of the Securities Purchase Agreement regarding the implementation of the MSA Subordination Provision into Company Vendor Contracts.

(Z) Information Rights. The Company shall permit any Holder and any of such Holder’s consultants, accountants, advisors, and legal counsel, at the Company’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with the Company’s officers, during normal business hours of the Company as may be reasonably requested by the Holder; provided that the Company shall not be obligated pursuant to this Section 8(Z) to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(AA) Reimbursement. The Company shall reimburse the Holder for all documented out of pocket expenses incurred in connection with the Holder’s ongoing diligence of the Company following the Issue Date and the exercise and enforcement of its rights hereunder within two (2) Business Days of written notice thereof.

Section 9.	Successors.

The Company will not consolidate with or merge with or into, or (directly, or indirectly through one or more of its Subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to another Person, other than the Holder or any of its Affiliates (a “Business Combination Event”), unless:

(A) the resulting, surviving or transferee Person either (x) is the Company or (y) if not the Company, is a corporation (the “Successor Corporation”) duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that expressly assumes (by executing and delivering to the Holder, at or before the effective time of such Business Combination Event, a supplement to this instrument) all of the Company’s obligations under this Certificate of Designation (including, without limitation, by way of incorporating the terms hereunder into the organizational documents of such Successor Corporation); and

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(B) immediately after giving effect to such Business Combination Event, no Triggering Event will have occurred that has not been waived and no Trigger will have occurred and be continuing which has not been waived.

At the effective time of any Business Combination Event, the Successor Corporation (if not the Company) will succeed to, and may exercise every right and power of, the Company under this Certificate of Designation with the same effect as if such Successor Corporation had been named as the Company in this Certificate of Designation, and, except in the case of a lease, the predecessor Company will be discharged from its obligations under this Certificate of Designation.

Section 10.	Triggers and Remedies

(A) Triggering Events. “Triggering Event” means the occurrence of any of the following (whose occurrence, for the avoidance of doubt, may be waived, but may not be cured):

(i) any failure to pay in full when due any cash payment required pursuant to this Certificate of Designation, including, without limitation, any Alternative Conversion Cash Payment, Cash Sweep Payment, Company Redemption Price, Additional Payment, or Fundamental Change Redemption Price;

(ii) any failure for two (2) Business Days in the payment when due of any dividends on the Preferred Stock (to the extent not accrued pursuant to the terms of this Certificate of Designation);

(iii) any failure in the execution of the Company’s obligation to issue shares pursuant to this Certificate of Designation in accordance with Section 5(B), Section 5(C), Section 5(E)(ii), or Section 7;

(iv) any failure in the execution of the Company’s obligation to timely deliver a Fundamental Change Notice pursuant to Section 6(A)(iii), Cash Sweep Certification in accordance with the requirements of Section 4(B), or Compliance Certification and such failure continues for three (3) Business Days, or the delivery of a materially false or inaccurate Fundamental Change Notice, Cash Sweep Certification, Company Redemption Notice or Compliance Certification;

(v) any failure to timely deliver a Triggering Event Notice or any delivery of a materially false or inaccurate certification (including a false or inaccurate deemed certification) by the Company (A) that the Equity Conditions or Company Redemption Equity Conditions, as applicable, are satisfied or (B) as to whether any Triggering Event has occurred;

(vi) any failure in the execution of the Company’s obligations or agreements under this Certificate of Designation or the Transaction Documents (in each case, other than as set forth in clauses (i) - (v) or (vii) – (xvi) of this Section 10(A)), or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality qualifications, which may not be breached in any respect) of any Transaction Document as of the date when made (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); provided, however, that if such failure or breach can be cured, then such failure or breach shall not be a Triggering Event unless the Company has failed to cure such failure or breach within ten (10) days after its occurrence;

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(vii) any provision of any Transaction Document at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by the Company or any of its Subsidiaries, or a proceeding is commenced by the Company or any of its Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;

(viii) the Company fails to comply with any covenant set forth in Section 8(A), Section (B), Section (C), Section 8(D), Section 8(E), Section 8(F), Section 8(G), Section 8(H), Section 8(P), Section 8(Q), Section 8(R), Section 8(T), Section 8(U), Section 8(V), Section 8(Y), Section 8(Z) and Section 8(AA) of this Certificate of Designation;

(ix) the suspension from trading or failure of the Common Stock to be trading or listed on the Company’s primary Eligible Exchange (measured in terms of trading volume for its Common Stock) on which the Common Stock is traded for a period of three (3) consecutive Trading Days;

(x) (i) the failure of the Company or any of its Subsidiaries to pay when due or within any applicable grace period any Indebtedness having an individual principal amount in excess of at least one million dollars ($1,000,000) (or its foreign currency equivalent) in the aggregate of the Company or any of its Subsidiaries, whether such Indebtedness exists as of the Issue Date or is thereafter created, and whether such default has been waived for any period of time or is subsequently cured; (ii) the occurrence of any breach or default under any terms or provisions of any other Indebtedness of at least one million dollars ($1,000,000) (or its foreign currency equivalent) in the aggregate of the Company or any of its Subsidiaries, if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such Indebtedness, to cause, Indebtedness having an individual principal amount in excess of one million dollars ($1,000,000) to become or be declared due prior to its stated maturity (whether or not such breach or default has been waived by the holders of such Indebtedness or otherwise cured) or (iii) the Company effects any amendment, amendment and restatement or other modification to the Senior Indebtedness Agreement or effects any refinancing, refunding, renewal or extension of the Senior Indebtedness that has, in the reasonable determination of the Holder, an adverse effect on such Holder;

(xi) one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least one million dollars ($1,000,000) (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against the Company or any of its Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of ten (10) consecutive days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

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(xii) (A) the Company fails to timely file its quarterly reports on Form 10-Q or its annual reports on Form 10-K with the Commission in the manner and within the time periods required by the Exchange Act, (B) the Company withdraws or restates any such quarterly report or annual report previously filed with the Commission or (C) the Company at any time ceases to satisfy the eligibility requirements set forth under Section I.A of the General Instructions to Form S-3;

(xiii) at any time any shares of Common Stock issuable pursuant to this Certificate of Designation are not Freely Tradable;

(xiv) the Company or any of its Significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law, either:

(1) commences a voluntary case or proceeding;

(2) consents to the entry of an order for relief against it in an involuntary case or proceeding;

(3) consents to the appointment of a custodian of it or for any substantial part of its property;

(4) makes a general assignment for the benefit of its creditors;

(5) takes any comparable action under any foreign Bankruptcy Law; or

(6) generally is not paying its debts as they become due; or

(xv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:

(1) is for relief against Company or any of its Significant Subsidiaries in an involuntary case or proceeding;

(2) appoints a custodian of the Company or any of its Significant Subsidiaries, or for any substantial part of the property of the Company or any of its Significant Subsidiaries;

(3) orders the winding up or liquidation of the Company or any of its Significant Subsidiaries; or

(4) grants any similar relief with respect to the Company or any of its Significant Subsidiaries under any foreign Bankruptcy Law,

and, in each case under this Section 10(A)(xv), such order or decree remains unstayed and in effect for at least thirty (30) days.

(xvi) the Company’s stockholders approve any plan for the liquidation or dissolution of the Company.

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(B) Notice of Triggering Events. Promptly, but in no event later than two (2) Business Days after a Triggering Event, the Company will provide written notice of such Triggering Event to the Holder (a “Triggering Event Notice”), which Triggering Event Notice shall include (i) a reasonable description of the applicable Triggering Event, (ii) the date on which the Triggering Event occurred and (iii) the date on which the Trigger underlying such Triggering Event initially occurred, if different than the date on which the Triggering Event occurred.

(C) Trigger Dividends. If a Trigger or a Triggering Event occurs, then in each case, each Holder will be entitled to receive, on a cumulative basis, whether or not authorized or declared and whether or not the Company has assets legally available therefor, dividends (in addition to the Stated Dividends) on each share of Preferred Stock (the “Trigger Dividend”) at a rate per annum equal to twenty two percent (22%) less the then current Stated Dividend Rate on the amount equal to the sum of (a) the Stated Value plus (b) all accrued and unpaid dividends on such share of Preferred Stock (including dividends accrued and unpaid on previously unpaid dividends, but excluding any dividends accruing and not yet due). Such Trigger Dividends will automatically accrue daily and compound quarterly from, and including, the date of such Trigger or Triggering Event, as applicable, to, but excluding, the date such Trigger is cured and all outstanding Trigger Dividends have been paid. Trigger Dividends hereunder will be computed on the basis of a 360-day year comprised of twelve 30-day months and will be payable in arrears on the earlier of (i) the first day of each calendar month, (ii) the date such Trigger is cured, and (iii) the date on which any shares of Preferred Stock on which such Trigger Dividends have accrued (including dividends accrued and unpaid on previously unpaid dividends thereon) are redeemed, converted or otherwise retired (including, without limitation, a Conversion Settlement Date, Company Redemption Date, Fundamental Change Redemption Date, or any date that a Cash Sweep Payment is paid by the Company to the Holder).

Section 11.	Senior Credit Step-In Rights.

If at any time following the Issue Date, the trading price of a share of Common Stock on the principal U.S. national or regional securities exchange on which the Common Stock is then listed is below (x) two dollars ($2.00) at any time during a Trading Day for three (3) consecutive Trading Days or (y) one dollar fifty cents ($1.50) at any time during a Trading Day, then from and after such time, the Holder (or any affiliate of the Holder to which the Holder has assigned its rights under this Section 11, in which event references to the Holder in this Section 11 shall be in reference to such affiliate) will have the right to make a loan to the Company secured by all assets of the Company and in an amount necessary to, and to require the Company to use the proceeds thereof to, effect Payment in Full (as defined in the Senior Indebtedness Agreement or any equivalent term set forth in any agreement evidencing Senior Indebtedness Permitted Refinancing) (including, in respect of any Letters of Credit, Secured Swap Agreements and Bank Products (each, as defined in the Senior Indebtedness Agreement as in effect on the Issue Date) then extant, cash collateralizing or otherwise entering into arrangements satisfactory to the applicable parties in accordance with the Senior Indebtedness Agreement as in effect on the Issue Date), with the documentation for such secured loan being substantially in the form of the Senior Indebtedness Agreement and the applicable Loan Documents (as defined in the Senior Indebtedness Agreement), in each case, as in effect on the Issue Date (other than removing any letter of credit facility therefrom) (collectively, the “Mirror Credit Facility”). Concurrently with the closing of such Mirror Credit Facility and the making of such secured loan by Holder to the Company or at any time thereafter (at the option of the Holder), the Company hereby agrees to (A) amend the Mirror Credit Facility so that the lien on the Collateral (as defined in the Mirror Credit Facility) pursuant to the Mirror Credit Facility shall also secure, on a pari passu basis, the Company’s payment obligations under this Certificate of Designation, (B) enter into a new senior secured credit agreement or any other agreement evidencing Indebtedness with the Holder (including, without limitation, by exchange of the Preferred Stock for senior secured convertible notes at the Holder’s option), the terms of which shall be substantially similar to the terms of the Preferred Stock, and use the proceeds paid by the Holder thereunder to redeem the shares of Preferred Stock or (C) any combination of the foregoing clauses (A) and (B). The Company hereby agrees that (i) it shall negotiate in good faith and use its best efforts to agree on a form of the Mirror Credit Facility and any other agreements contemplated under this Section 11 with the Holder (without unreasonable conditions or delay) and (ii) shall duly authorize, execute, deliver and perform such Mirror Credit Facility and any other agreements contemplated under this Section 11 upon the Holder’s exercise of its rights under this Section 11.

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Section 12.	Absolute Floor.

Notwithstanding any other provision of this Certificate of Designation to the contrary, in no event shall any share of Preferred Stock be converted into shares of Common Stock using a Market Stock Payment Price or Triggering Event Conversion Price that is lower than the Absolute Floor Price, in which case, the Absolute Floor Price shall be used for such conversion.

Section 13.	Ranking.

All payments due under this Certificate of Designation in respect of a share of Preferred Stock shall rank pari passu with all other shares of Preferred Stock.

Section 14.	Lost or Mutilated Preferred Stock Certificate.

If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, an indemnity in form and substance reasonably satisfactory to the Company, and of the ownership hereof reasonably satisfactory to the Company.

Section 15.	Notices.

Any notice or communication to the Company will be deemed to have been duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), electronic transmission (including e-mail) or other similar means of unsecured electronic communication or overnight air courier guaranteeing next day delivery, or to the other’s address, which initially is as follows:

Prairie Operating Co.
55 Waugh Drive, Suite 400
Houston, TX 77007
Attention: General Counsel
Email address: ds@prairieopco.com

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The Company, by notice to the Holder, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication to the Holder will be by e-mail to its e-mail address, which initially is as set forth in the Securities Purchase Agreement. The Holder, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

If a notice or communication is mailed in the manner provided above within the time prescribed, it will be deemed to have been duly given, whether or not the addressee receives it.

Section 16.	Successors and Assigns.

All agreements of the Company in this Certificate of Designation will bind its successors and will inure to the benefit of the Holder’s successors and assigns.

Section 17.	Severability.

If any provision of this Certificate of Designation is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Certificate of Designation will not in any way be affected or impaired thereby.

Section 18.	Headings, Etc.

The headings of the Sections of this Certificate of Designation have been inserted for convenience of reference only, are not to be considered a part of this Certificate of Designation and will in no way modify or restrict any of the terms or provisions of this Certificate of Designation.

Section 19.	Amendments

This Certificate of Designation may not be amended or modified unless in writing by the Company and the Required Holders, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit; provided that this Section 19 and the provision restricting the waiver or amendment of the limitation in Section 7(J)(i) may not be amended or waived.

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Section 20.	Governing Law; Waiver of Jury Trial.

All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company and each Holder hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder or to enforce a judgment or other court ruling in favor of such Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATION OR ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

Section 21.	Submission to Jurisdiction.

The Company (A) agrees that any suit, action or proceeding against it arising out of or relating to this Certificate of Designation may be instituted in the Court of Chancery of the State of Delaware; (B) waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (ii) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (C) submits to the nonexclusive jurisdiction of such court in any such suit, action or proceeding.

Section 22.	Enforcement Fees.

The Company agrees to pay all costs and expenses of the Holder incurred as a result of enforcement of this Certificate of Designation and the collection of any amounts owed to the Holder hereunder (whether in cash, Common Stock or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

Section 23.	Electronic Execution.

The words “execution,” “signed,” “signature,” and words of similar import in this Certificate of Designation shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

* * *

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 26th day of March 2025.

/s/ Gary Hanna		/s/ Edward Kovalik
Name:	Gary Hanna	Name:	Edward Kovalik
Title:	President	Title:	Chief Executive Officer

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Exhibit A

Form of Holder Conversion Notice

Prairie Operating Co.

Series F Convertible Preferred Stock

Subject to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock of Prairie Operating Co., a Delaware corporation, by executing and delivering this Holder Conversion Notice, the undersigned Holder of shares of Preferred Stock directs the Company to convert [_____] shares of Preferred Stock plus the accrued and unpaid dividends on such shares in accordance with the following details.

Alternative Conversion: ___ Yes ___ No

Below Floor Alternative Conversion: ___ Yes ___ No

Triggering Event Conversion Period in effect since (if applicable): ______________________

Shares of Common Stock to be delivered:

______________________________

Accrued and unpaid dividends:

______________________________

Account Number:

______________________________

DTC Participant Number:

______________________________

DTC Participant Name:

______________________________

Date:
(Legal Name of Holder)

By:
Name:
Title:

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Exhibit B

Form of Covenant Compliance Certification

The undersigned, the duly qualified and elected Chief Financial Officer of Prairie Operating Co., a Delaware corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock of the Company (the “Certificate”), that:

i.	the Company did not violate Section 8(A) of the Certificate during the calendar quarter ended [ ● ];

ii.	the Company did not violate Section 8(D) of the Certificate during the calendar month ended [ ● ];

iii.	the Company did not violate Section 8(E) of the Certificate during the calendar month ended [ ● ];

iv.	the Company did not violate Section 8(F) of the Certificate during the calendar month ended [ ● ];

v.	the Company did not violate Section 8(G) of the Certificate during the calendar month ended [ ● ];

vi.	the Company did not violate Section 8(O) of the Certificate during the calendar month ended [ ● ];

vii.	the Company did not violate Section 8(Q) of the Certificate during the calendar month ended [ ● ];

viii.	the Company did not violate Section 8(R) of the Certificate during the calendar month ended [ ● ]; or

ix.	the Company did not violate Section 8(Y) of the Certificate during the calendar month ended [ ● ].

Unless otherwise specified, capitalized terms used herein without definition shall have the meanings given to such terms in the Certificate.

PRAIRIE OPERATING CO.

By:
Name:
Title:
Date:

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Appendix B

FORM OF WARRANT

WARRANT TO PURCHASE SHARES OF COMMON STOCK

PRAIRIE OPERATING CO.

Warrant Shares: [ ● ][1]	Original Issuance Date:[2] [ ● ]

THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK (this “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or times on or after the Original Issuance Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Prairie Operating Co., a Delaware corporation (the “Company”), up to [ ● ] shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Securities Purchase Agreement), dated as of March 24, 2025, among the Company, the Holder and the other Buyers party thereto.

2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise on the date of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1 NTD: To be a number of shares of Common Stock equal to the quotient of (i) one hundred twenty five percent (125%) of the Stated Value (as defined in the Certificate of Designation) of all Purchased Preferred Stock held by such Holder on the date that is the one year anniversary of the Closing Date, provided that if such date is not a Trading Day, then the immediately preceding Trading Day, divided by (ii) the average of the ten Daily VWAPs (as defined in the Certificate of Designation) during the ten VWAP Trading Day (as defined in the Certificate of Designation) period prior to the Original Issuance Date.

2 NTD: To be the date that is the one year anniversary of the Closing Date, provided that if such date is not a Trading Day, then the immediately preceding Trading Day, provided that the Last Reported Sale Price (as defined in the Certificate of Designation) of the Company’s shares of Common Stock during any Trading Day in the twenty (20) Trading Day period ending on such date was less than one hundred fifteen percent (115%) of the Conversion Price (as defined in the Certificate of Designation).

B-1

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant, shall be $[●]3 per share, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. Notwithstanding anything to the contrary set forth herein, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder or the resale of Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (x) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (y) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) within two (2) hours of the time of the Holder’s delivery of the Notice of Exercise pursuant to Section 2(a) hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section 2(a) hereof after two (2) hours following the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

3 NTD: To be an exercise price equal to one hundred ten percent (110%) of the average of the ten Daily VWAPs during the ten VWAP Trading Day period prior to the Original Issuance Date.

B-2

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market and if the Common Stock is listed or quoted for trading on the OTC Market Group’s OTCQB exchange (“OTCQB”) or OTCQX exchange (“OTCQX”) (or any successors to either of the foregoing) , the VWAP of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of the Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Market” means any of the following markets or exchanges on which the shares of Common Stock are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Stock Market LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market and if the Common Stock is listed or quoted for trading on OTCQB or OTCQX (or any successors to either of the foregoing), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

B-3

(d) Mechanics of Exercise

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon the date of delivery of the Notice of Exercise (the “Exercise Date”, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise; and provided further, that the Holder shall be deemed to have waived any voting rights of any such Warrant Shares that may arise during the period commencing on such Exercise Date, through, and including, such applicable Warrant Share Delivery Date, as necessary, such that the aggregate voting rights of any Common Stock (including such Warrant Shares) beneficially owned by the Holder and/or any Attribution Parties, collectively, shall not exceed the Beneficial Ownership Limitation (as defined below) as a result of any such exercise of this Warrant. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a registrar (which may be the Company’s transfer agent (the “Transfer Agent”)) that is a participant in the Fast Automated Securities Transfer Program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

B-4

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share of Common Stock.

(vi) Charges, Taxes and Expenses. The issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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(viii) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with the Holder’s for the purposes of Section 13(d) (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (collectively “Common Stock Equivalents”)) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(viii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d)(viii) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d)(viii), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d)(viii), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(d)(viii) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d)(viii) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant and this Section 2(d)(viii) may not be amended by the Company and the Holder. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternate consideration is owing to the Holder.

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3. Certain Adjustments.

(a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or Common Stock Equivalents payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time while this Warrant remains outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(d) Fundamental Transaction. If at any time while this Warrant is outstanding (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(d)(viii) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(d)(viii) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder, as described below, an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of the consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), valued at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) the 30 day volatility, (2) the 100 day volatility or (3) the 365 day volatility, each of clauses (1)-(3) as obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(d) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the date of the consummation of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of whether (i) the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares; (ii) a Fundamental Transaction occurs prior to the Initial Exercise Date; and/or (iii) the Requisite Stockholder Approval (as defined in the Securities Purchase Agreement) has been obtained.

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(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share of Common Stock, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

4. Transfer of Warrant.

(a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5. Miscellaneous.

(a) Currency. All dollar amounts referred to in this Warrant are in United States Dollars (“U.S. Dollars”). All amounts owing under this Warrant shall be paid in U.S. Dollars. All amounts denominated in other currencies shall be converted in the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Warrant, the U.S. Dollar exchange rate as published in the Wall Street Journal (New York edition) on the relevant date of calculation.

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(b) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(e) Authorized Shares. The Company covenants that during the period that the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued and delivered, as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares underlying this Warrant which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state, federal or foreign securities laws.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Securities Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(m) Amendment. This Warrant, other than this Section 5(m) and the provision restricting the amendment of Section 2(d)(viii), may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

B-12

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PRAIRIE OPERATING CO.

By:
Name:
Title:

B-13

EXHIBIT A

NOTICE OF EXERCISE

TO: PRAIRIE OPERATING CO.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. In exercising the Warrant, the undersigned hereby confirms and acknowledges that the representations set forth in the Warrant as they apply to the undersigned are true and complete as of this date.

(2) Payment shall take the form of (check applicable box(es)):

☐ in lawful money of the United States; and/or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

[SIGNATURE OF HOLDER]
Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Title of Authorized Signatory:

Date:

B-14

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:

Holder’s Signature:

Holder’s Address:

B-15

PRAIRIE OPERATING CO.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2025. Have your proxy card in hand when you access the web site and follow the instructions to cast your vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70747-Z89948 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRAIRIE OPERATING CO.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V70748-Z89948

PRAIRIE OPERATING CO.
SPECIAL MEETING OF STOCKHOLDERS
May 8, 2025 at 10:00 am CDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward Kovalik and Gary C. Hanna, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PRAIRIE OPERATING CO. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 am CDT, on May 8, 2025, at The Westin Oaks Houston located at 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations; and at the discretion of the proxy holders with regard to any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side